UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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BALDWIN TECHNOLOGY COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BALDWIN TECHNOLOGY COMPANY, INC.

February 15, 2012

To the Stockholders:

     You are cordially invited to attend the special meeting of the stockholders of Baldwin Technology Company, Inc., a Delaware corporation (the “Company”), which will be held at the Hyatt House, 830 Bridgeport Avenue, Shelton, Connecticut, 06484, on Thursday, March 15, 2012, at 10:00 a.m., Eastern Time.

     On December 22, 2011, we entered into a merger agreement (the “Merger Agreement”) providing for the acquisition of the Company by Forsyth Baldwin, Inc., a Delaware corporation (“Merger Sub”) and an indirect wholly-owned subsidiary of Forsyth Capital Investors, LLC, a Missouri limited liability company (“FCI”). If the merger contemplated by the Merger Agreement is completed, you will be entitled to receive $0.96 per share in cash, without interest and less any applicable withholding taxes, subject to adjustment as described in the proxy statement attached to this letter, for each share of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), or Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), you own. At the special meeting, you will be asked to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the merger of Merger Sub with and into the Company, as a result of which the Company will become an indirect wholly-owned subsidiary of FCI (the “Merger”).

     In connection with the Merger, our Board of Directors formed a Transaction Committee of the Board of Directors composed entirely of independent directors to, among other things, evaluate and make a recommendation to our Board of Directors with respect to the Merger. The Transaction Committee and our Board of Directors (acting upon the unanimous recommendation of the Transaction Committee), after careful consideration, have unanimously approved the Merger Agreement and the Merger, and have determined that the Merger Agreement and the Merger are advisable, fair to and in the best interests of the holders of Common Stock. Therefore, the Transaction Committee and our Board of Directors unanimously recommend that you vote “FOR” the adoption of the Merger Agreement and approval of the transactions contemplated by that agreement.

     However, in considering the recommendation of the Transaction Committee and the Board of Directors, you should be aware that the directors and executive officers of the Company may have certain interests in the Merger that are different from, and in addition to, the interests of our stockholders generally. The accompanying proxy statement includes information regarding the interests of our directors and executive officers that are different from, and in addition to, the interests of our stockholders generally.

     The proxy statement attached to this letter provides you with information about the proposed Merger and the special meeting. We encourage you to read the entire proxy statement carefully because it explains the proposed Merger, the documents related to the Merger and other related matters, including the conditions to the completion of the Merger. You may also obtain more information about the Company from documents we have filed with the Securities and Exchange Commission.

     Your vote is very important, regardless of the number of shares of Common Stock you own. The Merger cannot be completed unless the Merger Agreement is adopted by the affirmative vote of holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote, voting together as a single class, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. If you fail to vote on the adoption of the Merger Agreement, the effect will be the same as a vote against the adoption of the Merger Agreement.

     If your shares of Common Stock are held in street name by your broker, dealer, commercial bank, trust company or other nominee, your broker, dealer, commercial bank, trust company or other nominee will be unable to vote your shares of Common Stock without instructions from you. You should instruct your broker, dealer, commercial bank, trust company or other nominee as to how to vote your shares of Common Stock, following the procedures provided by your broker, dealer, commercial bank, trust company or other nominee. The failure to instruct your broker, dealer, commercial bank, trust company or other nominee to vote your shares of Common Stock “FOR” the adoption of the Merger Agreement will have the same effect as voting against the adoption of the Merger Agreement.

     Please do not send your Common Stock certificates to us at this time. If the Merger is completed, you will be sent instructions regarding surrender of your certificates.

     Whether or not you expect to attend the special meeting in person, we urge you to submit your proxy as promptly as possible (1) through the Internet, (2) by telephone or (3) by marking, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided. If you receive more than one proxy card because you own shares that are registered differently, please vote all of your shares shown on all of the proxy cards.

     If you are a stockholder of record of the Company, voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

     We look forward to seeing you at the special meeting.

Sincerely,

Gerald A. Nathe
Chairman of the Board

February 15, 2012

This proxy statement is dated February 15, 2012 and is first being mailed to stockholders on or about February 16, 2012.

BALDWIN TECHNOLOGY COMPANY, INC.
2000 NW Corporate Boulevard
Suite 101
Boca Raton, Florida 33431 USA

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 15, 2012

     A special meeting of the stockholders of the Baldwin Technology Company, Inc., a Delaware corporation (“the Company”), will be held at the Hyatt House, 830 Bridgeport Avenue, Shelton, Connecticut, 06484, on Thursday, March 15, 2012, at 10:00 a.m., Eastern Time, for the following purposes:

     1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 22, 2011, among the Company, Forsyth Capital Investors, LLC, a Missouri limited liability company (“FCI”), Forsyth Baldwin, LLC, a Missouri limited liability company, Forsyth Baldwin Mezzanine, Inc., a Missouri corporation, and Forsyth Baldwin, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of FCI (“Merger Sub”), which contemplates the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). Pursuant to the Merger Agreement, each share of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”)), outstanding immediately prior to the effective time of the Merger (other than shares held by FCI, the Company or any of their respective subsidiaries and by stockholders of the Company, if any, who validly perfect their appraisal rights under Delaware law) will be converted into the right to receive $0.96 per share in cash, subject to adjustment as described in the accompanying proxy statement, without interest and less any applicable withholding taxes.

     2. To consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to adopt the Merger Agreement referred to in Proposal 1 set forth above.

     3. To consider and vote upon a proposal to approve, on a nonbinding advisory basis, the “golden parachute” compensation that may be payable to Mark T. Becker, the Company’s President and Chief Executive Officer, and Ivan R. Habibe, the Company’s Chief Financial Officer, Treasurer and Vice President of Global Administrative Services, in connection with the Merger as reported in the Golden Parachute Compensation table on page 47.

     4. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

     For more information about the Merger, please review the accompanying proxy statement and the Merger Agreement attached thereto as Appendix A.

     In connection with the Merger, our Board of Directors formed a transaction committee of the Board of Directors (the “Transaction Committee”) composed entirely of independent directors to, among other things, evaluate and make a recommendation to our Board of Directors with respect to the Merger. The Transaction Committee and our Board of Directors (acting upon the unanimous recommendation of the Transaction Committee), after careful consideration, have unanimously approved the Merger Agreement and the Merger, and have determined that the Merger Agreement and the Merger are advisable, fair to and in the best interests of the holders of Common Stock. Therefore, the Transaction Committee and our Board of Directors unanimously recommend that you vote “FOR” the adoption of the Merger Agreement and approval of the transactions contemplated by that agreement, “FOR” approval of the proposal to adjourn the special meeting, if necessary or appropriate, to permit further solicitation of proxies and “FOR” approval of the nonbinding advisory proposal regarding “golden parachute” compensation.

     However, in considering the recommendation of the Transaction Committee and the Board of Directors, you should be aware that the directors and executive officers of the Company may have certain interests in the Merger that are different from, and in addition to, the interests of our stockholders generally. The accompanying proxy statement includes information regarding interests of our directors and executive officers that are different from, and in addition to, the interests of our stockholders generally.

     Your vote is very important, regardless of the number of shares of Common Stock that you own. The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the voting power of Class A Common Stock and Class B Common Stock that are entitled to vote at the special meeting, voting together as a single class, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. The proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock that are present and entitled to vote at the special meeting, whether or not a quorum is present.

     Only holders of record of shares of Common Stock at the close of business on February 13, 2012, the record date for the special meeting, are entitled to notice of the special meeting and to vote at the special meeting and at any adjournment or postponement of the special meeting. All stockholders of record are cordially invited to attend the special meeting in person. A list of such stockholders of record shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, at the offices of the Company at 2000 NW Corporate Boulevard, Suite 101, Boca Raton, Florida 33431 USA.

     Whether or not you expect to attend the special meeting in person, we urge you to submit your proxy as promptly as possible (1) through the Internet, (2) by telephone or (3) by marking, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided. Prior to the vote, you may revoke your proxy in the manner described in the proxy statement. Your failure to vote will have the same effect as a vote against the adoption of the Merger Agreement.

     If you are a stockholder of record of the Company, voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

     Stockholders who do not vote in favor of the adoption of the Merger Agreement will have the right to seek appraisal of the fair value of their shares of Common Stock if the Merger is completed, but only if they perfect their appraisal rights by strictly complying with all of the required procedures under Delaware law, which are summarized in the accompanying proxy statement.

By Order of the Board of Directors,

Helen P. Oster
Secretary

February 15, 2012

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VOTING AGREEMENTS	65

Voting Arrangements and Related Provisions	65
Termination	65

PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS	66

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	67

FUTURE STOCKHOLDER PROPOSALS	69

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION	70

Appendix A – Merger Agreement

Appendix B – Opinion of Duff & Phelps LLC, dated December 22, 2011

Appendix C – Section 262 of the General Corporation Law of the State of Delaware

Appendix D – Form of Voting Agreement

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SUMMARY VOTING INSTRUCTIONS

     Ensure that your shares of Common Stock can be voted at the special meeting by submitting your proxy or contacting your broker, dealer, commercial bank, trust company or other nominee.

     If your shares of Common Stock are registered in the name of a broker, dealer, commercial bank, trust company or other nominee: check the voting instruction card forwarded by your broker, dealer, commercial bank, trust company or other nominee to see which voting options are available or contact your broker, dealer, commercial bank, trust company or other nominee in order to obtain directions as to how to ensure that your shares of Common Stock are voted at the special meeting.

     If your shares of Common Stock are registered in your name: submit your proxy as soon as possible through the Internet, by telephone or by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, so that your shares of Common Stock can be voted at the special meeting.

     Instructions regarding Internet and telephone voting are included with the proxy card.

     The failure to vote will have the same effect as a vote against the proposal to adopt the Merger Agreement. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the proposal to adopt the Merger Agreement and the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

     If you have any questions, require assistance with voting your proxy card, or need additional copies of proxy materials, please call Eagle Rock Proxy Advisors LLC, toll-free, at (855)-253-1569.

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IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING

     The U.S. Securities and Exchange Commission (the “SEC”) adopted e-proxy rules that require companies to post their proxy materials on the Internet and permit them to provide only a Notice of Internet Availability of Proxy Materials to stockholders. The Company has chosen to follow the SEC’s “full set” delivery option, and therefore, although we are posting a full set of our proxy materials (including this proxy statement and the proxy card) online, we are also mailing a full set of our proxy materials to our stockholders by mail. Therefore, even if you previously consented to receiving your proxy materials electronically, you will receive a copy of these proxy materials by mail. We believe that mailing a full set of proxy materials will help ensure that holders of a majority of our outstanding Class A Common Stock and Class B Common Stock are present in person or represented by proxy at our meeting. We also hope to help maximize stockholder participation.

     This proxy statement is available at www.specialmeeting.baldwintech.com.

     We are mailing a full set of our printed proxy materials to stockholders on or about February 16, 2012. On this date, all stockholders of record and beneficial owners will have the ability to access all of the proxy materials on the web site referred to above. These proxy materials will be available free of charge.

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SUMMARY

     The following summary highlights selected information in this proxy statement regarding substantive matters about the Merger, the Merger Agreement and the special meeting and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its appendices and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. See “Where Stockholders Can Find More Information.”

In this proxy statement, the terms “we,” “us,” “our,” “Baldwin” and the “Company” refer to Baldwin Technology Company, Inc. and, where appropriate, its subsidiaries. We refer to Forsyth Capital Investors, LLC as “FCI”; and Forsyth Baldwin, Inc. as “Merger Sub.” We refer to the United States as “U.S.” When we refer to the “Merger Agreement” we mean the Agreement and Plan of Merger, dated as of December 22, 2011, among the Company, FCI, Forsyth Baldwin, LLC, a Missouri limited liability company, Forsyth Baldwin Mezzanine, Inc., a Missouri corporation, and Merger Sub. We refer to the proposed Merger of Merger Sub with and into the Company as the “Merger.”

     This proxy statement is first being mailed to stockholders on or about February 16, 2012.

  The Parties to the Merger (Page 18)

       Baldwin Technology Company, Inc.
       2000 NW Corporate Boulevard
       Suite 101
       Boca Raton, Florida 33431 USA
       Telephone Number: (561) 367-2950

       Baldwin is a leading global supplier of process automation equipment for the printing and publishing industry. Baldwin offers its customers a broad range of products designed to enhance the product quality and the productivity and cost-efficiency of the print manufacturing process, while addressing safety issues and reducing the environmental impact from the printing process. Baldwin’s products include cleaning systems and related consumables, fluid management and ink control systems, web press protection systems, drying and curing systems, and related services and parts.

       Detailed descriptions of Baldwin’s business and financial results are contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2011. See “Where Stockholders Can Find More Information” beginning on page 70 of this proxy statement.

       Forsyth Capital Investors, LLC
       8040 Forsyth Boulevard
       St. Louis, Missouri 63105 USA
       Telephone Number: (314) 726-2152

     FCI is an investment firm affiliated with Barry-Wehmiller Group, Inc., a privately held company that owns international industrial equipment and service businesses. FCI is focused on investing in and partnering with small- to middle-market businesses through its “hybrid” equity investment approach.

     Forsyth Baldwin Inc., a newly-formed Delaware corporation (“Merger Sub”), was formed by FCI for the sole purpose of entering into the Merger Agreement and completing the Merger contemplated by the Merger Agreement. Merger Sub is an indirect wholly-owned subsidiary of FCI and has not engaged in any business except in anticipation of the Merger.

  The Merger (Page 22)

You are being asked to vote to adopt the Merger Agreement, pursuant to which Baldwin will be acquired by FCI. The acquisition will be effected by the Merger of Merger Sub, an indirect wholly-owned subsidiary of FCI, with and into Baldwin, with Baldwin surviving as an indirect wholly-owned subsidiary of FCI. At the effective time of the Merger, each issued and outstanding share of our Common Stock (other than shares held by Baldwin, FCI, Merger Sub or any of their respective subsidiaries and shares held by stockholders of the Company, if any, who validly perfect their appraisal rights under Delaware law) will be converted into the right to receive $0.96 per share in cash, without interest and less any applicable withholding taxes, which we refer to in this proxy statement as the “Merger Consideration.” The aggregate Merger Consideration paid to all of our stockholders is subject to adjustment, on a dollar-for-dollar basis, to the extent that:

  the Company’s aggregate cash balances (plus (i) the amount of any expenses paid by the Company in connection with the Merger, (ii) repayment or prepayment of certain amounts under the Company’s debt facilities and (iii) the amount of any 2011 Christmas bonuses paid by Baldwin Germany GmbH (up to the euro equivalent of $400,000)) exceeds (b) the Company’s aged accounts payable (and debt incurred under certain debt facilities since the date of the Merger Agreement) by less than $1,800,000;
  the amount of the Company’s expenses paid or incurred in connection with the Merger exceed $1,400,000; and
  the Company incurs certain fees to its lenders in connection with the Merger Agreement and the transactions contemplated by that agreement or in connection with any default, financing or refinancing after December 22, 2011.

     Several factors beyond the Company’s control may result in a downward adjustment of the Merger Consideration, such as a decline in customer demand for the Company’s products and services or in our customers’ ability to make timely payments, which could negatively impact the Company’s aggregate cash balances or aged accounts payable. In the event that the adjustments would result in the Merger Consideration being less than $0.90 per share, the Company is obligated under the Merger Agreement to adjourn or postpone the special meeting, amend this proxy statement and resolicit the approval of the Company’s stockholders for the Merger, at the revised Merger Consideration, adjusted as set forth above, which may be substantially less than $0.90 per share.

     The parties currently expect to complete the Merger as early as March 20, 2012, subject to satisfaction of the conditions described under “Terms of the Merger Agreement — Conditions to the Merger” beginning on page 61.

     A copy of the Merger Agreement is attached as Appendix A to this proxy statement. You are encouraged to read the Merger Agreement carefully in its entirety because it is the legal agreement that governs the Merger.

  Treatment of Company Stock Awards, Options and Warrants (Page 40)

     The Merger Agreement provides that:

  each restricted stock unit award and other right, contingent or accrued, to acquire or receive shares of Common Stock or benefits measured by the value of such shares, and each award of any kind consisting of shares of Common Stock that may be held, awarded, outstanding, payable or reserved for issuance under the Company’s 1996 Stock Option Plan, the 1998 Non-Employee Directors’ Stock Option Plan, or the 2005 Equity Compensation Plan or award agreements entered into pursuant thereto, other than options (each, a “Company Stock Award”) outstanding immediately prior to the effective time of the Merger, whether or not then vested or exercisable, will be cancelled and converted into a right to receive $0.96 per share in cash, subject to adjustment as described in this proxy statement, without interest and less any applicable withholding taxes, as promptly as reasonably practicable after the effective time of the Merger; and
  each option or warrant to acquire shares of Common Stock that is outstanding immediately prior to the effective time of the Merger, whether or not then vested or exercisable, will be cancelled and converted into the right to receive, as promptly as reasonably practicable after the effective time of the Merger, an amount in cash per share, without interest, equal to $0.96, subject to adjustment as described in this proxy statement, less the per share exercise price of such option or warrant, less any applicable withholding taxes.

     The total amount expected to be paid in respect of Company Stock Awards, options and warrants is approximately $1,250,000, subject to adjustment as described in this proxy statement.

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  Recommendation of our Board of Directors and Transaction Committee (Page 28)

     In connection with the Merger, our Board of Directors formed the Transaction Committee composed of certain independent directors to, among other things, evaluate and make a recommendation to our Board of Directors with respect to the Merger. The Transaction Committee consisted of the following independent directors: Paul J. Griswold, Ronald B. Salvagio, Claes Warnander and Rolf Bergstrom. The Transaction Committee and our Board of Directors (acting upon the unanimous recommendation of the Transaction Committee), after careful consideration, have unanimously: (i) determined that the Merger Agreement and the Merger, are advisable, fair to and in the best interests of the holders of Common Stock, (ii) approved and declared advisable the execution, delivery and performance of the Merger Agreement and the Merger, (iii) recommended that our stockholders vote “FOR” adoption of the Merger Agreement and approval of the transactions contemplated by that agreement, and (iv) recommended that our stockholders vote “FOR” the approval of any proposal to adjourn the special meeting, if necessary or appropriate to solicit additional proxies in the event that there are not sufficient votes in favor of adoption of the Merger Agreement at the time of the special meeting.

     However, in considering the recommendation of the Transaction Committee and the Board of Directors, you should be aware that the directors and executive officers of the Company have certain interests in the Merger that are different from, and in addition to, the interests of our stockholders generally. This proxy statement includes information regarding interests of our directors and executive officers that are different from, and in addition to, the interests of our stockholders generally.

     For a discussion of the material factors considered by the Transaction Committee and our Board of Directors in reaching their conclusions, see “The Merger—Reasons for the Merger; Recommendation of Our Board of Directors and Transaction Committee” beginning on page 28.

  Opinion of Duff & Phelps (Page 34)

     On November 21, 2011 Duff & Phelps, LLC (“Duff & Phelps”) was engaged to provide an opinion to the Transaction Committee as to the fairness, from a financial point of view, to the holders of the Common Stock, of the consideration to be received in the Merger.

     Duff & Phelps rendered its written opinion to the Transaction Committee on December 22, 2011, that, subject to the assumptions, qualifications and limiting conditions set forth therein, as of such date, the consideration to be received by the holders of the Common Stock in the Merger was fair, from a financial point of view, to the holders of the Common Stock. The full text of the written opinion of Duff & Phelps is attached as Appendix B to this proxy statement and is incorporated herein by reference.

  No Financing Condition (Page 40)

     The Merger Agreement does not contain any financing-related closing condition. Baldwin and FCI estimate that the total amount of funds necessary to pay the Merger Consideration to our stockholders and approximately $1,250,000 in respect of Company Stock Awards, options and warrants (the “Total Merger Consideration”) is approximately $16,400,000 and that approximately $20,000,000 will be required to repay the Company’s outstanding indebtedness at the effective time of the Merger. FCI has represented in the Merger Agreement that it will have sufficient funds to pay the Total Merger Consideration and otherwise satisfy its obligations under the Merger Agreement, including the repayment of such indebtedness. FCI has also represented that it has received an equity commitment from Barry-Wehmiller Group, Inc. set forth in a letter dated December 22, 2011, the proceeds of which will be available, if necessary, to fund its obligations under the Merger Agreement.

  Interests of the Company’s Directors and Executive Officers in the Merger (Page 41)

     As of the close of business on February 13, 2012, the record date for the special meeting, our directors and executive officers beneficially owned, in the aggregate, 1,727,900 shares of Class A Common Stock, and 225,044 shares of Class B Common Stock, representing approximately 10.61% of our outstanding shares of Class A Common Stock and 20.60% of our outstanding shares of Class B Common Stock, respectively. Holders of shares of Class A Common Stock are entitled to one vote per share and holders of shares of Class B Common Stock are entitled to ten votes per share. As a result, the shares our directors and executive officers were entitled to vote as of the record date constituted approximately 11.72% of the voting power of the shares of Common Stock entitled to vote on the adoption of the Merger Agreement. FCI entered into Voting Agreements, dated as of December 22, 2011, with each of our directors and Akira Hara, a stockholder and former director and executive officer of the Company (the “Voting Agreements”). The shares owned as of the record date by our stockholders that are parties to the Voting Agreements constituted approximately 29.20% of the voting power of the shares of Common Stock entitled to vote on the adoption of the Merger Agreement. Under the terms of the Voting Agreements, the stockholders that are parties to the Voting Agreements agreed to vote all of their shares of Common Stock “FOR” the adoption of the Merger Agreement. Additional details of the voting interests of our directors and executive officers are described under “Security Ownership of Management and Certain Beneficial Owners” beginning on page 67.

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     In considering the unanimous recommendation of our Board of Directors, you should be aware that our directors and executive officers have interests in the Merger that are different from, and in addition to, your interests as a stockholder and that may present actual or potential conflicts of interest. Our Board of Directors was aware of these interests and considered that these interests may be different from, and in addition to, the interests of our stockholders generally in approving the Merger Agreement and the Merger, and in determining to recommend that our stockholders vote for adoption of the Merger Agreement and approval of the transactions contemplated by that agreement. These interests include continued indemnification and liability insurance for our directors and officers following completion of the Merger, severance payments to certain of our executive officers if their employment is terminated after completion of the Merger, accelerated vesting of options to purchase shares of Class A Common Stock and Company Stock Awards, and termination of restrictions on restricted stock awards held by our directors and executive officers.

     For a discussion of these and other interests of our directors and executive officers, see “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 41.

Advisory Vote on Golden Parachute Compensation (Page 47)

     In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-21(c) under the Exchange Act, we are providing stockholders with the opportunity to cast a nonbinding advisory vote with respect to certain payments that may be made to Mark T. Becker, the Company’s President and Chief Executive Officer, and Ivan R. Habibe, the Company’s Chief Financial Officer, Treasurer and Vice President of Global Administrative Services, in connection with the Merger, or “golden parachute” compensation, as reported in the Golden Parachute Compensation table on page 47. The Board of Directors recommends that you vote “FOR” approval of the nonbinding advisory proposal regarding “golden parachute” compensation.

     Approval of the proposal regarding “golden parachute” compensation requires the approval of a majority of the votes properly cast upon this proposal. Approval of this proposal is not a condition to completion of the Merger. The vote with respect to “golden parachute” compensation is an advisory vote and will not be binding on the Company. Therefore, regardless of whether stockholders approve the “golden parachute” compensation, if the Merger is approved by the stockholders and completed, the “golden parachute” compensation will still be paid to Messrs. Becker and Habibe to the extent payable in accordance with the terms of the agreements relating to such compensation.

  Solicitations (Page 57)

     The Merger Agreement provides that until 11:59 p.m., Eastern Time, on January 28, 2012 (the “go-shop” period), the Company and its representatives were permitted to:

  initiate, solicit, facilitate and encourage, whether publicly or otherwise, the submission, announcement or making of alternative transaction proposals or inquiries with respect to an alternative transaction;
  furnish and provide access to information to any entity in connection with or in response to a proposal or inquiry relating to an alternative transaction so long as such entity has entered into a confidentiality agreement with the Company that is not materially less restrictive than the confidentiality agreement between the Company and FCI (an “Acceptable Confidentiality Agreement”) and the Company promptly provides to FCI any material non-public information concerning the Company that is provided to such entity and was not previously provided or made available to FCI; and
  enter into, maintain or continue discussions or negotiations with any entity with respect to an alternative transaction proposal or inquiry.

          The Merger Agreement provides that within three business days after the expiration of the “go-shop” period, the Company must notify FCI of the identity of each excluded party (as defined below) and provide to FCI copies of any document containing the material terms and conditions of each excluded party’s acquisition proposal or, if any such material term or condition is not memorialized in a document, then the Company must provide a written summary of such material term or condition to FCI. See “The Merger—Background of the Merger” beginning on page 22 for additional information regarding the results of the “go-shop” process.

          The Merger Agreement also provides that after 11:59 p.m., Eastern Time, on January 28, 2012, the Company and its representatives were required to immediately cease the activities permitted during the “go-shop” period summarized above and described in more detail under “Terms of the Merger Agreement—Solicitations” on page 57, except as may relate to excluded parties. Pursuant to the Merger Agreement, following the expiration of the “go-shop” period, the Company and its representatives must not (except as may be required with respect to an excluded party): (i) solicit, initiate, continue or knowingly encourage any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any acquisition proposal; (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any entity any non-public information for the purpose of encouraging or facilitating, or that could reasonably be expected to lead to, any acquisition proposal; or (iii) accept an acquisition proposal or enter into any agreement or agreement in principle (other than an Acceptable Confidentiality Agreement) providing for or relating to an acquisition proposal or enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the Merger or breach its obligations under the Merger Agreement.

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          Notwithstanding the restrictions described above, the Merger Agreement provides that at any time before the adoption of the Merger Agreement by the Company’s stockholders, the Company may provide information to and participate in discussions with third parties from whom the Company has received an acquisition proposal that was not solicited in violation of the Merger Agreement, so long as the Board of Directors, after consultation with its financial advisor and outside legal counsel, reasonably determines in good faith that such proposal constitutes or is reasonably likely to constitute a superior offer when compared with FCI’s offer to acquire the Company. Such third parties must execute an Acceptable Confidentiality Agreement with the Company prior to receiving any confidential information from the Company or its representatives, and the Company must also provide FCI with access to any material non-public information furnished to any third party or any excluded party prior to furnishing such information to such third party or excluded party.

          In addition, pursuant to the Merger Agreement, after 11:59 p.m., Eastern Time, on January 28, 2012, the Company must promptly, and in no event later than 48 hours following the receipt thereof, notify FCI of any such acquisition proposal, including the material terms and conditions thereof and the identity of the party making such proposal, and provide FCI copies of any written requests, proposals or offers, including proposed agreements, and keep FCI reasonably informed as to the status and any material developments concerning the same.

          At any time before the adoption of the Merger Agreement by our stockholders, subject to complying with the applicable terms of the Merger Agreement, our Board of Directors may withdraw or modify its recommendation with respect to the adoption of the Merger Agreement if, after the receipt by the Company of an acquisition proposal or due to a change in circumstances, our Board of Directors determines in good faith, after consultation with its financial advisor and outside legal counsel, that such withdrawal or modification is required by the Board of Directors’ fiduciary obligations to our stockholders.

          For purposes of the Merger Agreement, “excluded party” means any person or group of related persons from whom the Company has received, during the “go-shop” period, a written acquisition proposal that the Board of Directors determines in good faith prior to the expiration of the “go-shop” period, after consultation with its financial advisor and outside legal counsel, is bona fide and could reasonably be expected to result in a superior offer. Any person or group of related persons that was an excluded party shall cease to be an excluded party on the date that is 20 days following the end of the “go-shop” period. No “excluded party” was designated during the “go-shop” period.

  Conditions to the Merger (Page 61)

     Our obligations and the obligations of FCI, Merger Sub, Forsyth Baldwin, LLC and Forsyth Baldwin Mezzanine, Inc. (collectively, the “Forsyth Parties”) to consummate the Merger are subject to the satisfaction at or before the effective time of the Merger of the following principal conditions, among others:

  adoption of the Merger Agreement by our stockholders;
  absence of legal prohibitions on completion of the Merger; and
  any required governmental approvals shall have been obtained.

     The obligations of the Forsyth Parties to consummate the Merger are subject to the satisfaction at or before the effective time of the Merger of the following principal conditions, among others:

  accuracy of the representations and warranties made by us in the Merger Agreement, subject to customary materiality qualifiers;
  our compliance in all material respects with obligations and preclosing covenants contained in the Merger Agreement, subject to customary materiality qualifiers;
  no material adverse effect on us shall have occurred, and no event shall have occurred or circumstance shall exist that, in combination with any other events or circumstances, could reasonably be expected to have or result in a material adverse effect on us;
  we shall not have breached any of the financial covenants relating to net sales and EBITDA set forth in the Credit Agreement, dated as of November 21, 2006, by and among the Company, the other Borrowers referenced therein, the other lenders referenced therein, and Bank of America N.A., as Administrative Agent, as amended through December 22, 2011 (the “Credit Agreement”);

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  no Event of Default (as defined in the Credit Agreement) resulting in the exercise by the lenders under the Credit Agreement or receipt by the Company of an indication in writing of their intent to exercise their rights as secured creditors under the Credit Agreement shall have occurred;
  the trustee under the Grantor Trust Agreement, dated as of February 14, 2006, between the Company and Key Bank National Association, as amended by Amendment No. 1 thereto effective as of August 18, 2009 (the “Rabbi Trust Agreement”), shall not have initiated any litigation in connection with the Company’s failure to meet its obligations thereunder, including its funding obligations; and
  holders of Common Stock representing 20% or more of the total number of shares of Common Stock outstanding shall not have exercised (and not failed to perfect) appraisal rights under Section 262 of the Delaware General Corporation Law (the “Delaware Law”).

     Our obligations to consummate the Merger are subject to the satisfaction at or before the effective time of the Merger of the following principal conditions, among others:

  accuracy of the representations and warranties made by the Forsyth Parties in the Merger Agreement, subject to customary materiality qualifiers;
  the Forsyth Parties’ compliance in all material respects with obligations and preclosing covenants contained in the Merger Agreement, subject to customary materiality qualifiers; and
  the Forsyth Parties shall have repaid or caused to be repaid in full all outstanding principal, interest and other amounts due under the Credit Agreement.

     The consummation of the Merger is not subject to any antitrust or other governmental approval.

  Merger Agreement Termination Provisions; Termination Fees (Page 62)

     The Merger Agreement may be terminated at any time before the effective time of the Merger, whether before or after adoption of the Merger Agreement by our stockholders:

  by mutual written consent of the Forsyth Parties and the Company;
  by either the Forsyth Parties or the Company if:

    the Merger has not been consummated by June 30, 2012 (the “End Date”), except that neither FCI nor the Company may terminate the Merger Agreement for the failure to consummate the Merger by the End Date if the failure to consummate the Merger by the End Date is attributable to a failure on the part of such party to perform any covenant or obligation required by the Merger Agreement; provided, that, in the event that the Company resolicits the approval of its stockholders in accordance with the terms of the Merger Agreement, the End Date shall be extended by an additional number of days appropriate to accomplish such resolicitation and subsequent stockholder vote, but in no event shall the End Date be extended to a date later than 40 days following the date the Company mails an amended or supplemented proxy statement to stockholders in connection with such resolicitation;
    there is a permanent legal prohibition to completing the Merger, except that neither FCI nor the Company may terminate the Merger Agreement for this reason if the permanent legal prohibition is attributable to a failure on the part of such party to perform any covenant or obligation required by the Merger Agreement; or
    if the Merger Agreement has been submitted to the stockholders of the Company for adoption at a duly convened meeting and the requisite stockholder vote shall not have been obtained at such meeting (including any adjournment or postponement thereof);

  by the Forsyth Parties, if:

    prior to obtaining stockholder approval of the Merger Agreement, the Company’s Board of Directors (A) withdraws (or modifies in a manner adverse to the Forsyth Parties), or publicly proposes to withdraw (or modify in a manner adverse to the Forsyth Parties), the recommendation by the Board of Directors with respect to adoption of the Board of Directors or (B) recommends, adopts or approves, or proposes publicly to recommend, adopt or approve, or otherwise declares advisable any alternative acquisition proposal or publicly proposes to do the foregoing;

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  the Company shall have entered into, or publicly announced its intention to enter into, an agreement to adopt an alternative acquisition proposal (other than an Acceptable Confidentiality Agreement);
  the Board of Directors fails to reaffirm (publicly, if so requested by the Forsyth Parties) its recommendation within ten business days after the date any acquisition proposal (or material modification thereto) is first publicly disclosed by the Company or the person making such acquisition proposal;
  a tender offer or exchange offer relating to the Common Stock shall have been commenced by a person unaffiliated with the Forsyth Parties and the Company shall not have sent to its stockholders pursuant to Rule 14e-2 under the Exchange Act within ten business days after such tender offer or exchange offer is first published, sent or given, a statement reaffirming the recommendation of the Board of Directors and recommending that stockholders reject such tender or exchange offer;
  the Company or its Board of Directors (or any committee thereof) shall publicly announce its intentions to do any of the foregoing; or
  the Company breaches any of its representations, warranties, covenants or agreements in the Merger Agreement, in each case such that a condition to closing would not be satisfied as of the effective time of the Merger and, with respect to those inaccuracies and breaches that are curable prior to the End Date, the Company fails to cure such inaccuracies and breaches upon 30 days’ written notice of the Forsyth Parties’  intention to exercise this right of termination; or

  by the Company, if:

    at any time before the adoption of the Merger Agreement by our stockholders, if our Board of Directors authorizes the Company to enter into an agreement concerning a superior offer in full compliance with the terms of the Merger Agreement, and the Company (i) pays the applicable termination fee and (ii) substantially concurrently enters into the agreement concerning a superior offer; or
    the Forsyth Parties breach any of their representations, warranties, covenants or agreements in the Merger Agreement, in each case such that a condition to closing would not be satisfied as of the effective time of the Merger and, with respect to those inaccuracies and breaches that are curable prior to the End Date, the Forsyth Parties fail to cure such inaccuracies and breaches upon 30 days’ notice of the Company’s intention to exercise this right of termination.

     Under certain circumstances resulting in the termination of the Merger Agreement, we will be required to pay a termination fee of $3,000,000 to FCI.

  Material U.S. Federal Income Tax Consequences (Page 47)

     Generally, the Merger will be taxable to our stockholders who are U.S. persons for U.S. federal income tax purposes. A holder of Common Stock receiving cash in the Merger that is a U.S. person generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash received and the holder’s adjusted tax basis in our Common Stock surrendered. You should consult your own tax advisor for a full understanding of how the Merger will affect your particular tax consequences.

  Dissenters’ Rights of Appraisal (Page 49)

     Under Delaware law, if you fully comply with the provisions of Section 262 of the Delaware Law, you are entitled to appraisal rights in connection with the Merger. You will have the right, under and assuming full compliance with Delaware law, to have the fair value of your shares of Common Stock determined by the Court of Chancery of the State of Delaware (the “Delaware Court”) and to receive such fair value, together with interest, if any, as determined by the Delaware Court, in lieu of the consideration you would otherwise be entitled to pursuant to the Merger Agreement. This right to appraisal is subject to a number of restrictions and technical requirements. Generally, in order to exercise your appraisal rights you must:

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  send a timely written demand to us at the address set forth on page 70 of this proxy statement for appraisal in compliance with Delaware law, which demand must be delivered to us before the stockholder vote to adopt the Merger Agreement set forth in this proxy statement;
  not vote in favor of the adoption of the Merger Agreement; and
  continuously hold your shares of Common Stock, from the date you make the demand for appraisal through the closing of the Merger.

     Merely voting against the Merger Agreement will not perfect your rights to an appraisal, which requires strict compliance with all the steps provided under Delaware law. Requirements under Delaware law for exercising appraisal rights are described in further detail beginning on page 49. The relevant section of Delaware law regarding appraisal rights, Section 262 of the Delaware Law, is reproduced in its entirety and attached as Appendix C to this proxy statement.

     If you vote for the adoption of the Merger Agreement, you will be deemed to have waived your rights to seek appraisal of your shares of Common Stock under Delaware law. This proxy statement constitutes our notice to our stockholders of the availability of appraisal rights in connection with the Merger in compliance with the requirements of Section 262 of the Delaware Law.

  Litigation Related to the Merger (Page 48)

     On December 29, 2011, a putative class action complaint was filed against the Company, the Forsyth Parties and the individual members of our Board of Directors in the Delaware Court of Chancery challenging the Merger. On January 10, 2012, a putative class action complaint was filed against the Company, the Forsyth Parties and the individual members of our Board of Directors in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida challenging the Merger. Additional similar lawsuits may be filed in the future.

     Each complaint alleges, among other things, that the members of our Board of Directors breached their fiduciary duties owed to our stockholders by entering into the Merger Agreement, approving the proposed Merger, and failing to take steps to maximize our value to our stockholders and that Baldwin and the Forsyth Parties aided and abetted such breaches of fiduciary duties. In addition, each complaint alleges that certain provisions of the Merger Agreement unduly restrict our ability to negotiate with other potential bidders. Each complaint seeks, among other things, injunctive relief prohibiting the defendants from consummating the proposed Merger and damages.

     One of the conditions to the closing of the Merger is that no order by any governmental entity shall be in effect that enjoins or prevents the consummation of the Merger or that makes the consummation of the Merger illegal. As such, if the plaintiffs in either lawsuit are successful in obtaining an injunction prohibiting the defendants from completing the Merger on the agreed-upon terms, then such injunction may prevent the Merger from becoming effective, or from becoming effective within the expected timeframe.

     While these cases are in the early stages and there can be no assurance regarding the resolution of the litigation, the defendants believe that the claims asserted therein are without merit and intend to contest the lawsuits vigorously.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

     The following questions and answers are intended to briefly address some commonly asked questions regarding procedural matters relating to the Merger, the Merger Agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a holder of Common Stock. Please refer to the “Summary” and the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement and the documents referred to in this proxy statement, which you should read carefully. See “Where Stockholders Can Find More Information” on page 70.

Q:	Why am I receiving these materials?

A:	FCI and Baldwin have agreed to a Merger, pursuant to which Baldwin will become an indirect wholly-owned subsidiary of FCI and will no longer be a publicly held corporation. A copy of the Merger Agreement is attached to this proxy statement as Appendix A. Baldwin’s stockholders must vote to adopt the Merger Agreement before the Merger can be completed, and Baldwin is holding a special meeting of its stockholders to enable them to vote on the adoption of the Merger Agreement and approval of the transactions contemplated by that agreement.

You are receiving this proxy statement because you own shares of Common Stock. This proxy statement contains important information about the proposed transaction and the special meeting, and you should read it carefully. The enclosed proxy statement allows you to vote your shares of Common Stock without attending the special meeting in person.

Q:	Why should I vote “FOR” the Merger?

A:	If the Merger is completed, you will receive $0.96 per share in cash, subject to adjustment as described in this proxy statement. The Board of Directors believes that $0.96 per share of Common Stock is the highest price reasonably obtainable from any party. The Board of Directors also believes that it is unlikely that the Company’s business will improve in the near and medium term to achieve a price of greater than $0.96 per share, given that there is economic and industry uncertainty and risk and that the Company’s current bank lending group is not willing to extend the Company’s financing beyond July 2, 2012, and, despite its aggressive efforts, the Company has been unable to locate sufficient alternative financing. Thus, there is uncertainty about the future liquidity of the Company to fund its operations and capital expenditures. For additional reasons why the Board of Directors recommends that you vote “FOR” the Merger, please see “The Merger – Reasons for the Merger; Recommendation of Our Board of Directors and Transaction Committee.”

Q:	What will I receive in the Merger?

A:	If the Merger is completed, you will receive $0.96 per share in cash, subject to adjustment as described under “The Merger – Reasons for the Merger; Recommendation of Our Board of Directors and Transaction Committee – Potential Reduction of the Merger Consideration,” without interest and less any applicable withholding taxes, for each share of Common Stock that you own. For example, if you own 1,000 shares of Common Stock, you will receive $960, subject to adjustment as described in this proxy statement, in cash in exchange for your shares of Common Stock, without interest and less any applicable withholding taxes. You will not be entitled to receive shares in the surviving corporation.

Q:	How does the per share Merger Consideration compare to the market price of Common Stock prior to announcement of the Merger?

A:	The per share Merger Consideration represents a premium of approximately 104% over the closing price of Class A Common Stock on December 22, 2011, the last trading day prior to the public announcement of the Merger Agreement, and a premium of approximately 85.3% and 3.6% over the average closing share price of the Class A Common Stock of approximately $0.52 per share and approximately $0.93 per share over the 30 trading days and 90 trading days, respectively, prior to such announcement.

Q:	When and where is the special meeting?

A:	The special meeting of our stockholders will be held at the Hyatt House, 830 Bridgeport Avenue, Shelton, Connecticut, 06484, on Thursday, March 15, 2012, at 10:00 a.m., Eastern Time.

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Q:	What am I being asked to vote on?

A:	You are being asked to consider and vote on the following proposals:

  the adoption of the Merger Agreement and approval of the transactions contemplated by that agreement;
  the adjournment of the special meeting, if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement;
  the approval, on a nonbinding advisory basis, of the “golden parachute” compensation that may be payable to Mark T. Becker, the Company’s President and Chief Executive Officer, and Ivan R. Habibe, the Company’s Chief Financial Officer, Treasurer and Vice President of Global Administrative Services, in connection with the Merger as reported in the Golden Parachute Compensation table on page 47; and
  on such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Q:	How does the Company’s Board of Directors recommend that I vote on the proposals?

A:	Our Board of Directors unanimously recommends that you vote:

  “FOR” the proposal to adopt the Merger Agreement and approval of the transactions contemplated by that agreement;
  “FOR” adjournment of the special meeting, if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement; and
  “FOR” approval of the nonbinding advisory proposal regarding “golden parachute” compensation

     You should read “The Merger—Reasons for the Merger; Recommendation of Our Board of Directors and Transaction Committee” beginning on page 28 for a discussion of the factors that our Board of Directors and Transaction Committee considered in deciding to recommend the adoption of the Merger Agreement and approval of the transactions contemplated by that agreement. See also “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 41.

Q:	Why am I being asked to cast a nonbinding advisory vote to approve “golden parachute” compensation that certain of the Company’s named executive officers will receive in connection with the Merger?

A:	The Securities and Exchange Commission’s recently adopted rules require us to seek a nonbinding advisory vote with respect to certain payments that will be made to certain of the Company’s named executive officers in connection with the Merger, or “golden parachute” compensation.

Q:	What will happen if stockholders do not approve the “golden parachute” compensation at the special meeting?

A:	Approval of “golden parachute” compensation payable under existing agreements that such named executive officers may receive in connection with the Merger is not a condition to completion of the Merger. The vote with respect to “golden parachute” compensation is an advisory vote and will not be binding on the Company. Therefore, regardless of whether stockholders approve the “golden parachute” compensation, if the Merger Agreement is adopted by the stockholders and the Merger is completed, the “golden parachute” compensation will still be paid to such named executive officers to the extent payable in accordance with the terms of the agreements relating to such compensation.

Q:	Who is entitled to vote?

A:	All holders of Common Stock, as of the close of business on February 13, 2012, the record date for the special meeting, are entitled to receive notice of, attend and vote at, the special meeting. On the record date, approximately 15,387,272 shares of Class A Common Stock, held by approximately 200 stockholders of record and 1,092,555 shares of Class B Common Stock, held by approximately 19 stockholders of record, were outstanding and entitled to vote. You may vote all shares you owned as of the record date. You are entitled to one vote per share of Class A Common Stock and ten votes per share of Class B Common Stock.

Q:	What vote of stockholders is required to adopt the Merger Agreement?

A:	For us to complete the Merger, stockholders as of the close of business on the record date for the special meeting holding a majority of the voting power of Class A Common Stock and Class B Common Stock entitled to vote at the special meeting, voting together as a single class, must vote “FOR” the adoption of the Merger Agreement and approval of the transactions contemplated by that agreement.

Q:	What vote of stockholders is required to adjourn the special meeting, if necessary or appropriate to solicit additional proxies at the special meeting?

A:	The proposal to adjourn the special meeting, if necessary or appropriate to solicit additional proxies, requires the approval of holders of a majority of the voting power of Class A Common Stock and Class B Common Stock present, in person or by proxy, at the special meeting and entitled to vote on the matter, voting together as a single class, whether or not a quorum is present.

Q:	What does it mean if I get more than one proxy card?

A:	If you have shares of Common Stock that are registered differently or are in more than one account, you will receive more than one proxy card. Please follow the directions for voting on each of the proxy cards you receive to ensure that all of your shares are voted.

Q:	How do I vote without attending the special meeting?

A:	If you are a registered stockholder (that is, if you hold one or more stock certificates for your Common Stock), you may submit your proxy and vote your shares by returning the enclosed proxy card, marked, signed and dated, in the postage-paid envelope provided, or through the Internet or by telephone by following the instructions included with the enclosed proxy card.

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If you hold your shares through a broker, dealer, commercial bank, trust company or other nominee, which we refer to in this proxy statement as holding shares in “street name,” you should follow the separate voting instructions provided by the broker, dealer, commercial bank, trust company or other nominee with the proxy statement. If you do not instruct your broker, dealer, commercial bank, trust company or other nominee regarding the voting of your shares, your shares will not be voted and the effect will be the same as a vote “AGAINST” the adoption of the Merger Agreement and approval of the transactions contemplated by that agreement.

Q:	How do I vote in person at the special meeting?

A:	If you are a stockholder of record of the Company, which we refer to in this proxy statement as a “registered stockholder,” you may attend the special meeting and vote your shares in person at the special meeting by giving us a signed proxy card or ballot before voting is closed. If you want to do that, please bring proof of identification with you. Even if you plan to attend the special meeting, we recommend that you vote your shares in advance as described above, so your vote will be counted if you later decide not to attend.

If you hold your shares in “street name,” you may vote those shares in person at the special meeting only if you obtain and bring with you a signed proxy from the necessary nominee(s) giving you the right to vote the shares. To do this, you should contact your broker, dealer, commercial bank, trust company or other nominee.

Q:	Can I change my vote?

A:	Each proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the special meeting, or to the Chairman or the Inspectors of Election, at the special meeting, by execution and return of a later-dated proxy, except as to any matter voted upon prior to such revocation or by attending the special meeting and voting in person (simply attending the special meeting will not constitute revocation of a proxy; you must either revoke the proxy or vote in person at the special meeting).

If your shares are held in “street name,” you should follow the instructions of your broker, dealer, commercial bank, trust company or other nominee regarding revocation or change of proxies. If your broker, dealer, commercial bank, trust company or other nominee allows you to submit voting instructions through the Internet or by telephone, you may be able to change your vote by submitting new voting instructions through the Internet or by telephone.

Q:	If my shares are held in “street name” by my broker, dealer, commercial bank, trust company or other nominee, will my nominee automatically vote my shares for me?

A:	No. You must provide voting instructions to your broker, dealer, commercial bank, trust company or other nominee on how to vote your shares of Common Stock in accordance with their procedures. If you do not provide your broker, dealer, commercial bank, trust company or other nominee with instructions on how to vote your shares, your shares of Common Stock will not be voted, which will have the same effect as voting “AGAINST” the proposal to adopt the Merger Agreement. Please refer to the voting instruction card used by your broker, dealer, commercial bank, trust company or other nominee to see if you may submit voting instructions using the Internet or telephone.

Q:	Is it important for me to vote?

A:	Yes, since we cannot complete the Merger without the affirmative vote of holders of a majority of the voting power of the shares of Common Stock that are entitled to vote at the special meeting, your failure to vote will have the same effect as a vote “AGAINST” the adoption of the Merger Agreement and approval of the transactions contemplated by that agreement.

Q:	What happens if I return my proxy card but I do not indicate how to vote?

A:	If you properly return your proxy card, but do not include instructions on how to vote, your shares of Common Stock will be voted “FOR” the adoption of the Merger Agreement and approval of the transactions contemplated by that agreement, “FOR” the approval of the special meeting adjournment proposal and “FOR” approval of the nonbinding advisory proposal regarding “golden parachute” compensation. Our management does not currently intend to bring any other proposals before the special meeting. If other proposals requiring a vote of stockholders are brought before the special meeting in a proper manner, the persons named in the enclosed proxy card will have the authority to vote the shares represented by duly executed proxies in their discretion.

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Q:	What happens if I abstain from voting on a proposal?

A:	If you return your proxy card with instructions to abstain from voting on a proposal, your shares will be counted for determining whether a quorum is present at the special meeting. An abstention with respect to the proposal to adopt the Merger Agreement has the legal effect of a vote “AGAINST” the proposal to adopt the Merger Agreement. An abstention with respect to the proposal to adjourn the special meeting, if necessary or appropriate, to permit further solicitation of proxies at the special meeting has the legal effect of a vote “AGAINST” the proposal to adjourn the special meeting. An abstention with respect to the nonbinding advisory proposal regarding “golden parachute” compensation will have no effect upon the nonbinding advisory proposal.

Q:	What happens if I do not return a proxy card or otherwise do not vote?

A:	Your failure to return a proxy card or otherwise vote will mean that your shares will not be counted toward determining whether a quorum is present at the special meeting and will have the legal effect of a vote “AGAINST” the proposal to adopt the Merger Agreement. Such failure will have no legal effect with respect to the vote on the special meeting adjournment proposal.

Q:	What happens if I sell my shares before the special meeting?

A:	The record date for the special meeting is earlier than the special meeting and the date that the Merger is expected to be completed. If you transfer your shares of Common Stock after the record date but before the special meeting, you will retain your right to vote at the special meeting, but will have transferred the right to receive $0.96 per share in cash, subject to adjustment as described in this proxy statement, without interest and less applicable withholding taxes, to be received by our stockholders in the Merger.

Q:	Will a proxy solicitor be used?

A:	Yes. The Company has engaged Eagle Rock Proxy Advisors LLC to assist in the solicitation of proxies for the special meeting and the Company estimates that it will pay them a fee of approximately $6,000, and will reimburse them for reasonable administrative and out-of-pocket expenses incurred in connection with the solicitation.

Q:	If the Merger is completed, how will I receive the cash for my shares?

A:	If the Merger is completed, you will receive a letter of transmittal with instructions on how to send your stock certificates to the paying agent in connection with the Merger. You will receive cash for your shares from the paying agent only after you comply with these instructions. If your shares of Common Stock are held for you in “street name” by your broker, dealer, commercial bank, trust company or other nominee, you will receive instructions from your broker, dealer, commercial bank, trust company or other nominee as to how to effect the surrender of your “street name” shares and receive cash for such shares.

Q:	Should I send in my stock certificates now?

A:	No. Assuming the Merger is completed, you will receive a letter of transmittal shortly thereafter with instructions informing you how to send your share certificates to the paying agent in order to receive the Merger Consideration, without interest and less applicable withholding taxes. You should use the letter of transmittal to exchange your Company stock certificates for the Merger Consideration that you are entitled to receive as a result of the Merger. Do not send any stock certificates with your proxy.

Q:	When do you expect the Merger to be completed?

A:	We currently expect to complete the Merger promptly after stockholder approval is obtained. However, in addition to obtaining stockholder approval, all of the conditions to the Merger must have been satisfied or waived. In the event all of the conditions to the Merger are not satisfied or waived if and when stockholder approval is obtained, completion of the Merger may still occur, but would be delayed.

However, if the Merger Consideration is adjusted, as described under “The Merger – Reasons for the Merger; Recommendation of Our Board of Directors and Transaction Committee – Potential Reduction in the Merger Consideration,” to less than $0.90 per share, the Company is obligated under the Merger Agreement to adjourn or postpone the special meeting, amend this proxy statement and resolicit the approval of the Company’s stockholders for the Merger at the revised Merger Consideration, adjusted as described in this proxy statement, which may be substantially less than $0.90 per share. Any such resolicitation would delay stockholder approval and completion of the Merger.

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Q:	Who can help answer my other questions?

A:	If you have more questions about the Merger or the special meeting, or require assistance in submitting your proxy or voting your shares or need additional copies of the proxy statement or the enclosed proxy card, please contact Eagle Rock Proxy Advisors LLC, our proxy solicitor, toll free at (855) 253-1569. If your broker, dealer, commercial bank, trust company or other nominee holds your shares, you may also call your broker, dealer, commercial bank, trust company or other nominee for additional information.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     This proxy statement contains “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. The Company cautions investors that any such forward-looking statements made by the Company are not guarantees of future performance or events and that actual results may differ materially from those in the forward-looking statements. Some of the factors that could cause actual results to differ materially from estimates contained in the Company’s forward-looking statements are set forth in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 filed with the SEC on October 13, 2011. We undertake no obligation to publicly update these forward-looking statements to reflect events or circumstances after the date of this proxy statement.

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RISKS RELATING TO THE PROPOSED MERGER

     Set forth below are various risks relating to the proposed Merger. The following is not intended to be an exhaustive list of the risks relating to the Merger and should be read in conjunction with the other information in this proxy statement. In addition, you should refer to the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

     There can be no assurance that the Company will be able to obtain financing that provides the Company with sufficient liquidity to fund its operations or capital expenditures. If the Company is unable to obtain such financing, it will likely be insolvent.

     The Credit Agreement matures on July 2, 2012. The lenders under the Credit Agreement (the “Lenders”) have advised the Company that they are unwilling to continue to lend to the Company beyond that date. The Company has been actively seeking to identify sources of equity and debt financing, including by engaging Bryant Park Capital, Inc. (“Bryant Park”) to act as its financial advisor and consultant responsible for, among other things, seeking and contacting prospective lenders and investors. However, to date, the Company has been unable to identify any sources adequate to sufficiently refinance its indebtedness under the Credit Agreement or otherwise enable the Company to sufficiently satisfy its liquidity requirements. Accordingly, we cannot assure you that we will be able to obtain financing from the Lenders or from other sources on acceptable terms or at all. If the Company is unable to obtain sufficient financing to fund its operations or capital expenditures, it is unlikely that the Company will be able to meet its obligations as they become due and may be rendered insolvent.

     The Merger Consideration is subject to downward adjustment based upon various factors and may be less than $0.96 per share. In the event that the adjustments would result in the Merger Consideration being less than $0.90 per share, the Company is obligated under the Merger Agreement to resolicit the approval of the Company’s stockholders for the Merger at such adjusted Merger Consideration.

The Merger Consideration paid to all of our stockholders is subject to adjustment, on a dollar-for-dollar basis, to the extent that:

  the Company’s aggregate cash balances (plus (i) the amount of any expenses paid by the Company in connection with the Merger, (ii) repayment or prepayment of certain amounts under the Company’s debt facilities and (iii) the amount of any 2011 Christmas bonuses paid by Baldwin Germany GmbH (up to the euro equivalent of $400,000)) exceeds (b) the Company’s aged accounts payable (and debt incurred under certain debt facilities since the date of the Merger Agreement) by less than $1,800,000;
  the amount of the Company’s expenses paid or incurred in connection with the Merger exceed $1,400,000; and
  the Company incurs certain fees to its lenders in connection with the Merger Agreement and the transactions contemplated by that agreement or in connection with any default, financing or refinancing after December 22, 2011.

     Several of the items listed above that may result in adjustment of the Merger Consideration are beyond the Company’s control. In the event that the adjustments would result in the Merger Consideration being less than $0.96 per share but greater than or equal to $0.90 per share, the Company and other involved parties will not be required to and do not intend to resolicit the approval of the Company’s stockholders. Accordingly, you may receive less than $0.96 per share, even though the amount of any reduction in the Merger Consideration is not yet known as of the date of the special meeting. In the event that the adjustments would result in the Merger Consideration being less than $0.90 per share, the Company is obligated under the Merger Agreement to adjourn or postpone the special meeting, amend this proxy statement and resolicit the approval of the Company’s stockholders for the Merger at the revised Merger Consideration, adjusted as set forth above, which may be substantially less than $0.90 per share. Such resolicitation would delay approval of the Merger, and any postponement of the special meeting could have an adverse effect on the Company’s business and results of operations, including as a result of any negative impact of a prolonged stockholder approval process on the Company’s relationships with customers, suppliers and employees. If such an adverse effect on the Company’s business and results of operations constitutes a “Material Adverse Effect” under the terms of the Merger Agreement, the Forsyth Parties would not be obligated to complete the Merger.

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     Failure to complete the Merger could negatively impact the market price of the Common Stock.

     If the Merger is not completed for any reason, the Company will be subject to a number of material risks, including the following:

  the market price of the Common Stock may decline;
  costs relating to the Merger, such as legal, accounting and financial advisory fees, and, in specified circumstances, a termination fee, must be paid by the Company, even if the Merger is not completed; and
  the diversion of management’s attention from the day-to-day business of the Company to focus on other financing alternatives and the potential disruption to its employees and its relationships with customers, suppliers and distributors may make it difficult for the Company to maintain its financial and market positions.

     If the Merger Agreement is not adopted by our stockholders at the special meeting, the Company, FCI and Merger Sub will not be permitted under Delaware law to complete the Merger, and each of the Company, FCI and Merger Sub will have the right to terminate the Merger Agreement. Upon such termination, the Company may be required to pay FCI a termination fee. See “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 62 of this proxy statement.

     Further, if the Merger is terminated and our Board of Directors seeks another Merger or business combination, our stockholders cannot be certain that we will be able to find a party willing to pay a price equivalent to or better than the price to be paid in the proposed Merger.

     If the Merger is not completed, the Company will be required to issue warrants that will dilute the value of the Common Stock and will incur additional payment obligations under the Credit Agreement.

     In connection with its entry into the Merger Agreement, the Company and certain of its subsidiaries entered into Amendment No. 13 (“Amendment No. 13”) to the Credit Agreement. As long as the Merger Agreement is in full force and effect, Amendment No. 13 deferred until May 15, 2012 the right of the Lenders to receive (i) warrants to purchase 1,302,600 shares of Class A Common Stock, representing approximately 6.3% of the total number of shares of Common Stock outstanding on a fully-diluted basis, after giving effect to the issuance of such warrants, (ii) $900,000 of additional fees and (iii) incremental interest of between three and four percent per annum (“Incremental Interest”) on the outstanding indebtedness thereunder of approximately $16,000,000, resulting in additional interest payable thereunder of approximately $338,000 for the period from December 22, 2011 through the maturity of the Credit Agreement on July 2, 2012. Each of such deferrals shall become permanent upon the closing of the Merger no later than May 15, 2012, subject to an extension until May 30, 2012 if the special meeting has been scheduled by May 15, 2012. In addition, if the Merger is not completed, on June 1, 2012, the Company will be required to issue to the Lenders warrants to purchase an additional 289,467 shares of Class A Common Stock, which, together with the 1,302,600 shares of Class A Common Stock issuable upon exercise of the warrants described in (i) above, represent approximately 9.2% of the total number of shares of Common Stock outstanding on a fully-diluted basis, after giving effect to the issuance of such warrants.

     If the warrants are issued, the warrants, which are exercisable at a strike price of $0.01 per share, will be dilutive to the shares of Common Stock outstanding. The Company will also incur additional costs equivalent to $0.07 per share outstanding as a result of its obligation to pay the additional fees and Incremental Interest. There can also be no assurance that the Company will have sufficient liquidity to meet its payment obligations under the Credit Agreement, including its obligation to pay the additional fees and the Incremental Interest, or that the Credit Agreement will provide sufficient liquidity to the Company to fund its operations or capital expenditures.

     Uncertainties associated with the Merger may cause the Company to lose key personnel.

     Our current and prospective employees may be uncertain about their future roles and relationships with the Company following the completion of the Merger. This uncertainty may adversely affect our ability to attract and retain key management and personnel.

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     The Company’s executive officers and directors have certain interests in the Merger different from other stockholders that may have influenced them to approve the Merger Agreement and Merger and recommend the adoption of the Merger Agreement.

     The Company’s directors and executive officers have interests in the transaction that are different from, and in addition to, the interests of the Company’s stockholders generally, including with respect to employment, indemnification, stock options, restricted stock awards and other arrangements, which may present a potential conflict of interest. Our Board of Directors, and the executive officers in making recommendations to our Board of Directors relating to the Merger, were aware of these interests and considered that these interests may be different from, and in addition to, the interests of our stockholders generally in approving the Merger Agreement and the Merger, and in determining to recommend that our stockholders vote for adoption of the Merger Agreement. For more information, see the section entitled “Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 41.

     The Company will no longer exist as an independent public company following the Merger and the Company’s stockholders will forego any increase in our value.

     If the Merger is completed, the Company will be an indirect wholly-owned subsidiary of FCI and will no longer be a publicly held corporation, and our stockholders will forego any increase in the value of the Common Stock that might otherwise result from our possible growth.

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PARTIES TO THE MERGER

     The Company

     Baldwin Technology Company, Inc.
     2000 NW Corporate Boulevard
     Suite 101
     Boca Raton, Florida 33431 USA
     Telephone Number: (561) 367-2950

     Baldwin is a leading global supplier of process automation equipment for the printing and publishing industry. Baldwin offers its customers a broad range of products designed to enhance the product quality and the productivity and cost-efficiency of the print manufacturing process, while addressing safety issues and reducing the environmental impact from the printing process. Baldwin’s products include cleaning systems and related consumables, fluid management and ink control systems, web press protection systems, drying and curing systems, and related services and parts.

     Detailed descriptions of Baldwin’s business and financial results are contained in our Form 10-K for the fiscal year ended June 30, 2011. See “Where Stockholders Can Find More Information” beginning on page 70 of this proxy statement.

     FCI and Merger Sub

     Forsyth Capital Investors, LLC
     8040 Forsyth Boulevard
     St. Louis, Missouri 63105 USA
     Telephone Number: (314) 726-2152

     Forsyth Capital Investors, LLC (“FCI”) is an investment firm affiliated with Barry-Wehmiller Group, Inc., a privately held company that owns international industrial equipment and service businesses. FCI is focused on investing in and partnering with small- to middle-market businesses through its “hybrid” equity investment approach.

     Forsyth Baldwin Inc., a newly-formed Delaware corporation (“Merger Sub”), was formed by FCI for the sole purpose of entering into the Merger Agreement and completing the Merger contemplated by the Merger Agreement. Merger Sub is an indirect wholly-owned subsidiary of FCI and has not engaged in any business except in anticipation of the Merger.

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THE SPECIAL MEETING

General Information

     The enclosed proxy is solicited on behalf of our Board of Directors for use at a special meeting of stockholders or at any adjournment or postponement of the special meeting. The special meeting will be held at the Hyatt House, 830 Bridgeport Avenue, Shelton, Connecticut 06484, on Thursday, March 15, 2012, at 10:00 a.m., Eastern Time. The Company intends to mail this proxy statement and the accompanying proxy card on or about February 16, 2012 to all stockholders entitled to vote at the special meeting.

     At the special meeting, stockholders will be asked to:

     1. Consider and vote upon a proposal to adopt the Merger Agreement, which contemplates the Merger of Merger Sub with and into the Company, with the Company surviving as an indirect wholly-owned subsidiary of FCI. Pursuant to the Merger Agreement, among other things, each share of Common Stock of the Company outstanding immediately prior to the effective time of the Merger (other than shares held by FCI, the Company or any of their respective subsidiaries, and other than shares held by stockholders of the Company, if any, who validly perfect their appraisal rights under Delaware law) will be converted into the right to receive $0.96 per share in cash, subject to adjustment as described in this proxy statement, without interest and less any applicable withholding taxes.

     2. Consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to adopt the Merger Agreement referred to in Proposal 1.

     3. Consider and vote upon a proposal to approve, on a nonbinding advisory basis, the “golden parachute” compensation that may be payable to Mark T. Becker, the Company’s President and Chief Executive Officer, and Ivan R. Habibe, the Company’s Chief Financial Officer, Treasurer and Vice President of Global Administrative Services, in connection with the Merger as reported in the Golden Parachute Compensation table on page 47.

     The Company does not expect a vote to be taken on any other matters at the special meeting. If any other matters are properly presented at the special meeting, however, the holders of the proxies, if properly authorized, will have authority to vote on these matters in their discretion.

Record Date, Quorum and Voting Power

     Stockholders of record at the close of business on February 13, 2012 are entitled to notice of, and to vote at, the special meeting. As of the close of business on February 13, 2012, the Company’s outstanding voting securities consisted of 15,387,272 shares of Class A Common Stock and 1,092,555 shares of Class B Common Stock. Each share of Class A Common Stock entitles its holder to one vote on all matters properly coming before the special meeting. Each share of Class B Common Stock entitles its holder to ten votes on all matters properly coming before the special meeting.

     A quorum of holders of our Common Stock must be present for the special meeting to be held. Holders of a majority of our outstanding Common Stock entitled to vote will constitute a quorum for the purpose of considering the proposal regarding adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement. If a quorum exists, but the votes of shares of Class A Common Stock and Class B Common Stock present in person or represented by proxy and entitled to vote at the special meeting are not sufficient to adopt the Merger Agreement, then holders of a majority of the voting power of the shares of Class A Common Stock and Class B Common Stock present in person or represented by proxy at the special meeting, voting together as a single class, may adjourn the special meeting. If holders of a majority of the voting power of the shares of Class A Common Stock and Class B Common Stock do not vote, in person or by proxy, in favor of the adoption of the Merger Agreement and the transactions contemplated by that agreement, the Company is obligated to adjourn the meeting for a period of not less than 20 days to permit the solicitation of additional proxies in favor of the adoption of the Merger Agreement. Alternatively, even if no quorum exists, then holders of a majority of the voting power of the shares of Class A Common Stock and Class B Common Stock present at the special meeting or represented by proxy, voting together as a single class, may adjourn the special meeting. Broker non-votes, as described below, will not be counted for purposes of determining whether a quorum is present.

Vote Required for Approval

     For us to complete the Merger, holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the special meeting, voting together as a single class, must vote “FOR” the adoption of the Merger Agreement and approval of the transactions contemplated by that agreement. The proposal to adjourn the special meeting, if necessary or appropriate to solicit additional proxies, requires the approval of holders of a majority of the voting power of our Class A Common Stock and Class B Common Stock present in person or by proxy at the special meeting and entitled to vote on the matter, voting together as a single class, whether or not a quorum is present. For the nonbinding advisory proposal regarding “golden parachute” compensation, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of this proposal, if you fail to submit a proxy or to vote in person at the special meeting, or if you have given a proxy and vote “ABSTAIN”, your shares of Class A Common Stock or Class B Common Stock will not be counted in respect of, and will not have an effect on, the proposal.

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     In order for your shares of Common Stock to be included in the vote, if you are a registered stockholder (that is, if you hold one or more stock certificates for your Common Stock), you must submit your proxy and vote your shares by returning the enclosed proxy card, in the postage prepaid envelope provided, or through the Internet or by telephone, as indicated on the proxy card, or you may vote in person at the special meeting.

     Brokers, dealers, commercial banks, trust companies or other nominees who hold shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers, dealers, commercial banks, trust companies or other nominees are precluded from exercising their voting discretion with respect to the approval of non-routine matters such as the adoption of the Merger Agreement. Absent specific instructions from the beneficial owner of such shares, brokers, dealers, commercial banks, trust companies or other nominees are not empowered to vote those shares, which are referred to generally as “broker non-votes.” Because adoption of the Merger Agreement requires the affirmative vote of holders of a majority of the voting power of the shares of Common Stock outstanding on the record date, failures to vote, abstentions and broker non-votes, if any, will have the same effect as votes “AGAINST” adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement.

Voting by Directors and Executive Officers

     As of the close of business on February 13, 2012, the record date for the special meeting, our directors and executive officers were entitled to vote, in the aggregate, 834,680 shares of our Class A Common Stock, and 225,044 shares of our Class B Common Stock, representing approximately 5.42% of our outstanding shares of Class A Common Stock and 20.60% of our outstanding shares of Class B Common Stock, respectively. Holders of shares of Class A Common Stock are entitled to one vote per share and holders of shares of Class B Common Stock are entitled to ten votes per share. As a result, the shares our directors and executive officers were entitled to vote as of the record date constituted approximately 11.72% of the voting power of the shares of Common Stock entitled to vote on the adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement. Each of our directors and Akira Hara, a stockholder and former director and executive officer of the Company, are also party to Voting Agreements with FCI. The shares owned as of the record date by our stockholders that are parties to the Voting Agreements constituted approximately 29.20% of the voting power of the shares of Common Stock entitled to vote on the adoption of the Merger Agreement. Under the terms of the Voting Agreements, the stockholders parties thereto agreed to vote all of their shares of Common Stock “FOR” the adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement.

Proxies; Revocation

     If you vote your shares of Common Stock by returning a signed proxy card by mail, or through the Internet or by telephone as indicated on the proxy card, your shares will be voted at the special meeting in accordance with the instructions given. If no instructions are indicated on your signed proxy card, your shares will be voted “FOR” the adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement, “FOR” adjournment of the special meeting, if necessary or appropriate to permit further solicitation of proxies, “FOR” approval of the nonbinding advisory proposal regarding "golden parachute" compensation and as directed by the persons named on the enclosed proxy card on any other matters properly brought before the special meeting for a vote.

     If your shares are held in street name, you should follow the instructions of your broker, dealer, commercial bank, trust company or other nominee regarding revocation or change of proxies. If your broker, dealer, commercial bank, trust company or other nominee allows you to submit voting instructions through the Internet or by telephone, you may be able to change your vote by submitting new voting instructions through the Internet or by telephone.

     Each proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the special meeting, or to the Chairman or the Inspectors of Election, at the special meeting, by execution and return of a later-dated proxy, except as to any matter voted upon prior to such revocation or by attending the special meeting and voting in person (simply attending the special meeting will not constitute revocation of a proxy; you must either revoke the proxy or vote in person at the special meeting).

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     The Company does not expect that any matter other than the proposal to adopt the Merger Agreement and, if necessary or appropriate, the proposal to adjourn the special meeting will be brought before the special meeting. If, however, such a matter is properly presented at the special meeting or any adjournment or postponement of the special meeting, the persons named on the enclosed proxy card will have authority to vote the shares represented by duly executed proxies at their discretion.

     Please do NOT send in your share certificates with your proxy card. If the Merger is completed, stockholders will be mailed a transmittal form following the completion of the Merger with instructions for use in effecting the surrender of certificates in exchange for the Merger Consideration.

Adjournments

     Although it is not currently expected, the special meeting may be adjourned for the purpose of soliciting additional proxies. If the Merger Consideration is adjusted, as described under “The Merger – Reasons for the Merger; Recommendation of Our Board of Directors and Transaction Committee – Potential Reduction in the Merger Consideration,” to less than $0.90 per share, the Company is obligated under the Merger Agreement to adjourn or postpone the special meeting, amend this proxy statement and resolicit the approval of the Company’s stockholders for the Merger at the revised Merger Consideration, adjusted as described in this proxy statement, which may be substantially less than $0.90 per share. Any adjournment may be made without notice, other than an announcement made at the special meeting, if the adjournment is not for more than 30 days. If a quorum exists, then, under the Company’s By-Laws, the holders of a majority of the voting power of the Common Stock present in person or represented by proxy at the special meeting and entitled to vote on the matter may adjourn the special meeting. Alternatively, even if no quorum exists, then holders of a majority of the voting power of the Common Stock present at the special meeting in person or represented by proxy may adjourn the special meeting. Any signed proxies received by the Company will be voted in favor of an adjournment in these circumstances, although a proxy voted “AGAINST” the proposal for the adjournment of the special meeting will not be voted in favor of an adjournment for the purpose of soliciting additional proxies. The Company stockholders who have already sent in their proxies may revoke them prior to their use at the reconvened special meeting following such adjournment, in the manner described above. Broker non-votes, if any, will not have any effect on the vote for the adjournment of the special meeting, and abstentions, if any, will have the same effect as a vote “AGAINST” the adjournment of the special meeting.

The Proxy Solicitation

     The Board of Directors is soliciting proxies in connection with the special meeting. For information regarding agreements between FCI, on the one hand, and each of our directors and Akira Hara, a stockholder and former director and executive officer of the Company, on the other hand, under which the directors and Mr. Hara have agreed, among other things, to vote or cause to be voted their shares of Common Stock in favor of adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement, see “Voting Agreements” on page 65. The expenses of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by the Company. Additional solicitation may be made by telephone, facsimile, e-mail, in person or other contact by certain of our directors, officers, employees or agents, none of whom will receive additional compensation therefor. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding material to the beneficial owners of shares held of record by others. We have also engaged Eagle Rock Proxy Advisors LLC to assist in the solicitation of proxies for the special meeting, and we estimate that we will pay them a fee of approximately $6,000, and will reimburse them for reasonable administrative and out-of-pocket expenses incurred in connection with such solicitation.

Attending the Special Meeting

     In order to attend the special meeting in person, you must be a stockholder of record on the record date, hold a valid proxy from a record holder or be an invited guest of the Company. You will be asked to provide proper identification at the registration desk on the day of the special meeting or any adjournment of the special meeting.

Questions and Additional Information

     If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call our proxy solicitor, Eagle Rock Proxy Advisors LLC, toll-free, at (855)-253-1569.

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THE MERGER

Background of the Merger

     The Company and the Board of Directors have focused their attention on maximizing the value of the Company for its stockholders. This has included, but not been limited to, growing the Company’s business consistent with its business plans in a changing industry, strategic acquisitions by the Company and consideration of a sale or merger of the Company with another entity. The economic slowdown that occurred following the global financing difficulties in 2008 led to a sharp decline in printing orders, which, in turn led to the consolidation of customers and suppliers in the traditional printing and publishing industry. These developments led to an aggressive focus on cost controls by the Company and others in the industry.

     In fiscal 2010 the Company met with various investment banking firms and other capital sources to explore the possibility of obtaining debt and/or equity financing to refinance the Company’s existing Credit Agreement and to obtain sufficient financial backing to adequately finance the Company’s growth plans in light of the changed environment. During this time, the Company and its Board of Directors discussed the advantages and disadvantages of potential strategic transactions with, among others, one of the Company’s largest competitors. Preliminary discussions were held, but they did not result in any agreement. Because these discussions as well as other financing discussions were not progressing to a favorable outcome in the opinion of the Board of Directors, at the end of the Company’s fiscal year (June 30, 2010), the Company refocused its efforts and strategy on developing and expanding its core business while continuing to explore other financing alternatives.

     On September 30, 2010, the Board of Directors decided that a management change was in order to more aggressively and creatively pursue the operational changes and financial relationships it felt that the Company needed to develop in light of the reluctance of the Company’s current senior lenders to negotiate or extend the Credit Agreement beyond its maturity date in November 2011. Consequently, in early October 2010, Mark T. Becker replaced the previous president and chief executive officer and became the new President and Chief Executive Officer of the Company.

     In early October 2010, Gerald A. Nathe, Chairman of the Board of Directors, received a letter from a representative of the Barry-Wehmiller Companies, Inc. (“Barry-Wehmiller”), an affiliate of FCI, indicating a general interest in the Company and seeking to arrange an exploratory call. Mr. Nathe provided the letter to Mr. Becker. Barry-Wehmiller was informed that the Company was not interested in a potential relationship, as it was focusing on resetting its operational priorities and organizational structure while exploring financing alternatives.

     On December 10, 2010, Mr. Becker, Barry-Wehmiller and FCI held a teleconference call in which Barry-Wehmiller and FCI introduced themselves to the Company and described the types of companies they were interested in acquiring or with which they were otherwise interested in being affiliated. Barry-Wehmiller was informed of the Company’s intention to remain independent and that the Company was pursuing alternatives to refinance its Credit Agreement.

     During the early part of 2011, the Company accelerated discussions with various investment and commercial banks and other capital sources in order to obtain debt and/or equity financing. On May 27, 2011, the Company entered into an engagement letter with Bryant Park to serve as its financial advisor in connection with a potential debt and/or equity investment into the Company.

     During February and May 2011, FCI periodically sent emails to the Company citing an interest in a face-to-face introductory meeting and stating that FCI listens to the Company’s quarterly public earnings calls.

     On May 10, 2011, the Company released its operating results for the quarter ended March 31, 2011 and held its conference call with investors. The Company reported a net loss of $4,600,000 or $0.29 per diluted share for the quarter ended March 31, 2011 compared to net income of $133,000 or $0.01 per diluted share in the prior year quarter. FCI listened to the call. During the call, the Company reported a restatement of its 2010 financial statements as a result of a revenue recognition error in its Japanese subsidiary. The Company also answered questions regarding the status of its efforts to refinance its Credit Agreement. During the first ten days of May 2011, the stock price of the Company’s Class A Common Stock had averaged approximately $1.76 per share; however, by May 16, 2011, the stock price had fallen by 23% to $1.36 per share, presumably as a result of the quarterly earnings release, before finishing the month of May 2011 at $1.33 per share.

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     During the week of May 16, 2011, FCI requested a meeting with the Company, but the Company’s management was unavailable because of ongoing global budget meetings and preparations for upcoming meetings of the Board of Directors.

     On June 24, 2011, FCI delivered to the Company a non-binding letter of intent outlining FCI’s proposal to acquire all of the outstanding shares of Common Stock of the Company. FCI’s proposal contemplated a price range of between $1.80 and $2.00 per share, subject to due diligence. On June 23, 2011 the closing price of the Company’s Class A Common Stock was $1.14 per share.

     On July 6, 2011, the Board of Directors held a special meeting to discuss the June 24, 2011 proposal from FCI. The Board of Directors discussed at length prior discussions with FCI and Barry-Wehmiller, the status of Bryant Park’s efforts to identify sources of equity and/or debt financing for the Company and the terms of the proposal from FCI. After such discussions the Board of Directors determined that pursuit of the non-binding proposal from FCI was not in the best interest of the stockholders of the Company given the Company’s belief that alternative debt financing, replacing the current lenders, seemed probable, thus enabling the Company to pursue its strategic plans. In its communication to FCI regarding the June 24, 2011 letter, the Company agreed to meet with FCI and Barry-Wehmiller on August 9, 2011 at the Company’s headquarters to understand FCI’s interest and to explore the possibility of using FCI as a source of financing and other potential strategic alternatives as a backup if for any reason the Company could not identify other financing sources.

     At the August 6, 2011 meeting, Barry-Wehmiller and FCI presented an overview of their businesses and discussed their interest in acquiring or financing the Company. Potential benefits and synergies were discussed by Barry-Wehmiller and FCI, based on publicly available data. The parties agreed to consider entering into a non-disclosure agreement if there was mutual continued interest.

     Over the course of the next several months, the Company and FCI continued to have discussions regarding a potential transaction while alternative financing discussions with other parties through Bryant Park continued. At its August 16, 2011 meeting, the Board of Directors was informed by Bryant Park that the Company had obtained a non-binding proposal for alternative financing, subject to a due diligence investigation, with terms that provided the Company the funds to replace the Credit Agreement and sufficient financial capability to pursue its strategic plans independently. The non-binding proposal was subsequently withdrawn on September 24, 2011. Also at the August 16, 2011 meeting, the Board of Directors agreed to continue discussions with FCI and approved exchanging data under a non-disclosure agreement.

     On August 29, 2011, the Company and FCI entered into a non-disclosure agreement in the context of exploring a potential business relationship. The Company’s management and FCI discussed FCI’s potential participation in the Company’s efforts to refinance its existing credit facility. In early September at the GraphExpo Trade Show in Chicago, FCI met with certain members of the Company’s management (and certain members of the Board of Directors who were in attendance at the trade show) as FCI conducted a review of the Company and its industry.

On September 24, 2011, the non-binding proposal for alternative financing was withdrawn due to the prospective lender undergoing a change of control.

     On September 28, 2011, the Company discussed with Bank of America, N.A. (“Bank of America”) the increasing risk of not being able to refinance the Credit Agreement. After considering the significant risks associated with the Company’s ability to meet its obligations under the Credit Agreement while also maintaining sufficient liquidity to operate its businesses, Bank of America, with the unanimous consent of the other Lenders, agreed to amend the Company’s Credit Agreement on October 13, 2011 to extend the maturity date thereof to July 2, 2012. The extension was designed to allow the Company additional time to refinance its indebtedness, but imposed significant penalties on the Company in the event that it did not complete its refinancing by the end of January 2012.

     In September and early October 2011, the Company provided financial information requested by FCI, leading to a request by FCI to visit key locations of the Company.

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     On October 10, 2011, FCI visited the Company’s plants in Lenexa, Kansas and Easton, Pennsylvania as part of its due diligence investigation. On October 24 and 25, 2011, FCI visited the Company’s plant in Friedberg, Germany and received an overview of global sales and operational issues. On October 26 and 27, 2011, FCI visited the Company’s plant in Arlov, Sweden. On October 28, 2011, FCI visited the Company’s plant in Slough, United Kingdom.

     On November 1, 2011, the Board of Directors held a special meeting with certain of the Company’s senior management in attendance. Members of the Company’s senior management updated the Board of Directors as to the Company’s efforts to refinance its debt facilities, the Company’s latest financial forecasts, the Company’s strategic alternatives, including debt or equity financing or acquisition by a third party, for none of which had the Company identified any viable opportunities other than FCI’s proposal, and a summary of site visits completed by FCI in prior weeks.

     On November 5, 2011, FCI delivered to the Company a non-binding letter of intent outlining FCI’s proposal to acquire all of the outstanding shares of Common Stock of the Company. FCI’s proposal was based on an enterprise value of the Company of $54,000,000, a fully-diluted price of $1.55 per share for the Common Stock and assumption of the Company’s outstanding indebtedness, and was conditioned upon the satisfactory results of its due diligence and the negotiation of a definitive Merger Agreement. On November 4, 2011, the last trading day before the Company’s receipt of the letter of intent from FCI, the closing price of the Company’s Class A Common Stock was $0.98 per share. The proposal contemplated providing holders of Class B Common Stock with the ability to roll-over their equity in the Company by retaining equity interests in the Company, based on a stated value of $1.55 per share, following completion of the proposed transaction. The proposal also provided for a period beginning on the date the Company countersigned the letter of intent and ending on December 2, 2011, during which the Company would agree not to negotiate a change of control transaction with any party other than FCI.

     On November 9, 2011, the Board of Directors held a regular meeting with certain of the Company’s senior management and a representative of Morgan, Lewis & Bockius LLP (“Morgan Lewis”), the Company’s counsel, also in attendance. The representative of Morgan Lewis provided an overview of the Board of Directors’ duties and responsibilities in respect of its consideration of any proposal received from a third party to acquire the Company. After discussing the proposal with members of management and Morgan Lewis, the Board of Directors met with representatives of FCI and Barry-Wehmiller to discuss FCI’s proposal. After the representatives of FCI and Barry-Wehmiller departed, the Board of Directors subsequently met with representatives of Bryant Park to discuss Bryant Park’s efforts to secure debt and/or equity financing for the Company. Bryant Park reported to the Board of Directors that as of such date, it had not identified any proposals with respect to debt and/or equity financing for the Company that were sufficient to meet the Company’s financing needs. The Board of Directors adjourned the meeting, to be resumed the following day.

     On November 10, 2011, the Board of Directors resumed the meeting. At the conclusion of the resumed meeting, the Board of Directors agreed to establish a Transaction Committee composed of the independent members of the Board of Directors – Paul Griswold, Rolf Bergstrom, Ronald B. Salvagio and Claes Warnander. The Board of Directors also agreed to consider a possible transaction with FCI, but declined to execute the letter of intent previously provided by FCI or to provide FCI with a period of exclusivity. On November 10, 2011, the Transaction Committee held its initial organizational meeting. Representatives of Morgan Lewis advised the Transaction Committee as to its duties and role with respect to a potential transaction with FCI. The Transaction Committee also discussed the proposed terms of the committee’s charter.

     On November 11, 2011, representatives of FCI delivered a preliminary legal due diligence list to the Company. The Company, with the assistance of Morgan Lewis, subsequently began placing in an electronic data room due diligence materials requested by FCI and its representatives, and on November 23, 2011, FCI and its representatives were provided access to the electronic data room.

     On November 16, 2011, the Transaction Committee had its second meeting during which the terms of the Transaction Committee’s charter and the status of conversations between the Company’s management and representatives of FCI were discussed. The Transaction Committee agreed to retain Morris, Nichols, Arsht & Tunnell LLP (“Morris Nichols”) to serve as Delaware counsel to the Transaction Committee. The Transaction Committee also discussed retaining the services of an investment bank to assist in the analysis of FCI’s proposal, to provide a fairness opinion with respect to the proposed consideration that would be received by a holder of Common Stock, and to solicit potential bidders during any proposed “go-shop” period.

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     On November 17, 2011, the Board of Directors, by unanimous written consent, approved the charter of the Transaction Committee, which charter, among other things, authorized the Transaction Committee to evaluate and make a recommendation to the Board of Directors with respect to a potential transaction with FCI and to explore alternatives to such a potential transaction. Later on November 17, 2011, FCI’s legal counsel, Thompson Coburn LLP (“Thompson Coburn”), delivered to Morgan Lewis an initial draft of a Merger Agreement.

     On November 19, 2011, the Transaction Committee met with representatives of Morgan Lewis to discuss the terms of the initial draft of the Merger Agreement. Also at that meeting, the Transaction Committee agreed to retain Duff & Phelps, LLC to provide the Transaction Committee with a fairness opinion with respect to the proposed transaction and to facilitate marketing the Company and soliciting alternative proposals during the “go-shop” period. The Company entered into an engagement letter with Duff & Phelps on November 21, 2011.

     On November 21, 2011, Morgan Lewis delivered a revised draft of the Merger Agreement to Thompson Coburn. Among other changes, the revised draft included the addition of a “go-shop” period allowing the Company to conduct a post-signing market check and determine if any other potential acquirers of the Company would be interested in making a bid for the Company.

     On November 23, 2011, representatives of Morgan Lewis and Thompson Coburn discussed the draft Merger Agreement at length and circulated a joint memorandum to their respective clients outlining the principal open business and legal issues identified as a result of an extended call that day. The principal open issues included the allocation of risk with respect to any material change in the Company’s balance sheet between signing and closing, the definition of “material adverse effect,” the length of the go-shop period, the size of the termination fee and certain conditions to closing.

     On November 26, 2011, the Transaction Committee met with representatives of Morgan Lewis to discuss the joint memorandum highlighting the principal open transactional issues.

     On November 27, 2011, representatives of FCI notified the Company’s management that FCI was withdrawing its proposal to acquire all of the outstanding shares of the Company’s Common Stock based upon FCI’s assessment of the Company’s revised forecast and business outlook and FCI’s belief that the Company’s economic situation had deteriorated, including as a result of the announcement by one of the Company’s largest customers, manroland AG (“manroland”) of an application to institute insolvency proceedings. On November 25, 2011, the last trading day before FCI withdrew its proposal, the closing price of the Company’s Class A Common Stock was $0.51 per share.

     As a result of discussions over the next several days between the Company’s management and representatives of FCI, the Company’s management orally received a revised proposal from FCI on November 30, 2011. The revised offer from FCI was based on an enterprise value of the Company of $45 million, and a per share fully-diluted consideration of $0.96 per share of Common Stock. On that date, the closing price of the Company’s Class A Common Stock was $0.48 per share.

     On December 1, 2011, the Transaction Committee met with representatives of the Company’s management and Morgan Lewis to discuss the revised proposal from FCI. Members of the Company’s management outlined the revised proposal to the Transaction Committee. The Transaction Committee subsequently discussed the proposal in detail, including negotiation points to raise with FCI and alternative strategic options, including debt or equity financing or acquisition by a third party, for none of which had the Company identified any viable opportunities other than FCI’s proposal, available to the Company.

     On December 2, 2011, the Transaction Committee met again to discuss the terms of FCI’s revised proposal, with the committee’s focus being the per share price proposed by FCI. The Transaction Committee also discussed FCI’s request to speak with Bank of America, as agent for the Lenders under the Credit Agreement, regarding the Credit Agreement. Ultimately, the Transaction Committee agreed to permit FCI to have conversations with Bank of America, including with respect to the terms Bank of America would agree to with respect to the repayment of all amounts owed under the Credit Agreement, particularly in view of the time that likely would be required to complete a transaction.

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     On December 5, 2011, representatives of FCI and the Company’s management, along with representatives of Morgan Lewis and Thompson Coburn, held a telephonic meeting to discuss FCI’s latest proposal and to address concerns raised by the Transaction Committee, including the reduced per share consideration and the amount of the proposed termination fees.

     On December 8, 2011, the Transaction Committee met with members of the Company’s management and representatives of Morgan Lewis to discuss the results of the December 5, 2011 meeting. The Transaction Committee also discussed the initial discussions between FCI and Bank of America, as well as the initial reaction of Bank of America and the other Lenders to those conversations. The Transaction Committee was informed that the lenders were unwilling to agree to FCI’s request for a reduction in the principal amount due under the Credit Agreement in connection with the repayment of such amounts as a result of the transactions contemplated by the Merger Agreement.

     Thompson Coburn provided Morgan Lewis with a revised draft of the Merger Agreement on December 9, 2011.

     On December 12, 2011, the Transaction Committee met to discuss the status of negotiations with FCI. The Transaction Committee authorized management of the Company to present a counter-proposal to FCI, including an increase in the merger consideration to reflect an enterprise value of $47,000,000, which the Transaction Committee determined, in the exercise of its business judgment and taking into consideration the previously described insolvency of manroland and discussions with the Company’s lenders, was an appropriate negotiating counter-proposal, and the elimination of certain conditions to closing relating to the Company’s obligations under the Credit Agreement to increase deal certainty. FCI subsequently rejected the Transaction Committee’s proposal to increase the amount of consideration to be paid by FCI for the shares of the Company’s Common Stock, but agreed to make certain changes to enhance deal certainty for the Company, including revisions to the definition of “Material Adverse Effect,” in exchange for the inclusion in the Merger Agreement of a purchase price adjustment mechanism.

     On December 13, 2011, management of the Company, in consultation with Morgan Lewis, began a dialogue with the beneficiaries under the Company’s non-qualified deferred income plans, (the “SERPs”), regarding waiver of the Company’s obligation to fund certain amounts under the Rabbi Trust Agreement relating to the SERPs in connection with entry into an agreement which could result in a change in control of the Company. Under the Rabbi Trust Agreement relating to the SERPs, the Company would be required to make substantial cash contributions immediately upon entry into the Merger Agreement. Given the Company’s difficult financial situation, it did not have the resources to do so. Accordingly, the Board did not believe it was advisable to let the funding requirement under the Rabbi Trust Agreement prevent the execution of the Merger Agreement. Discussions with the beneficiaries, including the Company’s Chairman of the Board, Gerald A. Nathe, and certain former officers and directors of the Company, continued through December 19, 2011, on which date each of the beneficiaries agreed to a waiver of the Company’s obligation to make such contributions. Following the completion of the Merger, the Company will continue to have funding obligations under the SERPs. The beneficiaries agreed to waive the Company’s obligation to make such contributions without receipt of any individual consideration in order to facilitate entry into the Merger Agreement, which would result in the Company’s acquisition by a more creditworthy party.

     Thompson Coburn and Morgan Lewis had conversations throughout the day on December 14, 2011, resulting in Thompson Coburn providing Morgan Lewis with a revised draft of the Merger Agreement that same day.

     On December 16, 2011, the Board of Directors met with representatives of Morgan Lewis and Duff & Phelps to discuss the latest draft of the Merger Agreement, including the introduction of a purchase price adjustment provision in lieu of certain closing conditions previously requested by FCI. The Board of Directors determined that the Company should seek to negotiate removal of the purchase price adjustment and discussed that, in the event that the purchase price adjustment was included in the Merger Agreement, the Merger Agreement would need a “floor” price to the purchase price adjustment mechanism for purposes of soliciting stockholder approval of the transaction. The Board of Directors also discussed FCI’s request that members of the Board of Directors and certain holders of Class B Common Stock enter into voting agreements pursuant to which they would agree to vote their shares in favor of the Merger. Duff & Phelps reviewed with the Board of Directors its financial analysis of the Company. After discussing with management of the Company the lack of significant interest from the holders of Class B Common Stock in remaining as stockholders following the transaction, the Board of Directors also concluded that the Company should request that the roll-over of the Class B Common Stock be eliminated as a component of the proposed transaction with FCI. FCI agreed to this request.

     On December 16, 2011, Morgan Lewis advised the Company that no antitrust or similar regulatory filings were required in connection with the Merger.

     From December 16, 2011 through December 19, 2011, the parties continued to negotiate the terms of the Merger Agreement and other relevant transaction documents, including the equity commitment letter from Barry-Wehmiller, the Voting Agreements, the amendment to the Rabbi Trust Agreement relating to the Company’s SERP, the proposed amendment to the Credit Agreement and FCI’s requested confirmation from certain key employees that they did not intend to terminate their employment prior to the first anniversary of the Merger. With respect to the draft Merger Agreement, although FCI refused to remove the purchase price adjustment mechanism, the parties agreed to include a “floor” price in connection with the purchase price adjustment mechanism that would require the Company to revise this proxy statement and resolicit stockholder approval in the event that the purchase price adjustment calculation were to result in a per share Merger Consideration of less than $0.90 per share.

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     On December 19, 2011 the Board of Directors met to discuss the status of discussions with FCI and to review the terms of the draft Merger Agreement, as well as the status of the other key transaction documents, including the Voting Agreements and the proposed amendment of the Company’s existing Credit Agreement, that would facilitate the proposed transaction with FCI. The Board of Directors also met with representatives of Bryant Park. Representatives of Bryant Park indicated that they were in discussions with several parties about potential refinancing alternatives. The Board of Directors questioned Bryant Park about the likelihood of consummating any of the potential refinancing alternatives, given the lack of success of previous efforts. After the representatives of Bryant Park departed, members of the Board of Directors expressed doubts about the ability of Bryant Park to arrange for the Company to refinance its indebtedness.

     On December 21, 2011, the Board of Directors met to discuss the most recent draft of the Merger Agreement and the status of open deal points. Representatives of Duff & Phelps then joined the meeting to discuss the financial aspects of the proposed merger and its financial analysis of the consideration proposed to be received by holders of the Company’s Common Stock in the transaction, and responded to questions from the Board of Directors. At the conclusion of its presentation, Duff & Phelps orally rendered its opinion to the Board of Directors, subsequently confirmed in writing, that as of such date, and based upon various assumptions, matters considered and the limitations described in the written opinion, the $0.96 per share to be received by holders of the shares of Common Stock pursuant to the Merger Agreement, subject to potential adjustment as described in the Merger Agreement, was fair from a financial point of view to such holders. See “— Opinion of Duff & Phelps” beginning on page 34. Following a presentation by counsel on the fiduciary duties of the Board of Directors, there was a discussion of a number of issues related to the Merger Agreement, the process that management, with the assistance of Duff & Phelps, would undertake during the go-shop period and the positive and negative factors bearing on whether the Merger should be approved.

     Over the course of the day on December 22, 2011, the final open points on the Merger Agreement were negotiated and finalized. At a meeting on the morning of December 22, 2011, the Transaction Committee formally accepted the fairness opinion delivered by Duff & Phelps. The Company’s management and representatives of Morgan Lewis also continued to negotiate the terms of a 13th Amendment to the Credit Agreement with the Lenders. On the morning of December 22, 2011, following the meeting of the Transaction Committee, the Board of Directors met with representatives of management and Morgan Lewis to discuss the status of the transaction documents and related deal points. The Transaction Committee then unanimously (i) determined that the Merger was advisable and that the terms of the Merger and the Merger Agreement were fair to, and in the best interests of, the Company’s stockholders and (ii) recommended to the Board of Directors that it (a) recommend that the Company’s stockholders vote in favor of the adoption of the Merger Agreement and the Merger and (b) authorize management to execute the Merger Agreement and take all actions necessary or advisable in connection with consummation of the transactions contemplated by the Merger Agreement. The Board of Directors considered that there may be a limited number of potential buyers of the Company. The Board of Directors considered potential opportunities to seek a superior offer from an alternative acquirer, including the Company’s competitor with whom it had previously engaged in discussions about a potential strategic transaction, but which had ever since failed to respond to the Company’s persistent efforts to engage in further discussions and any additional acquirers Duff & Phelps might identify during the “go-shop” period, and considered the risk of jeopardizing the Merger with FCI as a result of exploring such alternatives prior to execution of the Merger Agreement. The Board of Directors then unanimously (i) determined that the merger was advisable and that the terms of the Merger and the Merger Agreement were fair to, and in the best interests of, the Company’s stockholders, (ii) recommended that the Company’s stockholders vote in favor of the adoption of the Merger Agreement and the Merger and (iii) authorized management to execute the Merger Agreement and take all actions necessary or advisable in connection with consummation of the transactions contemplated by the Merger Agreement. Later on that same date, FCI and the Company executed the Merger Agreement and the other transaction agreements.

     On December 23, 2011, the Company issued a press release announcing its entry into the Merger Agreement. A copy of the press release was included as an exhibit to the Current Report on Form 8-K filed by the Company with the SEC on December 28, 2011.

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     Following the announcement of the Merger on the morning of December 23, 2011, representatives of Duff &Phelps Securities, LLC, an affiliate of Duff &Phelps, identified and began the process of contacting more than 110 potential strategic and financial acquirers. Duff & Phelps Securities, LLC contacted more than 100 of those identified potential acquirers, including more than 75 private equity firms and more than 25 potential U.S. and non-U.S. strategic acquirers, but approximately ten of such identified potential acquirers did not respond to Duff &Phelps Securities, LLC’s efforts to contact them. Only seven of such potential acquirers opted to execute a confidentiality agreement with the Company and were granted access to certain non-public information regarding the Company. In order to provide the Transaction Committee with sufficient time to evaluate potential alternative transaction proposals prior to the expiration of the “go-shop” period, Duff &Phelps Securities, LLC established a deadline of the close of business on January 24, 2012 for the receipt of any such proposals from potential acquirers. No such proposals were received.

     On December 29, 2011, a putative class action complaint was filed in the Court of Chancery of the State of Delaware naming as defendants the Company, each member of the Board of Directors and FCI regarding the proposed acquisition of the Company by FCI. On January 9, 2012, this complaint was served on the Company. On January 10, 2012, a putative class action complaint was filed against the Company, FCI and the individual members of the Company’s Board of Directors in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida challenging the Merger. On January 17, 2012, this complaint was served on the Company. Each complaint purports to be on behalf of a putative class of the stockholders of the Company, other than the defendants and their affiliates. On February 2, 2012, the plaintiffs in the Delaware putative class action lawsuit filed an amended complaint in which they sought, among other things, to require the Company to provide additional disclosures in this proxy statement. On February 10, 2012, the plaintiffs in the Florida putative class action lawsuit filed an amended complaint in which they sought, among other things, to require the Company to provide additional disclosures in this proxy statement. Each complaint alleges that the individual members of the Board of Directors breached their fiduciary duty in connection with entering into the Merger Agreement, and that the Company and FCI aided and abetted the alleged breach of fiduciary duty. Each complaint seeks to enjoin the Merger or, in the event the Merger is consummated, to rescind the Merger or to recover an award of rescissory damages, and each suit seeks costs and attorneys’ fees.

     On January 4, 2012 and January 19, 2012, the Company filed Current Reports on Form 8-K with the SEC reporting the Delaware and Florida complaints, respectively. The reports also indicated that, while the Company believes that the allegations in the complaints are without merit and it intends to defend such lawsuits vigorously, there can be no assurance regarding the ultimate outcome of such lawsuits.

Reasons for the Merger; Recommendation of Our Board of Directors and Transaction Committee

     In determining that the Merger is advisable and fair to and in the best interests of the Company and its stockholders, the Transaction Committee and the Board of Directors held numerous meetings, consulted with the Company’s management and financial and legal advisors and considered a number of material factors, including the following factors:

  Merger Consideration. The Board of Directors believed that, following the Transaction Committee’s extensive negotiations with FCI and its representatives, $0.96 per share was the highest price that FCI would be willing to pay and the highest price reasonably obtainable from any party on the date of signing of the Merger Agreement. The Board of Directors also believed that the Merger Consideration of $0.96 per share, subject to adjustment as described under “— Potential Reduction in the Merger Consideration,” represented an attractive valuation for the Company’s shares of Common Stock, as this price represented a premium of approximately 104% to the closing price of $0.47 per share on December 22, 2011, the last trading day prior to the announcement of the execution of the Merger Agreement, and a premium of approximately 85.3% and 3.6% over the average closing share price of the Class A Common Stock of approximately $0.52 per share and approximately $0.93 per share over the 30 trading days and 90 trading days, respectively, prior to such announcement. The Board of Directors also considered the fact that the Merger Consideration is all cash, which will provide the Company stockholders with certainty of value and the ability to monetize their investment in the Company in the near term and thus avoid considerable long-term business risk.
  Historical and Prospective Financial Performance and Condition. The Board of Directors considered the Company’s operations, financial condition, earnings and prospects, including the prospects of the Company continuing as a stand-alone company. The Board of Directors also considered the Company’s ongoing business and strategic objectives and the risks and challenges involved with accomplishing such objectives. In considering the risks faced by and opportunities presented to the Company under its existing business plan, the Board of Directors believed it unlikely that the Company’s business would improve in the near and medium term to achieve a share price of $0.96 or better, and that the Company’s business plan would continue to be subject to considerable long-term risk.
  Financial Conditions and Investor Sentiment. The Board of Directors considered current market conditions, historical market prices and volatility in the trading price of the Class A Common Stock. The Board of Directors considered certain specific factors that were thought to have a negative impact on the current trading price for the Class A Common Stock, including declining revenues in the traditional printing and publishing industry, which the Company serves, particularly as a result of competition from new technologies and communications providers, the lack of research analyst coverage of the Company and the low volume of trading of the Class A Common Stock. The Company’s efforts to adapt new technologies and respond to these competitive pressures may require substantial capital expenditures and yield uncertain results. The Board of Directors believed it likely that some or all of these factors would continue to weigh on the trading price of the Class A Common Stock in the near and medium term.

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  Insolvency Proceedings of a Major Customer. On November 25, 2011, manroland, Germany’s third-largest printing machine maker and one of the Company’s largest customers, filed an application to institute insolvency proceedings in the district court in Augsburg, Germany. The Board of Directors considered that manroland may cease operations in connection with such proceedings and, as a result, the Company could lose a major customer. The Board of Directors also considered that the Company will likely lose all or a portion of the $1,200,000 owed by manroland to the Company as the proceedings provide manroland with protection from its creditors. Additionally, the Board of Directors believed that the manroland insolvency proceedings further illustrated the decline of the traditional printing and publishing industry and the future challenges that the Company would face in achieving its business plan.
  Credit Agreement Amendment Prevented Potential Dilution to Current Stockholders and Payment Obligations. The Board of Directors considered that, in connection with the Company’s entry into the Merger Agreement, the Lenders under its Credit Agreement were willing to enter into Amendment No. 13, deferring the Company’s obligation to issue warrants to purchase 1,592,067 shares of Class A Common Stock at an exercise price of $0.01 per share and the Company’s obligation to pay fees totaling $900,000 and interest of $338,378. If the Company had not entered into Amendment No. 13, the Board of Directors believed that the trading price of the Class A Common Stock was likely to be negatively impacted by the dilution caused by the issuance of warrants to the Lenders and by the increased payment obligations under the Credit Agreement.
  Uncertain Availability of Future Financing. The Board of Directors also considered that there was substantial uncertainty about the future liquidity of the Company to fund its operations and capital expenditures, as a result of uncertainty about the availability of future sources of financing. The Lenders have indicated to the Company their unwillingness to provide financing to the Company beyond the maturity date of the Credit Agreement on July 2, 2012. Despite actively seeking to identify sources of equity and debt financing, including by engaging Bryant Park to assist in seeking and contacting prospective lenders and investors, the Company has been unable to identify any sources adequate to sufficiently refinance its indebtedness under the Credit Agreement or otherwise enable the Company to satisfy its liquidity requirements. The Board of Directors believed such uncertainty and potential illiquidity would have a material adverse affect on the Company’s financial performance and weigh on the trading price of the Class A Common Stock.
  Ability to Seek and Consider Superior Offers. The Board of Directors considered the potential alternatives available to the Company as of the signing of the Merger Agreement based upon the extended period of time during which the Company had unsuccessfully sought to identify alternative sources of financing or other potential acquirers, the substantial uncertainty about the future liquidity of the Company resulting from its inability to refinance its indebtedness under the Credit Agreement scheduled to mature on July 2, 2012, the impact on the Company’s stockholders of incurring additional fees and issuing warrants under the Credit Agreement which would be triggered in February and March 2012, and the risk that FCI would reduce or withdraw its proposed offer during any pre-signing market check. The Board of Directors concluded that the Merger was the best currently available alternative and that the Transaction Committee’s evaluation of available strategic alternatives to-date and the evaluation of future potential strategic alternatives to be conducted during the “go-shop” period constituted a thorough and complete process. The Board of Directors also considered that the termination fee of $2,000,000 payable in the event that the Merger Agreement is terminated due to the Company entering into an alternative transaction during the “go-shop” period or within 20 days thereafter with an “excluded party” (as defined below) is reasonable for a transaction of this size and type. The Board of Directors believed that the duration and structure of the “go-shop” provisions in the Merger Agreement would encourage third parties who might have an interest in acquiring the Company to make an offer at a higher price. The Board of Directors also considered the Company’s ability following the expiration of the “go-shop” period to respond to any competing proposal that the Board of Directors determines constitutes or is reasonably likely to constitute a superior proposal to FCI’s, subject to certain restrictions contained in the Merger Agreement. The Board of Directors considered that the termination fee of $3,000,000 payable by the Company as a result of entering into such a transaction after expiration of the “go-shop” period with a non-excluded party is reasonable for a transaction of this size and type.

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  Sale Process; Potential Alternatives. Although the Board of Directors had not yet conducted a market check, the Board of Directors believed that, in view of the “go-shop” period allowing the Company to conduct a post-signing market check, the Transaction Committee had conducted and would conduct a thorough process in connection with negotiating and evaluating the terms and conditions of the Merger and reasonably available alternatives. The Board of Directors believed that the Merger is more favorable to the Company’s stockholders than the alternatives to the Merger, which belief was formed in part on the Board of Directors’ consideration, with the assistance of the Transaction Committee and the Company’s management and its financial advisor, of potential strategic alternatives available to the Company. The Board of Directors considered that there may be a limited number of potential buyers of the Company. The Board of Directors considered potential opportunities to seek a superior offer from an alternative acquirer, including acquirers identified by Duff & Phelps as the most likely parties other than FCI to consider purchasing the Company, and considered the risk of jeopardizing the Merger with FCI as a result of exploring such alternatives prior to execution of the Merger Agreement.
  Opinion of the Company’s Financial Advisor. The Board of Directors considered Duff & Phelps’s opinion to the Transaction Committee, dated as of December 22, 2011, concluding that, based upon and subject to the various assumptions, considerations, qualifications and limitations set forth in the written opinion, the consideration to be received by holders of Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders. Such opinion is more fully described below under the caption “—Opinion of Duff & Phelps” beginning on page 34.
  Likelihood of Closing. The Board of Directors considered the likelihood that the Merger would be consummated based on, among other things, the closing conditions in the Merger Agreement, including the absence of any financing or due diligence-related closing conditions and the likelihood that the Merger will be approved by the Company’s stockholders. The Board of Directors also considered FCI’s financial resources, including an equity commitment from Barry-Wehmiller set forth in a letter dated December 22, 2011, which increased certainty of closing.
  Ability of the Board of Directors to Change its Recommendation. The Board of Directors considered that the Board of Directors could change its recommendation in the event that unforeseen circumstances arise which change the Board of Directors’ determination that the Merger Agreement and the Merger are advisable and fair to and in the best interests of the Company and its stockholders.
  Termination Date. The Board of Directors considered that the termination date under the Merger Agreement allows for sufficient time to complete the Merger.
  Lack of Antitrust or Other Regulatory Risk. The Board of Directors also considered the absence of any material risk that any governmental authority would prevent or materially delay the Merger under any antitrust law.

     The Board of Directors also identified and considered a number of countervailing factors and risks to the Company and its stockholders relating to the Merger and the Merger Agreement, including the following factors:

  No Participation in Future Growth. The Board of Directors considered the fact that, because the Company’s stockholders will be receiving a fixed amount of cash for their stock, they will not be compensated for any increase in value of the Company or FCI either during the pre-closing period or following the closing.
  Potential Reduction in the Merger Consideration. The Board of Directors considered that the aggregate Merger Consideration paid to all of the Company’s stockholders is subject to adjustment, on a dollar-for-dollar basis, to the extent that:
  the Company’s aggregate cash balances (plus (i) the amount of any expenses paid by the Company in connection with the Merger, (ii) repayment or prepayment of certain amounts under the Company’s debt facilities and (iii) the amount of any 2011 Christmas bonuses paid by Baldwin Germany GmbH (up to the euro equivalent of $400,000)) exceeds (b) the Company’s aged accounts payable (and debt incurred under certain debt facilities since the date of the Merger Agreement) by less than $1,800,000;
  the amount of the Company’s expenses paid or incurred in connection with the Merger exceed $1,400,000; and
  the Company incurs certain fees to its lenders in connection with the Merger Agreement and the transactions contemplated by that agreement or in connection with any default, financing or refinancing after December 22, 2011.

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Several of the items listed above that may result in adjustment of the Merger Consideration are beyond the Company’s control. For example, the Company’s aggregate cash balances and aged accounts payable are subject to fluctuation depending upon customer demand for the Company’s products and services and its customers’ ability to make timely payments, while the amount of expenses incurred in connection with the Merger may vary depending upon the extent of SEC review of this proxy statement and the costs of defending against the putative class action lawsuits filed against the Company in connection with the Merger. In the event that the adjustments would result in the Merger Consideration being less than $0.96 per share but greater than or equal to $0.90 per share, the Company and other involved parties will not be required to and do not intend to resolicit the approval of the Company’s stockholders. Accordingly, you may receive less than $0.96 per share, even though the size of any reduction in the Merger Consideration is not yet known as of the date of the special meeting. In the event that the adjustments would result in the Merger Consideration being less than $0.90 per share, the Company is obligated under the Merger Agreement to adjourn or postpone the special meeting, amend this proxy statement and resolicit the approval of the Company’s stockholders for the Merger at the revised Merger Consideration, adjusted as set forth above, which may be substantially less than $0.90 per share. Such resolicitation would delay approval of the Merger, and any postponement of the special meeting could have an adverse effect on the Company’s business and results of operations, including as a result of any negative impact of a prolonged stockholder approval process on the Company’s relationships with customers, suppliers and employees. If such an adverse effect on the Company’s business and results of operations constitutes a “Material Adverse Effect” under the terms of the Merger Agreement, the Forsyth Parties would not be obligated to complete the Merger.
  Outcome of “Go-Shop” Process. The Board of Directors considered the possibility that the “go-shop” process may not result in a higher offer to stockholders, and the possibility that provisions in the Merger Agreement, including the $2,000,000 termination fee payable to FCI if the Merger Agreement were terminated pursuant to the “go-shop” process, could have the effect of discouraging competing third party proposals.
  Expansive Closing Condition Requiring Compliance with Certain Agreements. The Board of Directors considered the possibility that the Company would be unable to satisfy the conditions to the Forsyth Parties’ obligation to complete the Merger, including the requirements that the Company not have breached certain financial covenants in the Credit Agreement, and the possible adverse consequences of such failure to complete the Merger discussed below. The Company’s ability to comply with the financial covenants in the Credit Agreement may depend upon factors beyond the Company’s control, including the Company’s EBITDA and net sales, which may decrease if there is insufficient customer demand for the Company’s products and services, a decline in general economic conditions or other trends negatively impact the printing and publishing industry.
  Potential Inability to Complete the Merger. The Board of Directors considered the possibility that the Merger may not be completed and the potential adverse consequences to the Company if the Merger is announced but not completed, including the potential loss of key members of management, customers, suppliers and employees, and the potential erosion of customer, supplier and employee confidence in the Company.
  Costs; Disruption to the Business. The Board of Directors considered the costs involved in connection with entering into and completing the Merger as well as the risk of diverting management’s focus and resources from other strategic opportunities and from operational matters while working to implement the Merger, and the possibility of other management and employee disruption associated with the Merger.
  Interim Operating Covenants. The Board of Directors considered the limitations imposed in the Merger Agreement on the conduct of the Company’s business during the pre-closing period, which could delay or prevent the Company from undertaking business opportunities that may arise pending completion of the Merger.
  Forsyth Parties’ Conditions and Termination. The Board of Directors considered the conditions to the Forsyth Parties’ obligation to complete the Merger as well as the right of the Forsyth Parties to terminate the Merger Agreement under certain circumstances. The Board of Directors also considered the $2,000,000 or $3,000,000 termination fee payable to FCI if the Merger Agreement is terminated under certain circumstances, which could have the effect of discouraging competing third party proposals.

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    12-month Tail on Termination Fee. The Board of Directors considered the fact that a termination fee would be payable to FCI if the Company consummates or enters into definitive documentation relating to a business combination transaction in which more than 50% of the Company is acquired by any person within 12 months of FCI or the Company terminating the Merger Agreement on or after the End Date or at any point in time following the Company’s stockholders failing to adopt the Merger Agreement.
    Non-Solicitation Following “Go-Shop” Period. The Board of Directors considered restrictions on the Company’s ability to solicit or engage in discussions or negotiations regarding alternative business combination transactions, subject to specified exceptions, following expiration of the “go-shop” period as well as restrictions on the Board of Directors’ ability to change or withdraw its recommendation of the Merger, except in response to unforeseen circumstances.
    Taxability. The Board of Directors considered that the Merger will be a taxable transaction to the Company’s stockholders.
    Interests of the Company’s Directors and Executive Officers. The Board of Directors considered the potential conflicts of interest of the Company’s directors and executive officers, including continued indemnification and liability insurance following completion of the Merger, severance payments to certain of the Company’s executive officers if their employment is terminated after completion of the Merger and accelerated vesting of options to purchase shares of Class A Common Stock and Company Stock Awards and termination of restrictions on restricted stock awards held by the Company’s directors and executive officers. See “—Interest of the Company’s Executive Officers and Directors in the Merger.”

       The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive but includes the material factors considered by the Board of Directors. In light of the complexity and wide variety of factors considered, the Board of Directors did not find it useful to and did not attempt to quantify, rank or otherwise assign relative weights to these factors. In addition, the Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather the Board of Directors conducted an overall analysis of the factors described above, including discussions with the Company’s management and its financial and legal advisors. In considering the factors described above, individual members of the Board of Directors may have given different weights to different factors.

       Board of Directors Recommendation

       After careful consideration, both the Transaction Committee and our Board of Directors have unanimously determined that the Merger is advisable and fair to and in the best interests of the Company and our stockholders. Accordingly, our Board of Directors unanimously recommends that you vote “FOR” the proposal to adopt the Merger Agreement.

  Financial Projections

       We do not make public projections as to future performance or earnings beyond the current quarter and current fiscal year due to the inherent unpredictability of the underlying assumptions and estimates. However, in connection with the evaluation by the Board of Directors of our long-term financial prospects and consideration of strategic alternatives available to the Company, the Board of Directors considered internal projections prepared by management. These projections were provided to Duff & Phelps for their use in connection with its financial analysis of the Merger, as described below in “—Opinion of Duff & Phelps.” These projections consisted of financial forecasts for the fiscal years ending June 30, 2012, 2013, 2014 and 2015 and included adjustments for the elimination of the compliance costs of being a publicly-traded company after consummation of the Merger. The Company projections were based on numerous assumptions made by our management, including (1) a 3.4% Compound Annual Growth Rate (“CAGR”) on revenues driven primarily by retrofit opportunities and consumables, partially offset by lower equipment sales with traditional original equipment manufacturers, (2) slight improvement in gross profit margin driven primarily by higher volume and cost improvements, partially offset by continued competitive cost pressures expected in the marketplace and (3) slight improvement in operating expenses as a percentage of sales driven primarily by higher volume leveraging fixed costs, partially offset by cost of living/inflation adjustments and higher management incentive plan levels.

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       The financial forecasts for the 2012 through 2015 fiscal years included in the Company projections are summarized as follows:

($ in 000s)	Actual	Projected Fiscal Year Ending June 30,
	2011	2012(1)	2013	2014	2015
EBIT	(6,502)	2,111	2,988	3,759	4,197
Add:
Depreciation	1,776	1,899	1,920	1,920	1,920
Amortization	1,052	904	904	904	904
Total Depreciation & Amortization	2,828	2,803	2,824	2,824	2,824

EBITDA	(3,674)	4,914	5,812	6,583	7,022

EBIT	(6,502)	2,111	2,988	3,759	4,197
Adjustments	5,405	-	-	-	-
Elimination of Public Company Costs	2,005	2,005	2,005	2,005	2,005
Adjusted EBIT	908	4,116	4,993	5,764	6,202

EBITDA	(3,674)	4,914	5,812	6,583	7,022
Adjustments	5,405	-	-	-	-
Elimination of Public Company Costs	2,005	2,005	2,005	2,005	2,005
Adjusted EBITDA	3,736	6,919	7,817	8,588	9,027

	Actual	Projected Fiscal Year Ending June 30,
	2011	2012	2013	2014	2015
EBIT	(6,502)	(347)	2,988	3,759	4,197
Non-recurring Items	5,405	2,458	-	-	-
Elimination of Public Co. Costs	2,005	2,005	2,005	2,005	2,005
Adjusted EBIT	908	4,116	4,993	5,764	6,202
Depreciation & Amortization	2,828	2,803	2,824	2,824	2,824
Capital Expenditures	(582)	(1,072)	(1,920)	(1,920)	(1,920)
(Increase) Decrease in Working Capital	1,201	2,483	(3,764)	(1,534)	(1,710)
Cash Taxes	(1,161)	(163)	(461)	(663)	(780)
Free Cash Flow	3,194	8,168	1,672	4,471	4,617

  (1) The projection for fiscal year ended June 30, 2012, excludes the following non-recurring items that occurred during the six-months period ended December 31, 2011:

manroland bad debt write-off	1,216
Write-off of previously capitalized refinancing-related costs	136
Forsyth merger-related costs	643
Other non-routine items, net	463
Total non-recurring items	2,458

       EBIT, EBITDA, Adjusted EBIT and Adjusted EBITDA are non-GAAP measures that are used by our management as supplemental financial measurements to evaluate our operational trends and should not be considered as alternatives to gross profit or net income as indicators of our operating performance. EBIT, EBITDA, Adjusted EBIT and Adjusted EBITDA are not defined under generally accepted accounting principles in the United States (“GAAP”). Accordingly, they have limitations in that they do not reflect all of the amounts associated with our results of operations, as determined in accordance with GAAP, and may not be comparable measurements to those used by other companies.

       The Company projections above are included in this proxy statement to provide our stockholders certain non-public information considered by our Board of Directors in connection with its evaluation of the Merger and provided to Duff & Phelps in connection with its opinion to our Board of Directors, as more fully described below in “—Opinion of Duff & Phelps.”

       The financial projections stated above were prepared for internal use in connection with the Merger and not with a view toward public disclosure or toward complying with GAAP, the published guidelines of the SEC regarding forecasts or projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Company projections included in this proxy statement were prepared by, and are the responsibility of, management. We do not assume any responsibility to update these projections. Neither our independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections contained herein, nor have they expressed any opinion or any other form of assurance on such projections or their achievability, and assume no responsibility for, and disclaim any association with, the financial projections. Furthermore, the financial projections do not take into account any circumstances or events occurring after the date the projections were prepared that were unforeseen by our management at the time of preparation. We have made publicly available our actual results of operations for the quarter ended December 31, 2011. Our stockholders should review our Quarterly Report on Form 10-Q for the quarter ended December 31, 2011 to obtain this information. Please see the section of this proxy statement entitled “Where You Can Find More Information.”

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       The inclusion of this information should not be regarded as an indication to any stockholder that the Board of Directors or any other recipient of this information considered, or now considers, it to be predictive of actual future results, and they should not be relied on as such. The Company projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to our business, all of which are difficult to predict and many of which are beyond our control. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than such projections. Accordingly, readers of this proxy statement are cautioned not to place undue reliance on the financial projections.

       None of the Company, FCI or their respective executive officers, directors, members or controlling persons has made or makes any representation to any stockholder or other person regarding the ultimate performance of the Company compared to the information contained in the projections or that projected results will be achieved.

       BY INCLUDING IN THIS PROXY STATEMENT A SUMMARY OF THE COMPANY’S INTERNAL FINANCIAL PROJECTIONS, WE UNDERTAKE NO OBLIGATIONS TO UPDATE, OR PUBLICLY DISCLOSE ANY UPDATE TO, THESE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL PROJECTIONS ARE SHOWN TO BE IN ERROR OR CHANGE.

  Opinion of Duff & Phelps

       On November 21, 2011, Duff & Phelps was engaged to provide an opinion to the Transaction Committee as to the fairness, from a financial point of view, to the holders of the Common Stock, of the consideration to be received in the Merger.

       Duff & Phelps rendered its oral opinion to the Transaction Committee on December 21, 2011 and its written opinion to the Transaction Committee on December 22, 2011, that, subject to the assumptions, qualifications and limiting conditions set forth therein, as of such date, the consideration to be received by the holders of the Common Stock in the Merger was fair, from a financial point of view, to the holders of the Common Stock. The full text of the written opinion of Duff & Phelps is attached as Appendix B to this proxy statement and is incorporated herein by reference.

       The full text of the written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and qualifications and limitations of the review undertaken in rendering the opinion. The opinion of Duff & Phelps was addressed to the Transaction Committee, was given solely with respect to the Merger and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, for any other purpose.

       At the time it rendered its opinion, Duff & Phelps had not (i) initiated any discussions with, or solicited any indications of interest from, third parties with respect to the Merger, the assets, businesses or operations of the Company, or any alternatives to the Merger, (ii) negotiated the terms of the Merger, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Merger Agreement and the Merger, or (iii) advised the Transaction Committee or any other party with respect to alternatives to the Merger. As set forth below, an affiliate of Duff & Phelps has been engaged by the Company to solicit alternative proposals during the “go-shop” period, as provided in the Merger Agreement.

       Duff & Phelps’s opinion: (i) does not address the merits of the underlying business decision to enter into the Merger Agreement versus any alternative strategy or transaction; (ii) does not address any transaction related to the Merger; (iii) is not a recommendation as to how the Transaction Committee, the Board of Directors or any stockholder should vote or act with respect to any matters relating to the Merger, or whether to proceed with the Merger or any related transaction; and (iv) does not indicate that the consideration received is the best possibly attainable under any circumstances; instead, it merely states whether the consideration in the Merger is within a range suggested by certain financial analyses.

       In rendering its opinion, Duff & Phelps did not express any opinion with respect to the fairness of the Merger to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of the Company or the amount or nature of any compensation to be received by any of the Company’s officers, directors, or employees, or any class of such persons, relative to the consideration to be received by the public stockholders of the Company in the Merger, or with respect to the fairness of any such compensation.

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       In connection with its opinion, Duff & Phelps made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’s procedures, investigations, and financial analysis with respect to the preparation of its opinion included, but were not limited to, the items summarized below:

       1. A review of the following documents:

       a. The Company’s annual reports and audited financial statements on the Company’s Annual Report on Form 10-K filed with the SEC for the years ended June 30, 2009 through June 30, 2011 and the Company’s unaudited interim financial statements for the three months ended September 30, 2011 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the period then ended;

       b. Unaudited internal segment and financial information for the Company for the fiscal years ended June 30, 2008 through June 30, 2011 and the five months ended November 30, 2011, including pro forma financial information adjusted to exclude the discontinued operations of its food blends business sold on June 3, 2011;

       c. Other internal and external documents relating to the history, current operations and capital structure, and probable future outlook of the Company, including certain non-public financial projections described in “— Financial Projections,” the fiscal year 2012 cash flow forecast, and materials prepared for a potential recapitalization of the Company provided by management of the Company; and

       d. Documents related to the Merger, including the Merger Agreement dated as of December 22, 2011;

       2. A discussion of the information referred to above and the background and other elements of the Merger with the management of the Company;

       3. A review of the historical trading prices and trading volume of the Company’s Class A Common Stock, and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

       4. The performance of certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, and an analysis of the financial terms, to the extent publicly available, of selected transactions that Duff & Phelps deemed relevant; and

       5. Such other financial analyses and consideration of such other information and factors as Duff & Phelps deemed appropriate.

       In performing its analyses and rendering its opinion with respect to the Merger, Duff & Phelps, with the Company’s consent:

       1. Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;

       2. Relied upon the fact that the Transaction Committee and the Company have been advised by their legal, tax and regulatory advisors as to all legal, tax and regulatory matters with respect to the Merger, including whether all procedures required by law to be taken in connection with the Merger have been duly, validly and timely taken;

       3. Assumed that any estimates, evaluations, forecasts and projections furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same; and Duff & Phelps expressed no view as to any such information or the assumptions on which such estimates, evaluations, forecasts and projections are based;

       4. Assumed that information supplied and representations made by Company management regarding the Company and the Merger are substantially accurate in all respects material to Duff & Phelps’s analysis;

       5. Assumed that the final versions of the Merger Agreement and all related documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed by Duff & Phelps;

  35

       6. Assumed that there has been no material change in the assets, financial condition, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps;

       7. Assumed that all of the conditions required to implement the Merger will be satisfied and that the Merger will be completed in accordance with the Merger Agreement without any material amendments thereto or any material waivers or delays of any terms or conditions thereof; and

       8. Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the Company or the consummation of the Merger.

       To the extent that any of the foregoing assumptions or any of the facts on which its opinion are based prove to be untrue in any material respect, Duff & Phelps’s opinion cannot and should not be relied upon. In its analysis and in connection with the preparation of its opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Merger.

       Duff & Phelps did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). Its opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s creditworthiness, as tax advice, or as accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal, tax or accounting matter.

       Duff & Phelps prepared its opinion effective as of the date thereof. Its opinion is necessarily based upon the information made available to it as of the date thereof and upon market, economic, financial and other conditions as they existed and could be evaluated as of the date thereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion which may come or be brought to the attention of Duff & Phelps after the date thereof.

       This summary is qualified in its entirety by reference to the full text of the opinion, attached hereto as Appendix B. While this summary describes the analysis and factors that Duff & Phelps deemed material in its presentation to the Transaction Committee, it is not a comprehensive description of all analyses and factors considered by Duff & Phelps. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or a summary description. In arriving at its opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Duff & Phelps believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading or incomplete view of the evaluation process underlying its opinion. The conclusion reached by Duff & Phelps was based on all analyses and factors taken as a whole, and also on the application of Duff & Phelps’s own experience and judgment.

       Summary of Financial Analyses by Duff & Phelps

       Set forth below is a summary of the material financial analyses performed by Duff & Phelps in connection with providing its opinion to the Transaction Committee. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Duff & Phelps, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. Rather, the analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Duff & Phelps’s opinion.

       Discounted Cash Flow Analysis

       Duff & Phelps performed a discounted cash flow analysis of the projected free cash flows of the Company, with “free cash flow” defined as cash that is available either to reinvest or to distribute to security holders. The discounted cash flow analysis determined the net present value of future free cash flows utilizing a weighted average cost of capital for the discount rate. The projected free cash flows were based on financial projections provided by Company management for fiscal years 2012 through 2015 which are disclosed above under the heading “—Financial Projections.” The Company management’s projections of Adjusted EBIT and Adjusted EBITDA each contain adjustments from EBIT and EBITDA to exclude the costs associated with the Company being a publicly listed company. Duff & Phelps also excluded these costs associated with the Company being a publicly listed company from its analysis of the Company management’s financial projections because most potential acquirers of the Company would have the ability to eliminate virtually all of these costs. In its discounted cash flow analysis, Duff & Phelps excluded the net periodic pension benefit expense from its projected EBITDA because it deducted the entire after-tax liability of the Company’s pensions in the calculation of the Company’s equity value. Duff & Phelps also excluded from projected EBITDA the Company’s rent expense for its former headquarters in Shelton, Connecticut because Duff & Phelps included a deduction for the present value of the future rent expense for such facility in its calculation of the Company’s equity value.

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       Duff & Phelps estimated the value of all cash flows after fiscal 2015 (the “terminal value”) of the Company by applying a multiple ranging from 3.0x to 3.5x to projected 2015 EBITDA, calculated as earnings before interest, taxes, depreciation and amortization, excluding public company costs and non-operating expenses, as estimated by management of the Company. The terminal value multiple range was selected based on, among other factors, the comparison of the Company’s financial performance with the financial performance of the selected public companies. Duff & Phelps believes that the levels of such multiples are supported by trading multiples of publicly traded companies and implied valuation multiples in merger and acquisition transactions that it selected for purposes of its analysis. Based upon its analysis of such multiples for the group of public companies listed under “— Selected Public Company Analysis” below, Duff & Phelps assumed a 13.5% to 15.5% weighted average cost of capital to discount the projected free cash flows and terminal value. Duff & Phelps estimated a required rate of return for the Company’s equity ranging from 17.3% to 18.6% using the capital asset pricing model. Duff & Phelps assumed an after-tax rate of return on debt ranging from 4.2% to 4.7%. The resulting discount rate range of 13.5% to 15.5% was based on a range of capital structures ranging from 30% to 20% of debt-to-total capital. Duff & Phelps believes that the discount rate is equivalent to the rate of return that security holders could expect to realize on alternative investment opportunities with similar risk profiles.

       As a result of these assumptions, Duff & Phelps’s discounted cash flow analysis indicated an estimated enterprise value for the Company of $33.0 million to $38.0 million.

       Selected Public Company Analysis

       As summarized below, Duff & Phelps compared certain financial information of the Company to corresponding data and ratios from similar print and paper equipment companies. For purposes of its analysis, Duff & Phelps used certain publicly available historical financial data and consensus equity analyst estimates for the selected publicly traded companies. This analysis resulted in valuation multiples of selected financial metrics which Duff & Phelps utilized to estimate the enterprise value of the Company. The nine companies included in the selected public company analysis were:

    Agfa-Gevaert N.V.
    Albany International Corp.
    Heidelberger Druckmaschinen AG
    Kadant Inc.
    Koenig & Bauer AG
    Manugraph India Ltd
    Presstek Inc.
    Technotrans AG
    Xerium Technologies Inc.

       Duff & Phelps selected these companies for its selected public company analysis based on its familiarity with companies in the print and paper equipment industry and their relative similarity, primarily in terms of business model, to that of the Company.

  37

       The table below reflects the observed trading multiples and the historical and projected financial performance, on an aggregate basis, of the peer group.

	REVENUE GROWTH		EBITDA GROWTH			EBITDA MARGIN		ENTERPRISE VALUE AS MULTIPLE OF
	3-YR CAGR	LTM	3-YR CAGR	LTM	NTM	3-YR AVG	LTM	LTM EBITDA	NTM EBITDA	LTM Revenue
Minimum	-20.6%	-7.5%	-33.8%	-56.7%	-10.6%	0.4%	-2.9%	2.2x	2.0x	0.12x
Maximum	-3.5%	29.0%	2.9%	123.2%	30.9%	18.3%	19.7%	5.7x	6.3x	1.00x

Mean	-11.3%	11.5%	-16.3%	46.4%	13.3%	7.7%	9.5%	4.1x	3.9x	0.47x
Median	-11.3%	9.9%	-16.3%	44.5%	9.9%	9.3%	9.4%	4.1x	3.5x	0.33x
  LTM = Latest Twelve Months
  NTM=Next Twelve Months
  CAGR = Compounded Annual Growth Rate
  Enterprise Value = (Market Capitalization) + (Debt + Preferred Stock + Minority Interest) - (Cash & Equivalents)
  EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization
  Source: Bloomberg, Capital IQ, SEC filings

       Duff & Phelps used the data above to reach certain valuation conclusions described below.

       The companies utilized for comparative purposes in Duff & Phelps’s analysis were not identical to the Company. As a result, a complete valuation analysis cannot be limited to a quantitative review of the selected public companies, but also requires complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of the Company.

       Selected Merger & Acquisition Transactions Analysis

       Duff & Phelps compared the Company to target companies involved in merger and acquisition transactions. Duff & Phelps selected 14 precedent transactions with announcement dates ranging from March 2008 to July 2011 for purposes of its analysis, as shown in the table below. The selected merger and acquisition transactions indicated enterprise value to LTM revenue multiples ranging from 0.18x to 2.48x with a median of 1.48x. Enterprise value to LTM EBITDA multiples ranged from 5.5x to 19.1x with a median of 11.0x.

Date Announced	Acquirer Name	Target Name

7/4/11	AB Lorentzen & Wettre	ABB Participation AB
5/25/11	m-clean papertech AB (nka:Kadant m-clean AB)	Kadant Johnson Europe BV
5/5/11	Mt. Hood Solutions Company	Swisher Hygiene Inc.
2/23/11	Litho Supplies (UK) Limited	Agfa Graphics N.V.
1/17/11	CPI Group Ltd.	PagePack (AU) Pty Limited
12/13/10	Cardo AB	Assa Abloy AB
7/15/10	Pitman Company, Inc.	Agfa Graphics N.V.
5/11/10	Zhuhai Special Economic Zone Cheng Cheng Printing	Yunnan Enterprises Holdings Ltd.
11/16/09	Océ N.V.	Canon Inc.
11/16/09	Gandinnovations Corp.	Agfa Graphics N.V.
11/5/09	Tamfelt Corp. (nka:Metso Fabrics Corp.)	Metso Corp.
5/19/08	Hi-Tech Coatings International Limited	Heidelberger Druckmaschinen AG
3/31/08	DC DruckChemie GmbH	3i Group plc
3/27/08	Quipp, Inc.	Illinois Tool Works Inc.

  Source: Capital IQ, SEC filings, and company press releases

  38

       Summary of Selected Public Company / Merger & Acquisition Transaction Analyses

       In order to estimate a range of enterprise values for the Company, Duff & Phelps selected and applied valuation multiples of NTM adjusted EBITDA and LTM net sales based on the historical and projected financial performance of the Company as compared to the selected public companies. Due to a lack of comparability and lack of financial data in the selected merger and acquisition transaction analysis, Duff & Phelps relied less on this approach. The selected NTM adjusted EBITDA multiples ranged from 3.5x to 4.5x, and selected LTM net sales valuation multiples ranged from 0.18x to 0.22x. As a result of these selected valuation multiples, the selected public company/ merger and acquisition transaction analyses indicated an estimated enterprise value for the Company of $28.0 million to $35.0 million.

       Conclusion

       Based on the discounted cash flow analysis and the selected public company/merger and acquisition transaction analyses, Duff & Phelps concluded an enterprise value range for the Company of $30.5 million to $36.5 million. The table below sets forth the implied multiples obtained by dividing the high and low ends of the concluded enterprise value range by certain financial performance metrics of the Company.

		Low		High
Enterprise Value		$30,500	-	$36,500
	Baldwin
Implied Multiples	Performance	Implied Enterprise Value Multiples
LTM Net Sales (1)	$154,069	0.20x	-	0.24x
LTM Adjusted EBITDA (1) (2)	1,910	16.0x	-	19.1x
LTM Pro Forma Adjusted EBITDA (1) (2) (3)	4,410	6.9x	-	8.3x
FY 2012 Adjusted EBITDA (2)	8,112	3.8x	-	4.5x

  (1) LTM reflects financial performance for the latest twelve months ended November 30, 2011.

  (2) EBITDA adjusted for public company costs of approximately $2 million, any non-recurring expenses, net periodic U.S. and Japan SERP benefit expenses and Shelton, CT rent expense.

  (3) LTM Pro Forma Adjusted EBITDA includes an add-back of the cost savings related to the Company's restructuring to reflect the full benefit of the Company's annualized restructuring savings that have been fully realized.

       Adjusting the enterprise value by adding cash and non-operating assets (including marketable securities and the value of the Company’s NOL tax benefit and other tax benefits), and deducting debt, non-operating liabilities (including after-tax pension liabilities and the present value of restructuring expenses) and the value of outstanding warrants and management options, Duff & Phelps estimated a range of common stock value for the Company, on a per share basis, of $0.68 to $1.04, which compares to the Merger Consideration of $0.96 per share.

       Summary of Premiums Paid Analysis

       Duff & Phelps analyzed the premium over the public market trading price paid by an acquirer in change of control merger and acquisition transactions. The subset of transactions analyzed by Duff & Phelps included merger and acquisition transactions with announcement dates ranging from April 2009 to December 2011 involving target companies in the industrial machinery industry. The median premiums, stated as a percent above the stock price one-day, one-week, and one-month prior to the announcement of the transaction were 41%, 42%, and 38%, respectively. Duff & Phelps noted that the Merger implies a 104% premium above the Company’s Class A Common Stock closing price of $0.47 per share on December 22, 2011.

       Miscellaneous

       The Transaction Committee selected Duff & Phelps based on its experience as a leading global independent provider of financial advisory and investment banking services and its independence from the Company. Duff & Phelps delivers advice principally in the areas of mergers and acquisitions, valuation, financial restructuring, dispute and taxation. Duff & Phelps is regularly engaged in the valuation of businesses and securities in the preparation of fairness opinions in connection with mergers, acquisitions and other strategic transactions. Since 2005, Duff & Phelps has rendered over 308 fairness opinions in transactions aggregating over $103 billion. Duff & Phelps has also rendered over 222 solvency opinions in transactions aggregating over $1.02 trillion. Other than the financial reporting valuation services described below, the Company did not have any relationships with Duff & Phelps prior to the selection of Duff & Phelps by the Transaction Committee.

       Fees and Expenses

       As compensation for its services in connection with the Merger, the Company agreed to pay Duff & Phelps $125,000 as follows: $62,500 in cash upon execution of the engagement letter to serve as financial advisor to the Transaction Committee in its review of the Merger; and the remaining $62,500 in cash upon Duff & Phelps’s informing the Transaction Committee that it was prepared to deliver its opinion. No portion of Duff & Phelps’s fee is contingent upon either the conclusion expressed in the opinion or whether the Merger is successfully consummated. Furthermore, Duff & Phelps is entitled to be paid additional fees at Duff & Phelps’s standard hourly rates for any time incurred should Duff & Phelps be called upon to support its findings subsequent to the delivery of the fairness opinion. The Company has also agreed to reimburse Duff & Phelps for its out-of-pocket expenses and reasonable fees and expenses of counsel, consultants, and advisors retained by Duff & Phelps, incurred in connection with the engagement; provided, that such out-of-pocket expenses and fees and expenses of counsel, consultants, and advisors shall not exceed $35,000 in the aggregate without the Company’s prior written consent. The Company has agreed to indemnify and hold harmless Duff & Phelps and its affiliates and any other person, director, employee or agent of Duff & Phelps or any of its affiliates, or any person controlling Duff & Phelps or its affiliates, for certain losses, claims, damages, expenses and liabilities relating to or arising out of services provided by Duff & Phelps as financial advisor to the Transaction Committee. The terms of the fee arrangement with Duff & Phelps, which the Company and Duff & Phelps believe are customary in transactions of this nature, were negotiated at arm’s length between the Company and Duff & Phelps, and the Transaction Committee is aware of these fee arrangements.

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       An affiliate of Duff & Phelps was engaged to provide investment banking services in connection with a solicitation of investors for a superior proposal pursuant to the “go-shop” provisions of the Merger Agreement, for which such affiliate of Duff & Phelps will receive an additional fee, a substantial portion of which is contingent on the consummation of a superior proposal. We will pay such affiliate of Duff & Phelps a fee for such services equal to the sum of $125,000 plus 7% of the excess of the total consideration paid to the Company in an alternative transaction over the total consideration paid to the Company and its stockholders in connection with the Merger, including, in each case, the assumption of indebtedness. Other than this engagement and financial reporting valuation services performed for the Company for which Duff & Phelps received customary fees, expense reimbursement, and indemnification, during the two years preceding the date of the Opinion, Duff & Phelps had not had any material relationship with any party to the Merger for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

  Financing

       The Merger Agreement does not contain any financing-related closing condition. Baldwin and FCI estimate that the total amount of funds necessary to pay the Total Merger Consideration is approximately $16,400,000 and that approximately $20,000,000 will be required to repay the Company’s outstanding indebtedness at the effective time of the Merger. FCI has represented in the Merger Agreement that it will have sufficient funds to pay the aggregate Total Merger Consideration and otherwise satisfy its obligations under the Merger Agreement, including the repayment of such indebtedness. FCI has also represented that it has received an equity commitment from Barry-Wehmiller set forth in a letter dated December 22, 2011, the proceeds of which will be available, if necessary, to fund its obligations under the Merger Agreement.

  Certain Effects of the Merger

       Conversion of Outstanding Common Stock and Cancellation of Stock Options and Warrants and Company Stock Awards

       If the Merger Agreement is adopted by our stockholders and the other conditions to the completion of the Merger are either satisfied or waived, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation in the Merger. Upon the completion of the Merger, each issued and outstanding share of our Common Stock, other than shares held by the Company, FCI, Merger Sub or any of their respective subsidiaries and shares held by stockholders of the Company who validly perfect their rights to appraisal under Delaware law, will be converted into the right to receive the per share Merger Consideration. If all outstanding shares of Common Stock are converted, the Total Merger Consideration expected to be paid is approximately $16,400,000, including approximately $1,250,000 paid in respect of Company Stock Awards, options and warrants, subject to adjustment as described in this proxy statement.

       The Merger Agreement provides that:

    each restricted stock unit award and other right, contingent or accrued, to acquire or receive shares of Common Stock or benefits measured by the value of such shares, and each award of any kind consisting of shares of Common Stock that may be held, awarded, outstanding, payable or reserved for issuance under the Company’s 1996 Stock Option Plan, the 1998 Non-Employee Directors’ Stock Option Plan, or the 2005 Equity Compensation Plan or award agreements entered into pursuant thereto, other than options (each, a “Company Stock Award”) outstanding immediately prior to the effective time of the Merger, whether or not then vested or exercisable, will be cancelled and converted into a right to receive $0.96 per share in cash, subject to adjustment as described in this proxy statement, without interest and less any applicable withholding taxes, as promptly as reasonably practicable after the effective time of the Merger; and
    each option or warrant to acquire shares of Common Stock that is outstanding immediately prior to the effective time of the Merger, whether or not then vested or exercisable, will be cancelled and converted into the right to receive, as promptly as reasonably practicable after the effective time of the Merger, an amount in cash per share, without interest, equal to $0.96, subject to adjustment as described in this proxy statement, less the per share exercise price of such option or warrant, less any applicable withholding taxes.

  40

       The total amount expected to be paid in respect of Company Stock Awards, options and warrants is approximately $1,250,000, subject to adjustment as described in this proxy statement.

       Effect on Listing; Registration and Status of the Company’s Common Stock

       Our Class A Common Stock is registered as a class of equity securities under the Exchange Act and is listed on the NYSE Amex under the symbol “BLD.” As a result of the Merger, the Company will become a privately-held company, with no public market for its Common Stock. After the Merger, our Class A Common Stock will cease to be traded on the NYSE Amex, and price quotations with respect to sales of shares of our Class A Common Stock will no longer be available. In addition, registration of our Class A Common Stock under the Exchange Act will be terminated. This termination and the delisting of the Company’s Common Stock from the NYSE Amex will make certain provisions of the Exchange Act inapplicable to the Company as a stand-alone company, such as:

    the short-swing recovery provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy or an information statement in connection with a stockholders’ meeting; and
    the liability provisions of the Exchange Act and the corporate governance requirements under NYSE Amex rules and regulations and under the Sarbanes-Oxley Act of 2002 (such as the requirement that certain executive officers of the Company certify the accuracy of the Company’s financial statements and that annual reports contain management’s report on the effectiveness of the Company’s internal controls).

  In addition, the Company will no longer be required to file periodic reports with the SEC after the effective time of the Merger.

  Interests of the Company’s Directors and Executive Officers in the Merger

       In considering the unanimous recommendation of our Board of Directors, you should be aware that our directors and executive officers have interests in the transaction that are different from, and in addition to, the interests of our stockholders generally and that may present a potential conflict of interest. Our Board of Directors was aware of these interests and considered that these interests may be different from, and in addition to, the interests of our stockholders generally, among other matters, in approving the Merger Agreement and the Merger, and in determining to recommend that our stockholders vote for adoption of the Merger Agreement. These interests include continued indemnification and liability insurance for our directors and officers following completion of the Merger and the interests described below.

       Share Ownership

       As of the close of business on February 13, 2012, the record date for the special meeting, our directors and executive officers beneficially owned in the aggregate, 1,727,900 shares of our Class A Common Stock, and 225,044 shares of our Class B Common Stock, representing approximately 10.61% of our outstanding shares of Class A Common Stock and 20.60% of our outstanding shares of Class B Common Stock, respectively. Holders of shares of Class A Common Stock are entitled to one vote per share and holders of shares of Class B Common Stock are entitled to ten votes per share. As a result, the shares our directors and executive officers were entitled to vote as of the record date constituted approximately 11.72% of the voting power of the shares of Common Stock entitled to vote on the adoption of the Merger Agreement. FCI entered into Voting Agreements, dated as of December 22, 2011, with each of our directors and Akira Hara, a stockholder and former director and executive officer of the Company (the “Voting Agreements”). The shares owned as of the record date by our stockholders that are parties to the Voting Agreements constituted approximately 29.20% of the voting power of the shares of Common Stock entitled to vote on the adoption of the Merger Agreement. Under the terms of the Voting Agreements, the stockholders parties to the Voting Agreements agreed to vote all of their shares of Common Stock “FOR” the adoption of the Merger Agreement. Additional details of the voting interests of our directors and executive officers are described under “Security Ownership of Management and Certain Beneficial Owners” beginning on page 67.

  41

       Accelerated Vesting of Stock Options and Company Stock Awards

       As described above under “—Certain Effects of the Merger—Conversion of Outstanding Common Stock and Cancellation of Stock Options and Company Stock Awards,” each option to acquire shares of Common Stock that is outstanding immediately prior to the effective time of the Merger, whether or not then vested or exercisable, will be converted into the right to receive the Merger Consideration, net of the exercise price of such option. The accelerated vesting of such options may provide our directors and executive officers with an interest in the Merger that is different from, and in addition to, that of our stockholders generally. The following table provides information, for each of the directors and executive officers of the Company, regarding the aggregate number of shares of Class A Common Stock underlying outstanding vested and unvested options as of February 13, 2012, the exercise price of such options and the value of the vested and unvested options.

	Number of			Number of	Exercise
	Shares	Exercise		Shares	Price
	Underlying	Price	Value of	Underlying	of	Value of
	Vested	of Vested	Vested	Unvested	Unvested	Unvested
Name	Options	Options(1)	Options(2)	Options	Options(1)	Options(3)
Non-Executive Directors
Gerald A. Nathe	103,333	(4)	0	35,621	(4)	$6,800.50
Rolf Bergstrom	11,000	(5)	0	30,954	(5)	$6,800.50
Samuel B. Fortenbaugh III	16,000	(6)	$1,900	30,954	(6)	$6,800.50
Paul R. Griswold	0	—	0	28,954	(7)	$6,800.50
Ronald B. Salvagio	1,000	$1.82	0	30,954	(8)	$6,800.50
Claes Warnander	1,000	$1.82	0	30,954	(9)	$6,800.50

Executive Officers
Mark T. Becker	411,000	(10)	0	77,000	(10)	$26,250.00
Ivan R. Habibe	0	—	0	175,000	(11)	$8,750.00
Steffen Weisser	5,000	$1.82	0	80.000	(12)	$8,750.00
Peter Hultberg	10,000	(13)	0	80.000	(13)	$8,750.00
Birger Hansson	7,666	(14)	0	75,334	(14)	$8,750.00

Former Executive Officers
John P. Jordan(15)	0	—	0	0	—	0
Karl S. Puehringer	60,000	(16)	0	0	—	0

(1)	Such person holds multiple options to purchase shares of Class A Common Stock at different exercise prices, as set forth in the notes to this table.

(2)	Represents the amount payable to the individual following the effective time of the Merger with respect to vested options held by the individual. Calculated for each individual by multiplying (i) the number of shares subject to vested options by (ii) the difference between (A) $0.96, and (B) the exercise price of the vested options. This amount is subject to change depending upon any adjustment to the Merger Consideration.

(3)	Represents the amount payable to the individual following the effective time of the Merger with respect to unvested options held by the individual which will vest immediately prior to the effective time of the Merger. Calculated for each individual by multiplying (i) the number of shares subject to unvested options by (ii) the difference between (A) $0.96, and (B) the exercise price of the unvested options. This amount is subject to change depending upon any adjustment to the Merger Consideration.

(4)	For Mr. Nathe, 50,000 vested options have an exercise price of $1.93 per share, 50,000 vested options have an exercise price of $3.41 per share, 3,333 vested options have an exercise price of $1.82 per share, 6,667 unvested options have an exercise price of $1.82 per share, 9,524 unvested options have an exercise price of $1.26 per share and 19,430 unvested options have an exercise price of $0.61 per share.

  42

(5)	For Mr. Bergstrom, 5,000 vested options have an exercise price of $1.90 per share, 5,000 vested options have an exercise price of $3.25 per share, 1,000 vested options have an exercise price of $1.82 per share, 2,000 unvested options have an exercise price of $1.82 per share, 9,524 unvested options have an exercise price of $1.26 per share and 19,430 unvested options have an exercise price of $0.61 per share.

(6)	For Mr. Fortenbaugh, 5,000 vested options have an exercise price of $0.58 per share, 5,000 vested options have an exercise price of $1.90 per share, 5,000 vested options have an exercise price of $3.25 per share, 1,000 vested options have an exercise price of $1.82 per share, 2,000 unvested options have an exercise price of $1.82 per share, 9,524 unvested options have an exercise price of $1.26 per share and 19,430 unvested options have an exercise price of $0.61 per share.

(7)	For Mr. Griswold, 9,524 unvested options have an exercise price of $1.26 per share and 19,430 unvested options have an exercise price of $0.61 per share.

(8)	For Mr. Salvagio, 2,000 unvested options have an exercise price of $1.82 per share, 9,524 unvested options have an exercise price of $1.26 per share and 19,430 unvested options have an exercise price of $0.61 per share.

(9)	For Mr. Warnander, 2,000 unvested options have an exercise price of $1.82 per share, 9,524 unvested options have an exercise price of $1.26 per share and 19,430 unvested options have an exercise price of $0.61 per share.

(10)	For Mr. Becker, 5,000 vested options have an exercise price of $1.90 per share, 5,000 vested options have an exercise price of $3.25 per share, 1,000 vested options have an exercise price of $1.82 per share, 400,000 vested options have an exercise price of $1.20 per share, 2,000 unvested options have an exercise price of $1.82 per share and 75,000 unvested options have an exercise price of $0.61 per share.

(11)	For Mr. Habibe, 150,000 unvested options have an exercise price of $1.61 per share and 25,000 unvested options have an exercise price of $0.61 per share.

(12)	For Mr. Weisser, 10,000 unvested options have an exercise price of $1.82 per share, 45,000 unvested options have an exercise price of $1.52 per share and 25,000 unvested options have an exercise price of $0.61 per share.

(13)	For Mr. Hultberg, 5,000 vested options have an exercise price of $3.41 per share, 5,000 vested options have an exercise price of $1.82 per share, 10,000 unvested options have an exercise price of $1.82 per share, 45,000 unvested options have an exercise price of $1.52 per share and 25,000 unvested options have an exercise price of $0.61 per share.

(14)	For Mr. Hansson, 5,000 vested options have an exercise price of $3.41 per share, 2,666 vested options have an exercise price of $1.82 per share, 5,334 unvested options have an exercise price of $1.82 per share, 45,000 unvested options have an exercise price of $1.52 per share and 25,000 unvested options have an exercise price of $0.61 per share.

(15)	All of Mr. Jordan’s options were canceled upon the termination of his employment on February 16, 2011.

(16)	For Mr. Puehringer, 25,000 vested options have an exercise price of $1.93 per share and 35,000 vested options have an exercise price of $3.41 per share.

  43

       The following table provides information, for each of the current directors and executive officers, regarding the approximate cash value as of February 13, 2012, of outstanding unvested restricted stock, restricted stock units and performance share awards held by such individuals.

				Value of Unvested
	Number of	Number of	Number of	Restricted Stock,
	Unvested	Unvested	Unvested	Restricted Stock Units
	Restricted	Restricted	Performance	and Performance Share
Name	Stock	Stock Units	Share Awards	Awards(1)
Non-Executive Directors
Gerald A. Nathe	22,763	0	0	$21,852.48
Rolf Bergstrom	0	19,430	0	18,652.80
Samuel B. Fortenbaugh III	19,430	0	0	18,652.80
Paul R. Griswold	19,430	0	0	18,652.80
Ronald B. Salvagio	19,430	0	0	18,652.80
Claes Warnander	19,430	0	0	18,652.80

Executive Officers
Mark T. Becker	0	0	0	0
Ivan R. Habibe	0	0	0	0
Steffen Weisser	0	13,333	15,000	27,199.68
Peter Hultberg	0	13,333	15,000	27,199.68
Birger Hansson	0	2,667	8,000	10,240.32

Former Executive Officers
John P. Jordan	0	0	0	0
Karl S. Puehringer	16,667	0	0	16,000.32

(1)	Represents the cash value of unvested restricted stock, restricted stock units and performance share awards held by the individual which will vest immediately prior to the effective time of the Merger. Calculated for each individual by multiplying the number of unvested restricted stock, restricted stock units and performance share awards by the per share Merger Consideration of $0.96 per share. This amount is subject to change depending upon any adjustment to the Merger Consideration.

       Payments and Benefits Under Employment Agreements

       Consummation of the Merger will constitute a change of control under employment agreements between the Company and Mark T. Becker, its President and Chief Executive Officer, and Ivan R. Habibe, its Chief Financial Officer, Treasurer and Vice President of Global Administrative Services, and such agreements provide certain severance benefits if the executive is terminated following such event.

       Mark T. Becker. Effective November 19, 2011, the Company entered into an amended and restated employment agreement with Mr. Becker. Under Mr. Becker’s employment agreement, Mr. Becker is entitled to, among other things, a cash bonus, which, for fiscal year 2012, is set at a target level of 140% of his base salary for such fiscal year, with a maximum potential bonus of 200% of his base salary for such fiscal year. If a change of control does not occur on or before June 30, 2012, Mr. Becker’s bonus for fiscal year 2012 shall be based on the satisfaction of certain criteria set forth in his employment agreement, and such bonus payment shall be paid in accordance with the recommendation of the Compensation Committee of the Board of Directors and as approved by the independent directors and by the Board of Directors. If, however, a change of control occurs on or before June 30, 2012, Mr. Becker’s bonus for fiscal year 2012 shall be an amount equal to his base salary for fiscal year 2012 ($300,000) times a fraction the numerator of which will be the number of days during the fiscal year from July 1, 2011 to the date of the change of control and the denominator of which will be 366, but in no event more than $200,000, but only if he is employed by the Company at the time such change of control occurs. If Mr. Becker is entitled to receive a bonus for fiscal year 2012, the Company shall pay such bonus to him at the time such change of control occurs.

  44

       If Mr. Becker’s employment is terminated (i) by the Company without cause or (ii) by Mr. Becker (A) for good reason or (B) within three months following a change of control for any reason or no reason or (iii) due to his death or permanent disability or incapacity, Mr. Becker or his estate, as the case may be, shall be entitled to receive: (1) a deferred salary amount equal to his annual base salary (as in effect on his termination date), of which, 7/12th of such amount will be payable on the first regular payroll date of the Company more than six months after his termination date and the balance thereof will be payable in ten equal bi-monthly installments on each regular bimonthly payroll date thereafter; (2) so long as Mr. Becker has not breached certain restrictive covenants in his employment agreement, the pro rata share (based on the number of days Mr. Becker was employed for the fiscal year in which the termination date occurs) of the bonus to which he would have been entitled for such fiscal year had such termination not occurred; (3) reimbursement of all expenses incurred on or prior to his termination date for which he is entitled to but has not been reimbursed as of the termination date; (4) all fringe benefits which he was entitled to receive on or prior to his termination date but which had not been paid; and (5) payment for any vacation days accumulated by Mr. Becker on his termination date.

       Upon the termination of Mr. Becker’s employment under any of the circumstances described above, the Company shall also reimburse Mr. Becker for 80% of any premiums paid by him for medical benefits for the period he is entitled to COBRA continuation coverage under Section 4980B of the Internal Revenue Code of 1986, as amended (the “Code”), or if earlier the first to occur of (1) the date one year after his termination date and (2) the date on which he is employed by an employer other than the Company.

       Under the terms of the employment agreement, if the Company obtains a written opinion of its tax counsel to the effect that there exists a material possibility that any payment to which Mr. Becker would be entitled under his employment agreement would be treated as an “excess parachute payment” (as defined in Section 280G(b) of the Code), his agreement shall be amended by reducing the payments to which Mr. Becker is entitled, to the extent necessary so that, in the opinion of the Company’s tax counsel, there does not exist a material possibility that any payment under his employment agreement (as so amended) will be treated as an excess parachute payment.

       Ivan R. Habibe. Effective April 4, 2011, the Company entered into an employment agreement with Mr. Habibe.

       Under Mr. Habibe’s employment agreement, if Mr. Habibe’s employment is terminated (i) by the Company without cause or (ii) by Mr. Habibe giving, for any reason or no reason, within three months following a change of control, not less than 30 days’ prior notice of termination, or (iii) due to his death or permanent disability or incapacity, Mr. Habibe or his estate, as the case may be, shall be entitled to receive: (1) his base salary through his termination date; (2) a deferred salary amount equal to (A) if Mr. Habibe’s termination is initiated by him giving, for any reason or no reason, within three months following a change of control, not less than 30 days’ prior notice of termination, 50% of his annual base salary (as in effect on his termination date), or (B) if Mr. Habibe’s termination is initiated by the Company without cause and is a direct result of a change of control, 100% of his annual base salary (as in effect on his termination date), and such applicable amount shall be paid in regular installments at the same rate at which he was being paid his base salary on his termination date in accordance with the Company’s general payroll practices, beginning with the first payroll date on or after the date that is six months and one day after the termination date; (3) so long as Mr. Habibe has not breached certain restrictive covenants in his employment agreement, the pro rata share (based on the number of days Mr. Habibe was employed for the fiscal year in which the termination date occurs) of the bonus to which he would have been entitled for such fiscal year had such termination not occurred; (4) reimbursement of all expenses incurred on or prior to his termination date for which he is entitled to but has not been reimbursed as of the termination date; (5) all fringe benefits which he was entitled to receive on or prior to his termination date but which had not been paid; and (6) payment for any vacation days accrued but not used by Mr. Habibe on his termination date.

       Upon the termination of Mr. Habibe’s employment under any of the circumstances described above, the Company shall also reimburse Mr. Habibe for 80% of any premiums paid by him for medical benefits for the period he is entitled to COBRA continuation coverage under Section 4980B of the Code or if earlier the first to occur of (1) six months after the termination date if his employment period is terminated (i) by the Company without cause and no change of control has occurred, or (ii) by Mr. Habibe giving, for any reason or no reason, within three months following a change of control, not less than 30 days’ prior notice of termination, or (iii) due to his death or permanent disability or incapacity, (2) twelve months after his termination date if the termination is initiated by the Company without cause and is a direct result of a change of control, or (3) the date on which Mr. Habibe is employed by an employer other than the Company.

       Under the terms of the employment agreement, if the Company obtains a written opinion of its tax counsel to the effect that there exists a material possibility that any payment to which Mr. Habibe would be entitled under his employment agreement would be treated as an “excess parachute payment” (as defined in Section 280G(b) of the Code), his agreement shall be amended by reducing the payments to which Mr. Habibe is entitled, to the extent necessary so that, in the opinion of the Company’s tax counsel, there does not exist a material possibility that any payment under his employment agreement (as so amended) will be treated as an excess parachute payment.

  45

       The following table provides information regarding approximate cash amounts payable, or the approximate value of benefits to be provided, to the executive officers under their respective employment agreements in connection with a termination of employment as a result of the Merger, assuming the transaction occurred on February 13, 2012.

Payment	Mark T. Becker	Ivan R. Habibe
Upon a change of control
Bonus	$200,000	—
Upon termination by the Executive upon a change of control(1)
Cash severance	$300,000	$125,000
Accrued but unpaid MICP(2)	—	$82,650
Insurance reimbursement	$15,649	$10,831
Accrued vacation	$26,538	$13,462
Total cash payments	$342,187	$231,943
Upon termination by the Company upon a change of control(1)
Cash severance	$300,000	$250,000
Accrued but unpaid MICP	—	$82,650
Insurance reimbursement	$15,649	$21,663
Accrued vacation	$28,846.25	$13,462
Total cash payments	$344,495.25	$367,775

(1)	Upon the occurrence of a change of control, either the Company or the executive officer may terminate the executive officer’s employment and the executive officer shall be entitled to receive such payments from the Company.

(2)	Reflects the value of the payment under the Management Incentive Compensation Plan (the “MICP”), adopted by the Company for such fiscal year, assuming the payout was at 100% of the target.

       Golden Parachute Compensation Table

       The following table sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each of our named executive officers that is based on or otherwise relates to the Merger, assuming the following:

    the price per share of Common Stock of the Company is equal to the Merger Consideration of $0.96 per share, subject to adjustment as described in this proxy statement;
    the effective time of the Merger occurred on February 13, 2012, which is the latest practicable date prior to the filing of this proxy statement; and
    the named executive officers of the Company were terminated without cause immediately following a change in control on February 13, 2012 which is the latest practicable date prior to the filing of this proxy statement.

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Golden Parachute Compensation
			Accrued
		Cash	but unpaid	Insurance	Accrued
Name	Bonus	Severance	MICP(1)	reimbursement	Vacation	Equity	Total
Mark T. Becker	$173,770	$300,000	—	$15,649	$26,538	—	$515,957
Ivan R. Habibe	—	$250,000(2)	$82,650	$21,663	$13,462	—	$367,775

(1)	Reflects the value of the payment under the Company’s MICP assuming the payout was at 100% of the target.

(2)	Upon termination by Mr. Habibe of his employment agreement for good reason, he would be entitled to receive $125,000.

       The payments described in the table above, other than equity, are made pursuant to the arrangements discussed in “—Payments and Benefits Under Employment Agreements.”

       As described in “—Certain Effects of the Merger—Conversion of Outstanding Common Stock and Cancellation of Stock Options and Company Stock Awards,” in connection with the Merger, each option to acquire shares of Common Stock that is outstanding immediately prior to the effective time of the Merger, whether or not then vested or exercisable, will be converted into the right to receive the Merger Consideration, net of the exercise price of such option.

  Advisory Vote on Golden Parachute Compensation

       Section 14A of the Exchange Act and Rule 14a-21(c) under the Exchange Act require that the Company seek a nonbinding advisory vote from its stockholders to approve the “golden parachute” compensation that its named executive officers will receive in connection with the Merger. As required by these provisions, the Company is asking its stockholders to vote on the adoption of the following resolution:

       “RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, as disclosed in the table entitled “Golden Parachute Compensation” pursuant to Item 402(t) of Regulation S-K, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby APPROVED.”

       The Board of Directors recommends that you vote “FOR” approval of this nonbinding advisory proposal. Approval of this proposal requires the approval of a majority of the voting power of the shares of Class A Common Stock and Class B Common Stock properly cast upon this proposal. Approval of this proposal is not a condition to completion of the Merger. The vote with respect to this proposal is an advisory vote and will not be binding on the Company. Therefore, regardless of whether stockholders approve this proposal, if the Merger is approved by the stockholders and completed, the “golden parachute” compensation will still be paid to such named executive officers to the extent payable in accordance with the terms of such compensation contracts and arrangements.

  Material U.S. Federal Income Tax Consequences

       The following is a summary of the material U.S. federal income tax consequences of the Merger to certain holders of our Common Stock. This summary is based on the Code, regulations promulgated under the Code, administrative rulings and pronouncements issued by the Internal Revenue Service and court decisions now in effect. All of these authorities are subject to change, possibly with retroactive effect so as to result in tax consequences different from those described below. We have not sought any ruling from the Internal Revenue Service (the “IRS”) with respect to statements made and conclusions reached in this discussion, and the statements and conclusions in this proxy statement are not binding on the IRS or any court. We can provide no assurances that the tax consequences described below will not be challenged by the IRS or will be sustained by a court if so challenged.

       This summary does not address all of the U.S. federal income tax consequences that may be applicable to a particular holder of our Common Stock. In addition, this summary does not address the U.S. federal income tax consequences of the Merger to holders of our Common Stock who are subject to special treatment under U.S. federal income tax laws, including, for example, banks and other financial institutions, insurance companies, tax-exempt investors, S corporations, U.S. expatriates, dealers in securities, traders in securities who elect the mark-to-market method of accounting for their securities, regulated investment companies, holders who hold their Common Stock as part of a hedge, straddle or conversion transaction, holders whose functional currency is not the U.S. dollar, holders who acquired our Common Stock through the exercise of employee stock options or other compensatory arrangements, holders who receive cash pursuant to the exercise of appraisal rights, holders who are subject to the alternative minimum tax provisions of the Code and holders who do not hold their shares of our Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, for investment).

       This discussion does not address the U.S. federal income tax consequences to any holder of our Common Stock who or which, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership or a foreign estate or trust. In addition, this discussion does not address U.S. federal estate or gift tax consequences of the Merger, or the tax consequences of the Merger under state, local, or foreign tax laws.

       If a partnership or other entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of our Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A beneficial owner of our Common Stock that is a partnership and partners in such a partnership should consult their tax advisors about the U.S. federal income tax consequences of the Merger.

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       This summary is provided for general information purposes only and is not intended as a substitute for individual tax advice. Each holder of our Common Stock should consult the holder’s individual tax advisors as to the particular tax consequences of the Merger to such holder, including the application and effect of any state, local, foreign or other tax laws and the possible effect of changes to such laws.

       Exchange of Common Stock for Cash. Generally, the Merger will be taxable to the holders of our Common Stock for U.S. federal income tax purposes. A holder of our Common Stock receiving cash in the Merger generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash received and the holder’s adjusted tax basis in our Common Stock surrendered. Any such gain or loss generally will be capital gain or loss. Any capital gain or loss will be taxed as long-term capital gain or loss if the holder has held our Common Stock for more than one year prior to the effective time of the Merger. If the holder has held our Common Stock for one year or less prior to the effective time of the Merger, any capital gain or loss will be taxed as short-term capital gain or loss. Currently, most long-term capital gains for non-corporate taxpayers are taxed at a maximum federal tax rate of 15%. The deductibility of capital losses is subject to certain limitations. If a holder acquired different blocks of Common Stock at different times and different prices, such holder must determine the adjusted tax basis and holding period separately with respect to each such block of Common Stock.

       Dissenting Stockholders. Each holder of Common Stock who perfects appraisal rights with respect to the Merger, as discussed under “— Dissenters’ Rights of Appraisal” beginning on page 49 of this proxy statement and who receives cash in respect of their shares of our Common Stock should consult the holder’s individual tax advisor as to the tax consequences of the receipt of cash as a result of exercising appraisal rights.

       Information Reporting and Backup Withholding. Generally, holders of Common Stock will be subject to information reporting on the cash received in the Merger unless such a holder is an exempt recipient. In addition, under the U.S. federal backup withholding tax rules, the exchange agent will generally be required to withhold 28% of all cash payments to which a holder of our Common Stock is entitled in connection with the Merger unless such holder provides under penalties of perjury on a Form W-9 (or appropriate substitute form) a tax identification number, certifies that such holder is a U.S. person and that the tax identification number is correct and that no backup withholding is otherwise required, and otherwise complies with such backup withholding rules, or such holder otherwise establishes an exemption. In general, each holder of our Common Stock should complete and sign the Form W-9 (or appropriate substitute form) included as part of the letter of transmittal and return it to the exchange agent, in order to certify that the holder is exempt from backup withholding or to provide the necessary information to avoid backup withholding. Backup withholding is not an additional tax. Any amount withheld from a payment to a holder of our Common Stock under these rules will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

       To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. federal tax advice contained in this proxy statement is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

       HOLDERS OF COMMON STOCK ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES.

  Litigation Related to the Merger

       On December 29, 2011, a putative class action complaint was filed against the Company, the Forsyth Parties and the individual members of our Board of Directors in the Delaware Court challenging the Merger. On January 10, 2012, a putative class action complaint was filed against the Company, the Forsyth Parties and the individual members of our Board of Directors in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida challenging the Merger. Additional similar lawsuits may be filed in the future.

       Each complaint alleges, among other things, that the members of our Board of Directors breached their fiduciary duties owed to our stockholders by entering into the Merger Agreement, approving the proposed Merger, and failing to take steps to maximize our value to our stockholders and that the Company and the Forsyth Parties aided and abetted such breaches of fiduciary duties. In addition, each complaint alleges that certain provisions of the Merger Agreement unduly restrict our ability to negotiate with other potential bidders. Each complaint seeks, among other things, injunctive relief prohibiting the defendants from consummating the proposed Merger and damages.

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       One of the conditions to the closing of the Merger is that no order by any governmental entity shall be in effect that enjoins or prevents the consummation of the Merger or that makes the consummation of the Merger illegal. As such, if the plaintiffs in either lawsuit are successful in obtaining an injunction prohibiting the defendants from completing the Merger on the agreed-upon terms, then such injunction may prevent the Merger from becoming effective, or from becoming effective within the expected timeframe. In addition, although the Company has insurance against claims of this type, its insurance policy requires the payment of a deductible of $75,000.

       Any costs that we incur in contesting these lawsuits will be included in the formula for adjustment of the Merger Consideration described in this proxy statement and, therefore, may result in a reduction of the Merger Consideration.

       While these cases are in the early stages and there can be no assurance regarding the resolution of the litigation, the defendants believe that the claims asserted therein are without merit and intend to contest the lawsuits vigorously.

  Dissenters’ Rights of Appraisal

       Under Delaware law, you have the right to dissent from the Merger and to receive payment in cash for the fair value of your Common Stock, as determined by the Delaware Court, together with interest, if any, as determined by the court, in lieu of the consideration you would otherwise be entitled to pursuant to the Merger Agreement. Stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the Delaware Law in order to perfect their rights. Delaware law requires strict compliance with the statutory procedures in order to perfect appraisal rights.

       The following is a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the Merger and perfect the stockholder’s appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware Law. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that you exercise your right to appraisal under Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Appendix C because failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law. Section 262 requires that stockholders be notified not less than 20 days before the special meeting to vote on the adoption of the Merger Agreement that appraisal rights will be available. A copy of Section 262 must be included with such notice.

       THIS PROXY STATEMENT CONSTITUTES OUR NOTICE TO OUR STOCKHOLDERS OF THE AVAILABILITY OF APPRAISAL RIGHTS IN CONNECTION WITH THE MERGER IN COMPLIANCE WITH THE REQUIREMENTS OF SECTION 262. A COPY OF SECTION 262 IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX C.

       If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

    You must deliver to us, as set forth below, a written demand for appraisal of your shares before the stockholder vote is taken with respect to the adoption of the Merger Agreement at the special meeting. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against adoption of the Merger Agreement. Voting against or failing to vote for adoption of the Merger Agreement does not constitute a demand for appraisal under Section 262.
    You must not vote in favor of adoption of the Merger Agreement. A vote in favor of adoption of the Merger Agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demand for appraisal. A proxy which does not contain voting instructions will, unless revoked, be voted “FOR” approval of the Merger Agreement. Therefore, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote “AGAINST” the Merger Agreement or abstain from voting on the Merger Agreement.
    You must hold of record the shares of Common Stock on the date the written demand for appraisal is made and continue to hold the shares of record through the completion of the Merger.

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       If you fail to comply with any of these conditions, and the Merger is completed, you will be entitled to receive the cash payment for your shares of Common Stock as provided for in the Merger Agreement, but will have no appraisal rights with respect to your shares of Common Stock.

       All demands for appraisal should be addressed to Baldwin Technology Company, Inc., Attn: Corporate Secretary, 2000 NW Corporate Blvd, Suite 101, Boca Raton, Florida 33431, should be delivered before the vote on adoption of the Merger Agreement is taken at the special meeting and should be executed by, or on behalf of, the record holder of the shares of Common Stock. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

       To be effective, a demand for appraisal by a holder of Common Stock must be made by, or in the name of, such record stockholder, fully and correctly, as the stockholder’s name appears on his or her stock certificate(s) and cannot be made by the beneficial owner if he or she does not also hold the shares of record. The beneficial holder must, in such cases, have the record owner submit the required demand in respect of such shares.

       If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, dealer, commercial bank, trust company or other nominee, who holds shares as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

       If you hold your shares of Common Stock in a brokerage or bank account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker, dealer, commercial bank, trust company or such other nominee to determine the appropriate procedures for the making of a demand for appraisal by such nominee. Within ten days after the effective date of the Merger, the surviving entity must give written notice of the date the Merger became effective to each stockholder who has properly filed a written demand for appraisal and who did not vote in favor of adoption of the Merger Agreement. Within 120 days after the effective date of the Merger, either the surviving entity or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. The surviving corporation has no obligation to file such a petition in the event there are dissenting stockholders and has no intention of doing so. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify such stockholder’s previous written demand for appraisal.

       At any time within 60 days after the effective date of the Merger, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the Merger Agreement for his or her shares of Common Stock. Any attempt to withdraw an appraisal demand more than 60 days after the effective date of the Merger will require the written approval of the surviving entity. Within 120 days after the effective date of the Merger, any stockholder who has complied with Section 262 will be entitled, upon written request, to receive a statement setting forth the aggregate number of shares of Common Stock not voted in favor of adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement must be mailed within ten days after a written request has been received by the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated within 20 days after receiving service of a copy of the petition to provide the Delaware Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares. After notice to dissenting stockholders who demanded appraisal of their shares, the Delaware Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Delaware Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Delaware for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such stockholder.

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       After determination of the stockholders entitled to appraisal of their shares of Common Stock, the Delaware Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any. When the value is determined the Delaware Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing such shares. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the Merger and the date of payment of the judgment.

       In determining fair value, the Delaware Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earning prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder’s exclusive remedy.

       Although we believe the cash payment to be received for your shares of Common Stock under the Merger Agreement is fair, you should be aware that the fair value of your shares as determined under Section 262 could be more, the same or less than the value that you are entitled to receive pursuant to the Merger Agreement. You should be aware that investment banking opinions as to the fairness, from a financial point of view, of the consideration payable in a Merger are not opinions as to fair value under Section 262. Moreover, we do not anticipate offering more than the Merger Consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Common Stock is less than the Merger Consideration.

       Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court as the Delaware Court deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective date of the Merger, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares (other than with respect to payment as of a record date prior to the effective date); however, if no petition for appraisal is filed within 120 days after the effective date of the Merger, or if such stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the Merger within 60 days after the effective date of the Merger, then the right of such stockholder to appraisal will cease and such stockholder will be entitled to receive the cash payment for his, her or its shares of Common Stock pursuant to the Merger Agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the Merger may only be made with the written approval of the surviving corporation and must, to be effective, be made within 120 days after the effective date.

       In view of the complexity of Section 262, stockholders who may wish to dissent from the Merger and pursue appraisal rights should consult their legal advisors. Failure to take any required step in connection with exercising appraisal rights may result in the termination or waiver of such rights.

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  TERMS OF THE MERGER AGREEMENT

       The following is a summary of the material provisions of the Merger Agreement and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached as Appendix A to this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We urge you to read the Merger Agreement carefully and in its entirety because it, and not this proxy statement, is the legal document that governs the Merger.

  Explanatory Note Regarding the Merger Agreement

       The Merger Agreement has been included to provide our stockholders with information regarding its terms. It is not intended to provide to any person not a party thereto any other factual information about the Company. The Merger Agreement contains representations and warranties of the Company and the Forsyth Parties, negotiated between the parties and made as of specific dates solely for purposes of the Merger Agreement, including setting forth the respective rights of the parties with respect to their obligations to complete the Merger. This description of the representations and warranties is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. As a result, no person should rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or the Forsyth Parties or any of their respective subsidiaries or affiliates.

  General; The Merger

       At the effective time of the Merger, upon the terms and subject to the satisfaction or waiver of the conditions of the Merger Agreement and in accordance with the Delaware Law, Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall be the surviving corporation of the Merger. As of the effective time of the Merger, the certificate of incorporation of the surviving corporation shall be amended to read as set forth in Exhibit B to the Merger Agreement, and the bylaws of the surviving corporation shall be amended as set forth in the Merger Agreement. The directors of Merger Sub immediately prior to the effective time of the Merger will, from and after the effective time of the Merger, be the directors of the surviving corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal. The officers of Merger Sub immediately prior to the effective time of the Merger will, from and after the effective time of the Merger, be the officers of the surviving corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

  When the Merger Becomes Effective

       The Company and Merger Sub will file a certificate of merger (“Certificate of Merger”) with the Secretary of State of the State of Delaware within three business days following the date on which the last of the conditions to the closing of the Merger (described under “—Conditions to the Merger” beginning on page 61) have been satisfied or waived (other than the conditions that by their nature are to be satisfied at the closing of the Merger, but subject to the fulfillment or waiver of those conditions). The Merger will become effective at the time the Certificate of Merger is duly filed with the Secretary of State or at some later date agreed upon by the Forsyth Parties and the Company.

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  Consideration to be Received Pursuant to the Merger

       Conversion of Our Common Stock

       The Merger Agreement provides that each share of our Class A Common Stock and Class B Common Stock issued and outstanding immediately prior to the effective time of the Merger, except those shares owned by the Company as treasury stock or by the Forsyth Parties, or shares held by stockholders who are entitled to and who properly exercise, and do not withdraw or lose, appraisal rights under Section 262 of the Delaware Law, will be cancelled and converted automatically into the right to receive $0.96 in cash, subject to adjustment as described below, without interest and less any withholding taxes. After the effective time of the Merger, each holder of a certificate representing any shares of our Common Stock (other than shares for which appraisal rights have been properly demanded and perfected under Section 262 of the Delaware Law) will no longer have any rights with respect to the shares, except for the right to receive the Merger Consideration. All shares of Common Stock that have been converted into the right to receive the Merger Consideration, and all shares of Common Stock owned by the Company as treasury stock or by the Forsyth Parties or Merger Sub, will be automatically cancelled and cease to exist.

       Adjustments to Merger Consideration

       The Total Merger Consideration being paid by FCI is subject to adjustment. The Total Merger Consideration payable to the Company’s stockholders and holders of options and warrants assumes there will be 15,799,901 shares of Class A Common Stock and Class B Common Stock issued and outstanding, and approximately $1,250,000 paid in respect of Company Stock Awards, options and warrants issued and outstanding at the effective time of the Merger and, thus, that the equity value paid will be approximately $16,400,000. To the extent there are any changes in the Company’s capital structure, including by reason of issuance of any warrants pursuant to the terms of the Eleventh Amendment to the Credit Agreement, the per share Merger Consideration will be adjusted to reflect such change.

       The aggregate Merger Consideration paid to all of our stockholders is subject to adjustment, on a dollar-for-dollar basis, to the extent that:

    the Company’s aggregate cash balances (plus (i) the amount of any expenses paid by the Company in connection with the Merger, (ii) the repayment or prepayment of certain amounts under the Company’s debt facilities and (iii) the amount of any 2011 Christmas bonuses paid by Baldwin Germany GmbH (up to the euro equivalent of $400,000)) exceeds (b) the Company’s aged accounts payable (and debt incurred under certain debt facilities since the date of the Merger Agreement) by less than $1,800,000;
    the amount of the Company’s expenses paid or incurred in connection with the Merger exceed $1,400,000; and
    the Company incurs certain fees to its Lenders in connection with the Merger Agreement and the transactions contemplated by that agreement or in connection with any default, financing or refinancing after December 22, 2011.

       Several factors beyond the Company’s control may result in a downward adjustment of the Merger Consideration, such as a decline in customer demand for the Company’s products and services or in our customers’ ability to make timely payments, which could negatively impact the Company’s aggregate cash balances or aged accounts payable. In the event that the adjustments would result in the Merger Consideration being less than $0.90 per share, the Company is obligated under the Merger Agreement to adjourn or postpone the special meeting, amend this proxy statement and resolicit the approval of the Company’s stockholders for the Merger at the revised Merger Consideration, adjusted as set forth above, which may be substantially less than $0.90 per share.

       Treatment of Stock Options and Warrants

       The Merger Agreement provides that the Company will take such other actions as are required to provide that our stock options and warrants will be treated as follows at the effective time of the Merger:

    each Company stock option, whether or not exercisable, that is outstanding and unexercised immediately prior to the effective time of the Merger will be cancelled in exchange for a cash payment equal to the product of (a) the excess (if any) of the Merger Consideration over the per share exercise price of such Company stock option and (b) the number of shares of Common Stock subject to such Company stock option, less any required withholding taxes; and
    each Company warrant that is outstanding immediately prior to the effective time of the Merger will be cancelled in exchange for a payment in cash equal to the product of the number of shares of Common Stock underlying such warrant multiplied by the excess, if any, of the Merger Consideration over the per share exercise price under such warrant, less any required withholding taxes.

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  Procedure for Receiving Merger Consideration

       At the effective time of the Merger, the Forsyth Parties will deposit, or cause to be deposited, with the exchange agent cash sufficient to pay our stockholders (except those shares held by any of our stockholders who are entitled to and who properly exercise, and do not withdraw or lose, appraisal rights under Section 262 of the Delaware Law and shares owned by the Company as treasury stock or by the Forsyth Parties) and the holders of options and warrants the Total Merger Consideration to which they are entitled under the Merger Agreement. The Merger Consideration will be payable upon surrender of the certificates (“Certificates”) that represented our Common Stock immediately prior to the effective time of the Merger, or non-certificated shares of Common Stock represented by book entry (“Book-Entry Shares”). The cash deposited pursuant to the foregoing is referred to as the “Payment Fund.”

       As soon as reasonably practicable after the effective time of the Merger (and in any event within one business days following the effective time of the Merger), the surviving corporation will cause the exchange agent to mail to each record holder of our Common Stock a letter of transmittal and instructions for use in effecting the surrender of Certificates or Book-Entry Shares in exchange for the Merger Consideration. Each stockholder will be entitled to receive the appropriate Merger Consideration upon surrendering to the exchange agent such stockholder’s Certificates or Book-Entry Shares, together with a properly executed letter of transmittal and any other documents required by the exchange agent. The Merger Consideration and any other consideration paid under the Merger Agreement may be reduced by any applicable withholding taxes as required by law. You should not return your Certificates to the exchange agent without a letter of transmittal, and you should not return your Certificates to the Company.

       If a payment is to be made to a person other than the person in whose name the surrendered Certificate is registered, it will be a condition of payment that the Certificate so surrendered will be endorsed properly or otherwise be in proper form for transfer and that the person requesting the payment will have paid all applicable taxes relating to the payment of Merger Consideration to a person other than the registered holder of the Certificate surrendered or will have to establish that such taxes either have been paid or are not applicable.

       At the effective time of the Merger, the stock transfer books of the Company will be closed and there will be no further registration of transfers of our Common Stock in the stock transfer books of the surviving corporation. From and after the effective time of the Merger, the holders of Certificates or Book-Entry Shares shall cease to have any rights as a stockholder of the Company except as provided under the Merger Agreement or applicable law. If, after the effective time of the Merger, any Certificates are presented to the surviving corporation or the exchange agent for transfer or transfer is sought for Book-Entry Shares, such Certificates and Book-Entry Shares will be cancelled and exchanged for payment of the appropriate Merger Consideration.

       Unclaimed Amounts

       Any portion of the Payment Fund that remains undistributed to our stockholders after the twelve-month anniversary of the effective time of the Merger will be delivered by the exchange agent to the Forsyth Parties upon demand, and any of our stockholders who have not received the Merger Consideration may surrender their Certificates, or in the case of Book-Entry Shares, shares of Common Stock to the surviving corporation for payment of the Merger Consideration, without interest or dividends, due in respect of their shares of Common Stock. None of Merger Sub, the Company, the surviving corporation or the exchange agent will be liable to any stockholders of the Company or other person in respect of any cash property delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. Any Merger Consideration remaining unclaimed in the Payment Fund by our stockholders two years after the effective time of the Merger (or such earlier time as such amounts would otherwise escheat to or become the property of any governmental entity), will, to the fullest extent permitted by law, become the property of the Forsyth Parties free and clear of all claims or interests.

       Lost, Stolen or Destroyed Certificates

       If any Certificate is lost, stolen or destroyed, the surviving corporation or exchange agent will deliver the applicable Merger Consideration due with respect to the shares formerly represented by such Certificate if the stockholder asserting the claim of a lost, stolen or destroyed Certificate makes an affidavit of that fact in form and substance, and, if required by the surviving corporation or the exchange agent, a surety bond, reasonably acceptable to the surviving corporation or the exchange agent.

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  Representations and Warranties

       The Merger Agreement contains a number of representations and warranties made by the Company and the Forsyth Parties that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement or in the confidential disclosures the Company delivered in connection therewith (as may or may not be specifically indicated in the text of the Merger Agreement). These representations and warranties relate to, among other things:

    corporate existence, good standing and qualification to conduct business;
    governmental authorizations necessary to complete the Merger;
    due authorization, execution, delivery and validity of the Merger Agreement;
    absence of any conflict with organizational documents or any violation of agreements, laws or regulations as a result of the consummation of the Merger; and
    brokers’, finders’ and other similar fees in connection with the Merger.

       The Merger Agreement contains a number of representations and warranties made by the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement (as may or may not be specifically indicated in the text of the Merger Agreement). These representations and warranties relate to, among other things:

    our organizational documents;
    our subsidiaries;
    our capital structure;
    the receipt by the Board of Directors of a fairness opinion from our financial advisor;
    the required vote of our stockholders to adopt the Merger Agreement and approve the Merger;
    the inapplicability of state anti-takeover statutes to the Merger Agreement and the Merger;
    our filings with the SEC and the accuracy of information in those filings, including our financial statements;
    our internal disclosure controls and procedures and our compliance with the Sarbanes-Oxley Act of 2002 and governance rules and regulations of NYSE Amex;
    the conduct of our business in the ordinary course, and the absence of a material adverse effect with respect to us, since June 30, 2011;
    tax matters;
    intellectual property matters;
    our compliance with applicable laws and orders, and possession of permits;
    litigation and other proceedings;
    orders of any governmental entity;
    employee benefit and labor matters;
    matters relating to our real property and personal property;
    environmental matters;
    our material contracts, the enforceability thereof and the performance of obligations thereunder; and
    the accuracy of the statements and information supplied in this proxy statement.

       The Merger Agreement contains a number of representations and warranties made by the Forsyth Parties that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties also relate to, among other things:

    the availability of financing to consummate the Merger and the other transactions contemplated by the Merger Agreement;
    litigation and other proceedings;
    the accuracy of the statements and information supplied in the proxy statement; and
    the Forsyth Parties’ ownership of shares of Common Stock.

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       Many of our representations and warranties are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the Merger Agreement, “Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to (i) the business, results of operations, condition (financial or otherwise), or assets of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the transactions contemplated by the Merger Agreement on a timely basis; provided, however, that, no change, effect, event or occurrence to the extent arising or resulting from any of the following, either alone or in combination, shall constitute or be taken into account in determining whether there has been a Material Adverse Effect:

(a)	changes generally affecting the economy, financial or securities markets;

(b)	any outbreak or escalation of war or any act of terrorism; or

(c)	general changes in the conditions in the industry in which the Company and its subsidiaries operate;

  provided, further, however, that any event, change and effect referred to in clause (a), (b) or (c) immediately above shall be taken into account in determining whether a material adverse effect has occurred or would reasonably be expected to occur to the extent that such event, change or effect has a disproportionate effect on the Company and its subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its subsidiaries conduct their businesses.

       Without limiting the generality of the foregoing, a “Material Adverse Effect” shall be deemed to have occurred if (a) the Company shall be in breach of the financial covenants relating to net sales and EBITDA set forth in Section 11.14 of the Credit Agreement; (b) an Event of Default (as defined in the Credit Agreement) shall have occurred and as a result thereof the Lenders under the Credit Agreement shall have exercised, or indicated in writing that they intend to exercise, their rights as secured creditors under the Credit Agreement; or (c) the trustee under the Grantor Trust Agreement, dated as of February 14, 2006, between the Company and Key Bank National Association, as amended by Amendment No. 1 thereto effective as of August 18, 2009 (the “Rabbi Trust Agreement”) initiates any legal action or proceeding against the Company or any of the Forsyth Parties and/or their affiliates with respect to the Company’s failure to meet its obligations under the Rabbi Trust Agreement including, without limitation, the Company’s failure to make a contribution to the trust in an amount equal to the full “Funding Amount” (as defined in the Rabbi Trust Agreement) upon the occurrence of a “Potential Change of Control” (as defined in the Rabbi Trust Agreement).

       The representations and warranties of the parties to the Merger Agreement will expire upon the effective time of the Merger or the termination of the Merger Agreement pursuant to its terms.

  Conduct of Business Pending the Merger

       Under the Merger Agreement, we have, subject to certain exceptions in the Merger Agreement, agreed to certain restrictions on the operation of the business of the Company and our subsidiaries until either the effective time of the Merger or the termination of the Merger Agreement pursuant to its terms, unless FCI gives its prior written approval. In general, we have agreed to conduct our business in the ordinary course and to use commercially reasonable efforts to preserve our present relationships with our material customers and suppliers and other significant business relationships, and employees. In addition, we have agreed that, among other things and subject to certain exceptions, we may not and must cause our subsidiaries not to, without FCI’s prior written consent:

    amend the Company’s or our subsidiaries’ organizational documents;
    split, combine or reclassify any of our capital stock or issue or grant any capital stock or other securities or other rights to acquire or receive any such capital stock or other securities;
    repurchase, redeem or otherwise acquire any of our capital stock or other securities or rights;
    declare, authorize, set aside or pay any dividends;
    issue, sell, pledge, dispose of or encumber any capital stock or other securities of the Company or any of its subsidiaries, other than (i) the issuance of shares of Common Stock upon the exercise of any Company equity award outstanding as of the date of the Merger Agreement in accordance with its terms, (ii) the issuance of shares of Common Stock in respect of other equity compensation awards outstanding under any Company stock plans as of the date of the Merger Agreement in accordance with their terms, or (iii) the issuance of shares of Common Stock upon exercise of any Warrant that is outstanding as of the date of the Merger Agreement;

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    increase the compensation payable by the Company or any of its subsidiaries to directors, officers or employees;
    enter into any new, or amend in any material respect, any existing employment, severance, retention or change in control agreement with any past or present officers or employees;
    establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any employee benefit plan, agreement, program, policy, trust, fund or other arrangement;
    acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or person or division thereof or make any loans, advances or capital contributions to or investments in any person in excess of $100,000 in the aggregate;
    transfer, license, sell, lease or otherwise dispose of any assets (whether by way of merger, consolidation, sale of stock or assets, or otherwise), including the capital stock or other equity interests in any subsidiary of the Company;
    adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;
    repurchase, prepay or incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person, enter into any “keep well” or other contract to maintain any financial statement condition of any other person or enter into any arrangement having the economic effect of any of the foregoing;
    enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any material contract or any lease with respect to material real estate;
    institute, settle or compromise any litigation pending or threatened involving the payment of monetary damages by the Company or any of its subsidiaries of any amount exceeding $100,000 in the aggregate;
    make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable law;
    settle or compromise any material tax claim, audit or assessment, make or change any material tax election, change any annual tax accounting period, adopt or change any method of tax accounting, amend any material tax returns or file claims for material tax refunds or enter into any closing agreement with respect to any material tax or surrender any right to claim a material tax refund;
    enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding or similar contract with respect to any joint venture, strategic partnership or alliance;
    take any action to exempt any person from, or make any acquisition of securities of the Company by any person not subject to, any state takeover statute or similar statute or regulation that applies to the Company the restrictions on “business combinations” set forth in Section 203 of the Delaware Law, except for the Forsyth Parties or any of their respective subsidiaries or affiliates, or the transactions contemplated by this Merger Agreement;
    abandon, encumber, convey title (in whole or in part), exclusively license or grant any right or other licenses to material Company intellectual property;
    make any capital expenditure in breach of the financial covenants set forth in Section 11.14.5 of the Credit Agreement; or
    agree or commit to do any of the foregoing.

  Solicitations

       Until 11:59 p.m., Eastern Time, on January 28, 2012, the Company was permitted to:

    initiate, solicit, facilitate and encourage takeover proposals (as defined below), including by way of providing access to non-public information pursuant to an acceptable confidentiality agreement (provided that the Company promptly makes available to the Forsyth Parties any material non-public information relating to the Company or its subsidiaries that is made available to any person given such access which was not previously made available to the Forsyth Parties); and
    enter into and maintain or continue discussions or negotiations with respect to takeover proposals or otherwise cooperate with, or assist or participate in, or facilitate, any such inquiries, proposals, discussions or negotiations.

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       From and after 12:00 a.m., Eastern Time, on January 29, 2012 until the effective time of the Merger or, if earlier, the termination of the Merger Agreement, neither the Company nor its subsidiaries may (except as may relate to an excluded party (as defined below)):

    solicit, initiate, continue or knowingly encourage any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any takeover proposal;
    enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish any non-public information relating to the Company or any of its subsidiaries for the purpose of encouraging or facilitating, or that could reasonably be expected to lead to, any takeover proposal; or
    accept a takeover proposal or enter into any agreement in principle providing for or relating to a takeover proposal or enter into any agreement in principle requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the Merger Agreement or the obligations of the Company under the Merger Agreement.

       No later than three business days after January 29, 2012, the Company was required to notify the Forsyth Parties in writing of the identity of each excluded party and provide copies of all documents memorializing the material terms and conditions of takeover proposals received from excluded parties.

       From and after 12:00 a.m., Eastern Time, on January 29, 2012 and except with respect to any excluded party, the Company is required to cease immediately and cause to be terminated any and all existing solicitation, encouragement, discussions or negotiations, if any, with any third party and its representatives with respect to any takeover proposal, and promptly request that each such third party return or destroy all confidential information furnished to such third party by or on behalf of the Company or any of its subsidiaries.

       At any time from and after 12:00 a.m., Eastern Time, on January 29, 2012 and prior to obtaining stockholder approval, if the Company or any of its representatives has received a written takeover proposal from any third party that the Board of Directors, after consultation with its financial advisors and outside legal counsel, reasonably believes constitutes or could lead to a superior proposal, and, after consultation with outside legal counsel, the Board of Directors determines in good faith that the failure to take such action would reasonably likely to be inconsistent with the fiduciary duties of the Board of Directors to the stockholders, then the Company may:

    furnish information with respect to the Company and its subsidiaries to such third party making such takeover proposal (provided that such information is provided pursuant to an acceptable confidentiality agreement and the Company makes available to the Forsyth Parties any material non-public information relating to the Company or its subsidiaries that is made available to such third party which was not previously made available to the Forsyth Parties); and
    participate in discussions or negotiations with such third party (provided that, in the event that the Company receives a takeover proposal in connection with such discussions, the Company notifies the Forsyth Parties of such takeover proposal, including the material terms and conditions thereof, and keeps the Forsyth Parties reasonably informed of the status of any developments in connection therewith).

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       In addition, at any time prior to obtaining stockholder approval, the Board of Directors shall not, directly or indirectly, withdraw (or modify in a manner adverse to the Forsyth Parties), or publicly propose to withdraw (or modify in a manner adverse to the Forsyth Parties), the recommendation by the Board of Directors with respect to adoption of the Merger Agreement or recommend, adopt or approve, or propose publicly to recommend, adopt or approve, or otherwise declare advisable any alternative takeover proposal or publicly propose to do the foregoing (any such action described an “adverse recommendation change”), or approve or recommend, or publicly propose to approve or recommend, or allow the Company or any of its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement constituting or relating to any takeover proposal; provided that the Company shall not be prohibited from terminating the Merger Agreement and entering into such an agreement in the event the Company pays any required fees to FCI (described under “— Termination Fees” beginning on page 63). Notwithstanding the foregoing, at any time prior to obtaining stockholder approval, if there occurs a change in circumstances affecting the Company and its subsidiaries that does not relate to any takeover proposal, the Board of Directors may make an adverse recommendation change if:

    it determines in good faith (after consultation with its financial advisors and outside legal counsel) that, in light of such change in circumstances, failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Board of Directors to the stockholders of the Company;
    the Board of Directors notifies the Forsyth Parties in writing of its intention to make such adverse recommendation change at least five business days prior to doing so, which notice shall contain a reasonably detailed description of the change in circumstances;
    for the five business days following delivery of the notice described above, the Company shall, and shall cause its representatives to, negotiate with the Forsyth Parties (to the extent the Forsyth Parties desire to negotiate) in good faith to make such adjustments to the terms of the Merger Agreement so that such failure to make an adverse recommendation change would not be reasonably likely to be inconsistent with the fiduciary duties of the Board of Directors to the stockholders of the Company; and
    following such five business-day period described above, the Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, taking into account any changes to the Merger Agreement proposed in writing by the Forsyth Parties in response to the notice described above, that failure to make the adverse recommendation change would be reasonably likely to be inconsistent with the fiduciary duties of the Board of Directors to the stockholders of the Company.

       Nothing in the provisions of the Merger Agreement will prevent the Board of Directors from (i) complying with Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act with regard to an acquisition proposal (provided that any such action taken or statement made that relates to an acquisition proposal will not be deemed to be an adverse recommendation change if the Board of Directors’ recommendation is reaffirmed in connection with such action or in such statement) or (ii) making any disclosure to the stockholders of the Company if the Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with any applicable law (including its fiduciary duties).

       An “excluded party” means any person or group of related persons from whom the Company has received, on or before January 28, 2012, a written takeover proposal that the Board of Directors determines in good faith, after consultation with the Company’s financial advisors and outside counsel, is bona fide and could reasonably be expected to result in a superior proposal (as defined below). Any person or group of related persons that was an excluded party shall cease to be an excluded party after 11:59 p.m. Eastern Time, on February 17, 2012.

       A “takeover proposal” means:

    any bona fide inquiry, proposal or offer for, in one transaction or a series of related transactions, a merger, reorganization, consolidation, tender offer, dissolution, recapitalization, share exchange or other business combination or similar transaction involving the Company and its subsidiaries (other than (1) mergers, consolidations, tender offers, recapitalizations, share exchanges or other business combinations involving  solely the Company and/or one or more subsidiaries of the Company and (2) mergers, consolidations, tender offers, recapitalizations, share exchanges or other business combinations or similar transactions that if consummated would result in the holders of the outstanding shares of Common Stock immediately prior to such transaction owning more than 80% of the equity securities of the Company, or any successor or acquiring entity, immediately thereafter);
    any proposal for the issuance by the Company of over 20% of its equity securities; or
    any proposal or offer to acquire in any manner, directly or indirectly, over 20% of the equity securities or consolidated total assets of the Company and its subsidiaries, in each case other than the transactions contemplated by this Agreement.

       A “superior proposal” means a bona fide written proposal made by a third party to acquire more than 50% of the equity securities or consolidated total assets of the Company and its subsidiaries, pursuant to a tender or exchange offer, a merger, a consolidation or a sale of its assets, (i) on terms which the Board of Directors or Transaction Committee determines in its good faith judgment to be more favorable from a financial point of view to the holders of Common Stock than the transactions contemplated by the Merger Agreement (after consultation with its financial and legal advisors), taking into account all the terms and conditions of such proposal and the Merger Agreement and (ii) that the Board of Directors or Transaction Committee has determined to be reasonably capable of being completed on the terms proposed, taking into account all financial (including the financing terms thereof), regulatory, legal and other aspects of such proposal and the person making the proposal, and taking into account the likelihood and timing of consummation as compared to the transactions contemplated hereby.

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  Stockholder Meeting

       The Company will cause a meeting of its stockholders to be duly called and held as soon as reasonably practicable following clearance of this proxy statement by the SEC for the purpose of voting on the approval of the Merger Agreement, the Merger and the other transactions contemplated thereby. In addition, the Company may adjourn or postpone the stockholder meeting (i) in order to obtain a quorum of its stockholders or (ii) as reasonably determined by the Company to comply with applicable law. Except as permitted by the Merger Agreement, the Company has agreed to include in this proxy statement the recommendation of our Board of Directors that our stockholders adopt the Merger Agreement and to take all reasonable lawful action to solicit such adoption.

  Employee Benefits Matters

       Until the twelve-month anniversary of the closing of the Merger, the Forsyth Parties shall provide, or shall cause the Company or any of their respective subsidiaries to provide, for those employees of the Company and its subsidiaries who continue as employees of the Company or any of its subsidiaries with compensation and employee benefits that are, in the aggregate, no less favorable than the compensation and employee benefits provided by the Company and its subsidiaries as of the date of the Merger Agreement. In addition, the Forsyth Parties agree to cause the Company and each of its subsidiaries, as applicable, to honor in accordance with their terms all supplemental retirement benefit plans maintained by the Company and each of its subsidiaries.

  Indemnification and Insurance

       Each of our directors and officers (and the directors and officers of our subsidiaries) is indemnified and held harmless during the three-year period following the effective time of the Merger to the full extent permitted by law from any claims arising by virtue of his or her service as a director or officer, including in connection with the transactions contemplated by the Merger Agreement. Each of these indemnified parties is entitled to the advancement of expenses in defense of any claim, provided that the indemnified parties agree to repay such expenses if a court should determine in a final and non-appealable order that indemnification is prohibited by law. The Forsyth Parties and the surviving corporation are required to obtain directors’ and officers’ liability insurance or a "tail policy" providing coverage for a period of six years following the effective time of the merger, provided the premium therefor does not exceed $90,000.

       The Forsyth Parties have agreed that all rights to indemnification, advancement of expenses and exculpation by the Company existing as of the date of the Merger Agreement for each person who is now, or has been at any time prior, or who becomes prior to the effective time of the Merger, an officer or director of the Company and its subsidiaries, as provided under the Company’s or its subsidiaries charter documents, shall survive the Merger and shall continue in full force and effect in accordance with their terms. For three years after effective time of the Merger, the Forsyth Parties and the surviving corporation will, to the fullest extent permitted by law, indemnify, defend and hold harmless, each current and former director or officer of the Company or any of our subsidiaries for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such losses, claims, damages, liabilities, fees, expenses, judgments and fines as such expenses are incurred, subject to the surviving corporation's receipt of an undertaking by such person to repay such legal and other fees and expenses paid in advance if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such person is not entitled to be indemnified under applicable law; provided, however, that the surviving corporation will not be liable for any settlement effected without the surviving corporation's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

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  Financing

       The Forsyth Parties have agreed to use their commercially reasonable efforts to cause their representatives to comply with the terms, and satisfy on a timely basis the conditions, of the equity commitment letter from Barry-Wehmiller, any alternative financing commitments or any related fee and engagement letters. Any breach of the equity commitment letter, any alternative financing commitment or any related fee and engagement letter by the Forsyth Parties shall be deemed a breach of the Merger Agreement by the Forsyth Parties.

  Conditions to the Merger

       Conditions to Each Party’s Obligation

       The respective obligations of each of the Forsyth Parties and the Company to consummate the Merger are subject to the satisfaction or waiver at or before the effective time of the Merger of the following conditions:

    the adoption of the Merger Agreement by the Company’s stockholders;
    no law, order, injunction, judgment, decree, ruling or other similar requirement enacted, issued, promulgated, enforced or entered by a governmental entity is in effect that makes illegal, enjoins or otherwise prohibits consummation of the Merger; and
    all consents, approvals and other authorizations of any governmental entity required to consummate the Merger and the other transactions contemplated by the Merger Agreement (other than the filing of the Certificate of Merger with the Secretary of State of the State of Delaware) shall have been obtained, free of any condition that would reasonably be expected to have a Material Adverse Effect, as described below, on the Company or a material adverse effect on the Forsyth Parties’ ability to consummate the transactions contemplated by this Agreement.

       Without limiting the generality of the foregoing, a “Material Adverse Effect” shall be deemed to have occurred if (a) the Company shall be in breach of the financial covenants relating to net sales and EBITDA set forth in Section 11.14 of the Credit Agreement; (b) an Event of Default (as defined in the Credit Agreement) shall have occurred and as a result thereof the Lenders under the Credit Agreement shall have exercised, or indicated in writing that they intend to exercise, their rights as secured creditors under the Credit Agreement; or (c) the trustee under the Rabbi Trust Agreement initiates any legal action or proceeding against the Company or any of the Forsyth Parties and/or their affiliates with respect to the Company’s failure to meet its obligations under the Rabbi Trust Agreement including, without limitation, the Company’s failure to make a contribution to the trust in an amount equal to the full “Funding Amount” (as defined in the Rabbi Trust Agreement) upon the occurrence of a “Potential Change of Control” (as defined in the Rabbi Trust Agreement).

       Conditions to the Forsyth Parties’ Obligation

       The obligation of the Forsyth Parties to complete the Merger is subject to the satisfaction or waiver at or before the effective time of the Merger of the following additional conditions:

    the representations and warranties of the Company set forth in the Merger Agreement (other than those specified below) must be true and correct (without giving effect to any “materiality” or “Material Adverse Effect” qualifier) as of the closing date of the Merger (or, if given as of a specific date, as of such date), except where the failure to be true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
    certain representations and warranties of the Company set forth in the Merger Agreement relating to our capitalization must be true and correct (other than de minimis inaccuracies) as of the date of the Merger;
    the representations and warranties of the Company set forth in the Merger Agreement relating to organization of the Company, the Company’s financial statements and brokers’ fees must be true and correct in all respects when made and at the effective time of the Merger;
    the Company must have performed in all material respects all covenants required to be performed by it;
    since the date of the Merger Agreement there must not have been any change, state of facts, event, development or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
    holders of the Common Stock representing 20% or more of the total number of shares outstanding shall not have exercised (and not failed to perfect) dissenters’ rights;
    the Company shall have provided an affidavit that is consistent in form and substance with the affidavit referred to in Treasury Regulations section 1.1445-2(c)(3); and
    the Company must have delivered to the Forsyth Parties a certificate signed by its chief executive officer or chief financial officer on behalf of the Company certifying that the above conditions with respect to the representations and warranties of the Company, performance of the Company’s obligations and the absence of a Material Adverse Effect have been satisfied.

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       Conditions to the Company’s Obligation

       The obligation of the Company to complete the Merger is subject to the satisfaction or waiver at or before the effective time of the Merger of the following additional conditions:

    the representations and warranties of the Forsyth Parties set forth in the Merger Agreement must be true and correct as of the effective time of the Merger (or, if given as of a specific date, as of such date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Forsyth Parties’ ability to consummate the transactions contemplated by the Merger Agreement;
    the Forsyth Parties must have performed in all material respects all of the covenants required to be performed by them under the Merger Agreement at or prior to the Closing Date;
    FCI must have delivered to the Company a certificate signed by an officer of FCI certifying that the above conditions with respect to the representations and warranties of the Forsyth Parties and performance of the Forsyth Parties’ obligations have been satisfied; and
    the Forsyth Parties shall repay or cause to be repaid in full all outstanding principal, interest and other amounts due under the Credit Agreement.

  Termination of the Merger Agreement

       The Merger Agreement may be terminated at any time prior to the effective time of the Merger:

    by mutual written consent of the Forsyth Parties and the Company;
    by either the Forsyth Parties or the Company:
    if the Merger has not been consummated on or before June 30, 2012, provided that (i) the party seeking to terminate the Merger Agreement for this reason has not breached its obligations required to be performed at or prior to the effective time that would have been the cause of, or resulted in the failure of the Merger to have been consummated by such date and (ii) in the event that the Company resolicits the approval of the stockholders as a result of the purchase price adjustment mechanism described above (described under “—Adjustments to Merger Consideration” beginning on page 53), the End Date shall be extended to a date no later than 40 days following the date the Company mails the amended and restated proxy statement to its stockholders;
    if any governmental entity shall have enacted, issued, promulgated, enforced or entered any law or order making illegal, permanently enjoining or otherwise prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement and such law or order shall has become final and non-appealable, provided that the party seeking to terminate the Merger Agreement for this reason is not in breach of any representations, warranties, covenants or other agreements that would result in the failure of any condition to closing under the Merger Agreement; or
    if the Merger Agreement has been submitted to the stockholders of the Company for adoption at a duly convened meeting and the requisite stockholder vote shall not have been obtained at such meeting (including any adjournment or postponement thereof);

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    by the Forsyth Parties:
    if (i) an adverse recommendation change shall have occurred, (ii) the Company shall have entered into, or publicly announced its intention to enter into, an agreement with respect to a takeover proposal from a third party, (iii) the Board of Directors fails to reaffirm (publicly, if so requested by FCI) its recommendation within ten business days after the date any takeover proposal (or material modification thereto) is first publicly disclosed by the Company or the person making such takeover proposal, (iv) a tender offer or exchange offer relating to Common Stock shall have been commenced by a person unaffiliated with FCI and the Company shall not have sent to its stockholders pursuant to Rule 14e-2 under the Securities Act, within ten business days after such tender offer or exchange offer is first published, sent or given, a statement reaffirming the Board of Directors’ recommendation and recommending that stockholders reject such tender or exchange offer, or (v) the Company or the Board of Directors (or any committee thereof) shall publicly announce its intentions to do any of actions specified in items (i) through (iv) above;
    if the Company has breached any of its representations, warranties, covenants or agreements under the Merger Agreement that would cause any of the conditions to closing not to be satisfied and such breach or failure to perform is incurable by the End Date or has not been cured by the Company within 30 business days after written notice to the Company describing such breach or failure to perform;
    by the Company:
    if prior to the receipt of the stockholder approval of the Merger, the Board of Directors authorizes the Company, in full compliance with the terms of the Merger Agreement, to enter into an agreement with respect to a takeover proposal from a third party in respect of a superior proposal; provided that the Company shall have paid any termination fees due pursuant to the Merger Agreement (described under “—Termination Fees” beginning on page 63); and provided further that in the event of such termination, the Company substantially concurrently enters into such superior proposal; or
    if the Forsyth Parties have breached any of their representations, warranties, covenants or agreements under the Merger Agreement that would cause any of the conditions to closing not to be satisfied and such breach or failure to perform is incurable by the End Date or has not been cured by the Forsyth Parties within 30 business days after written notice to the Forsyth Parties describing such breach or failure to perform.

  Termination Fees

       Except as provided for below, the Company is required to pay FCI a termination fee of $3,000,000 if:

    the Merger Agreement is terminated by FCI due to (i) an adverse recommendation change shall have occurred, (ii) the Company shall have entered into, or publicly announced its intention to enter into, an agreement with respect to a takeover proposal from a third party, (iii) the Board of Directors fails to reaffirm (publicly, if so requested by FCI) its recommendation within ten business days after the date any takeover proposal (or material modification thereto) is first publicly disclosed by the Company or the person making such takeover proposal, (iv) a tender offer or exchange offer relating to Common Stock shall have been commenced by a person unaffiliated with FCI and the Company shall not have sent to its stockholders pursuant to Rule 14e-2 under the Securities Act, within ten business days after such tender offer or exchange offer is first published, sent or given, a statement reaffirming the Board of Directors’ recommendation and recommending that stockholders reject such tender or exchange offer, or (v) the Company or the Board of Directors (or any committee thereof) shall publicly announce its intentions to do any of actions specified in items (i) through (iv) above;
    the Merger Agreement is terminated by the Company because, prior to the receipt of the stockholder approval of the Merger, the Board of Directors authorizes the Company, in full compliance with the terms of the Merger Agreement to enter into an agreement with respect to a takeover proposal from a third party in respect of a superior proposal; provided that in the event of such termination, the Company substantially concurrently enters into such superior proposal;

  63

    the Merger Agreement is terminated by either FCI or the Company because:
    the Merger has not been consummated by the End Date; provided that (i) the party seeking to terminate the Merger Agreement for this reason has not breached its obligations required to be performed at or prior to the effective time that would have been the cause of, or resulted in the failure of the Merger to have been consummated by such date and (ii) in the event that the Company resolicits the approval of the stockholders as a result of the purchase price adjustment mechanism described above (described under “Terms of the Merger Agreement—Adjustments to Merger Consideration” beginning on page 53), the End Date shall be extended to a date no later than 40 days following the date the Company mails the amended and restated proxy statement to its stockholders; or
    the Merger Agreement has been submitted to the stockholders of the Company for adoption at a duly convened meeting and the requisite stockholder vote shall not have been obtained at such meeting (including any adjournment or postponement thereof); provided, however, with respect to any such termination, a takeover proposal shall have been publicly disclosed and not withdrawn, and within twelve months following the date of such termination of the Merger Agreement the Company enters into a definitive agreement with respect to any takeover proposal or a takeover proposal shall have been consummated.

  Notwithstanding anything above to the contrary, the Company would have been required to pay FCI a termination fee of $2,000,000 instead of $3,000,000 if the Company had terminated the Merger Agreement in order to enter into a definitive agreement concerning a takeover proposal with an excluded party.

  Amendments; Waivers

       Any provision of the Merger Agreement may be amended or waived before the effective time of the Merger only if the amendment or waiver is in writing and signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that, after adoption of the Merger Agreement by our stockholders, no amendment or waiver to the Merger Agreement that requires stockholder approval under applicable law may be made without our stockholders’ further approval.

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  VOTING AGREEMENTS

       The following description summarizes the material provisions of the Voting Agreements (as defined below) and is qualified in its entirety by reference to the complete text of the Voting Agreements. The Form of Voting Agreement included in this proxy statement as Appendix D contains the complete terms of those agreements and stockholders should read them carefully and in their entirety.

  Voting Arrangements and Related Provisions

       In connection with the Merger Agreement, FCI entered into the Voting Agreements with each of our directors and Akira Hara, a stockholder and former director and executive officer of the Company. As of the close of business on February 13, 2012, the record date for the special meeting, our directors were entitled to vote, in the aggregate, 757,261 shares of Class A Common Stock, and 225,044 shares of Class B Common Stock, representing approximately 4.92% of our outstanding shares of Class A Common Stock and 20.60% of our outstanding shares of Class B Common Stock, respectively. As of such date, Mr. Hara was entitled to vote 44,799 shares of our Class A Common Stock and 463,136 shares of our Class B Common Stock, representing approximately 0.03% of our outstanding shares of Class A Common Stock and 42.39% of our Class B Common Stock, respectively. Holders of shares of Class A Common Stock are entitled to one vote per share and holders of shares of Class B Common Stock are entitled to ten votes per share. As a result, the shares owned as of the record date by our stockholders parties to the Voting Agreements constitute approximately 29.20% of the voting power of the shares of Common Stock entitled to vote on the adoption of the Merger Agreement.

       Under the terms of the Voting Agreements, each stockholder as party to any such agreement, among other things, has agreed to vote all shares of Common Stock held by such stockholder: (i) in favor of the Merger, the Merger Agreement and the transactions contemplated thereby, at any meeting of stockholders of the Company and any adjournment or postponement thereof; (ii) against (1) any alternative transaction proposal, (2) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of such stockholder under the Voting Agreement to which such stockholder is a party, and (3) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the Forsyth Parties’ conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of the Company.

       The stockholders that are parties to the Voting Agreements have also agreed, among other things, (i) not to transfer or otherwise dispose of their respective shares of Common Stock (subject to certain customary exceptions), (ii) not to deposit such shares into a voting trust, grant any proxies with respect to such shares or subject any of such shares to any arrangement with respect to the voting thereof, and (iii) to waive, in connection with the Merger, any appraisal or other rights to dissent they may have with respect to their shares of Common Stock. The stockholders that are parties to the Voting Agreements have also agreed that these restrictions will apply to any shares of Common Stock of which they acquire beneficial ownership after the date of the Voting Agreements.

  Termination

       The Voting Agreements will terminate upon the earliest to occur of the date on which (i) the effectiveness of the Merger occurs, (ii) the Merger Agreement is terminated in accordance with its terms or (iii) in accordance with the terms of the Merger Agreement, the Board of Directors changes its recommendation to stockholders with respect to the vote to approve the Merger, the Merger Agreement and the transactions contemplated thereby.

       The stockholders that are parties to the Voting Agreements are subject to the obligations described above solely in their capacities as stockholders of the Company. Nothing in the Voting Agreements limits or otherwise affects the fiduciary duties and other obligations or rights of such stockholders in their capacity as officers or directors of the Company.

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  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

       Except as described under “The Merger — Background of the Merger” beginning on page 22 of this proxy statement, there have not been any negotiations, transactions or material contacts during the past two years concerning any merger, consolidation, acquisition, tender offer or other acquisition of any class of the Company’s securities, election of the Company’s directors or sale or other transfer of a material amount of the Company’s assets (i) between the Company or any of its affiliates, on the one hand, and FCI, Merger Sub, their respective executive officers, directors, members or controlling persons, on the other hand, (ii) between any affiliates of the Company or (iii) between the Company and its affiliates, on the one hand, and any person not affiliated with the Company who would have a direct interest in such matters, on the other hand.

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  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth information regarding beneficial ownership of the Class A Common Stock and Class B Common Stock as of February 13, 2012 (except where otherwise noted) based on a review of information filed with the SEC and the Company's stock records with respect to (a) each person known to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock, (b) each director of the Company, (c) each executive officer of the Company or former executive officer named in the Summary Compensation Table contained in the Company’s Definitive Proxy Statement for its 2011 Annual Meeting of Stockholders, and (d) all executive officers and directors of the Company as a group. Unless otherwise stated, each of such persons has sole voting and investment power with respect to such shares. The following table is based on 15,387,272 shares of Class A Common Stock and 1,092,555 shares of Class B Common Stock outstanding as of February 13, 2012. Shares of Common Stock subject to options that are currently exercisable or exercisable or subject to vesting of restricted stock awards, in each case, within 60 days of February 13, 2012, are also deemed outstanding for purposes of computing the percentage ownership of the person holding such options or restricted stock awards, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

	Beneficial Ownership
	Amount and Nature
Name and Address	of Ownership		Percent of
Of Beneficial Owner	Class A(1)	Class B	Class A(1)	Class B
Gabelli Asset Management, Inc. (2)	1,860,410	0	12.09%	—
One Corporate Center
Rye, New York 10580
Dimensional Fund Advisors LP (3)	811,597	0	5.27%	—
Palisades West, Building One
6300 Bee Cave Road
Austin, Texas 78746
Gerald A. Nathe (4)	592,425 (5)(6)	198,338 (7)	3.78%	18.15%
Baldwin Technology Company, Inc.
2000 NW Corporate Blvd – Suite 101
Boca Raton, Florida 33431
Mark T. Becker (4)	535,299 (5)	12,900	3.39%	1.18%
Baldwin Technology Company, Inc.
2000 NW Corporate Blvd – Suite 101
Boca Raton, Florida 33431
Akira Hara	512,935 (5)	463,136	3.24%	42.39%
2-43-15-401 Den-en-chofu
Ohta-ku, Tokyo
145-0071 Japan
Jane G. St. John (8)	287,039	264,239	1.83%	24.19%
P.O. Box 3236
Blue Jay, California 92317
Ralph R. Whitney, Jr.	100,000	100,000	*	9.15%
Hammond Kennedy Whitney & Co., Inc.
420 Lexington Avenue—Suite 402
New York, New York 10170
Rolf Bergstrom (4)	123,753 (5)	900	*	*
Sodra Villagatan 6
23735 Bjarred, Sweden
Samuel B. Fortenbaugh III (4)	81,646 (5)	1,106	*	*
45 Rockefeller Plaza, Suite 2000
New York, New York 10111
Karl S. Puehringer	55,000 (5)	0	*	--
Schrannerstrasse 24a
D-85551 Kirchheim b. Muenchen
Germany
Paul Griswold (4)	68,954	5,000	*	*
5 Fair Haven Road
Rumson, New Jersey 07760
Peter Hultberg	49,877 (5)	0	*	--
Baldwin Technology Company, Inc.
2000 NW Corporate Blvd – Suite 101
Boca Raton, Florida 33431
Claes Warnander (4)	65,219	2,800	*	*
1310 N. Ritchie Court Unit 12B
Chicago, Illinois 60610
Birger Hansson	38,582 (5)	0	*	--
Baldwin Technology Company, Inc.
2000 NW Corporate Blvd – Suite 101
Boca Raton, Florida 33431
Ronald B. Salvagio (4)	58,342	4,000	*	*
7108 Lemuria Circle #202
Naples, Florida 34109
Ivan R. Habibe	84,415 (9)	0	*	*
Baldwin Technology Company, Inc.
2000 NW Corporate Blvd – Suite 101
Boca Raton, Florida 33431
Steffen Weisser	29,388 (5)	0	*	--
Baldwin Technology Company, Inc.
2000 NW Corporate Blvd – Suite 101
Boca Raton, Florida 33431
John P. Jordan	0	0	--	--
51 Lake Wind Road
New Canaan, CT 06840
All executive officers and directors of the	1,727,900 (5)(6)	225,044 (9)	10.61%	20.6%
Company as a group (including 11
individuals, named above)

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  ____________________

  * Less than 1%.

  (1) Each share of Class B Common Stock is convertible at any time, at the option of the holder thereof, into one share of Class A Common Stock. The amount of shares shown as Class A Common Stock held by a beneficial owner in the table above includes those shares of Class A Common Stock issuable upon conversion of the shares of Class B Common Stock held by the beneficial owner.

  (2) Amount and Nature of Ownership is based on Amendment No. 24 to Schedule 13D filed on December 29, 2011 with the SEC reporting beneficial ownership of securities of the Company held by affiliates of the beneficial owner, a registered investment adviser, as of December 28, 2011.

  (3) Amount and Nature of Ownership is based on Amendment No. 5 to Schedule 13G filed on February 14, 2012 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner, a registered investment adviser, on behalf of certain funds as of December 31, 2011.

  (4) Member of the Board of Directors of the Company.

  (5) Includes shares of Class A Common Stock subject to options which are exercisable within 60 days as follows: Mr. Becker, 411,000 shares; Mr. Nathe, 103,333 shares; Mr. Fortenbaugh, 16,000 shares; Mr. Bergstrom, 11,000 shares; Mr. Hara, 5,000 shares; Mr. Hultberg, 10,000 shares; Mr. Hansson, 7,666 shares; Mr. Puehringer, 55,000 shares; Mr. Habibe, 50,000 shares; and as to all executive officers and Directors of the Company as a group, 615,999 shares.

  (6) Includes 35,000 shares held in a trust for the benefit of Mr. Nathe’s spouse.

  (7) Includes 100,000 shares held in a trust for the benefit of Mr. Nathe’s spouse and 98,338 shares held in a trust for the benefit of Mr. Nathe.

  (8) Includes 22,800 shares of Class A Common Stock and 264,239 shares of Class B Common Stock held of record by a trust for the benefit Ms. St. John and her spouse.

  (9) Includes 3,415 shares held in Mr. Habibe’s account in the Company’s profit sharing and savings plan.

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  FUTURE STOCKHOLDER PROPOSALS

       If the Merger is completed, there will be no public participation in any future meetings of the Company’s stockholders. If the Merger is not completed, however, stockholders will continue to be entitled to attend and participate in meetings of the Company’s stockholders. If the Merger is not completed, stockholders may present proposals for inclusion in the Company’s proxy statement for the 2012 Annual Meeting of Stockholders, if held, provided they are received by the Company no later than June 24, 2012, which, pursuant to SEC rules, is 120 days prior to the first anniversary of the mailing date of the proxy statement for the 2011 Annual Meeting of Stockholders, and are otherwise in compliance with applicable SEC regulations. If a stockholder wishes to present a proposal at the 2012 Annual Meeting of Stockholders when such proposal is not intended to be included in the Company’s 2012 proxy statement, such stockholder must give advance notice to the Company on or before September 7, 2012, which is 45 days prior to the first anniversary of the mailing date of the proxy statement for the 2011 Annual Meeting of Stockholders.

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  WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

       The Company files annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. These reports, proxy statements and other information contain additional information about the Company and will be made available for inspection and copying at the Company’s executive offices during regular business hours by any stockholder or a representative of a stockholder as so designated in writing.

       Stockholders may read and copy any reports, statements or other information filed by the Company at the SEC’s public reference room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the public reference section of the SEC at Station Place, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website located at http://www.sec.gov.

       A list of stockholders will be available for inspection by stockholders of record during business hours at the Company’s offices at 2000 NW Corporate Boulevard, Suite 101, Boca Raton, Florida 33431 USA, for ten days prior to the date of the special meeting and continuing to the date of the special meeting and will also be available for review at the special meeting or any reconvenings thereof. The opinion of Duff & Phelps, a copy of which is attached to this proxy statement as Appendix B, will also available for inspection and copying at the same address, upon written request by, and at the expense of, the interested stockholder.

       This proxy statement is available at www.specialmeeting.baldwintech.com

       FCI and Merger Sub have supplied, and the Company has not independently verified, the information in this proxy statement relating to FCI and Merger Sub.

       This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such a proxy solicitation in such jurisdiction.

       Stockholders should not rely on information other than that contained in this proxy statement. The Company has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated February 15, 2012. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this proxy statement.

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  APPENDIX A

  EXECUTION VERSION

  AGREEMENT AND PLAN OF MERGER

  among

  BALDWIN TECHNOLOGY COMPANY, INC.,

  FORSYTH CAPITAL INVESTORS, LLC,

  FORSYTH BALDWIN, LLC,

  FORSYTH BALDWIN MEZZANINE, INC.

  and

  FORSYTH BALDWIN, INC.

  dated as of

  December 22, 2011

  EXECUTION VERSION

  i

  EXECUTION VERSION

  ii

  EXECUTION VERSION

  iii

  AGREEMENT AND PLAN OF MERGER

  This Agreement and Plan of Merger (this “Agreement”), is entered into as of December 22, 2011, by and among Baldwin Technology Company, Inc., a Delaware corporation (the “Company”), Forsyth Capital Investors, LLC, a Missouri limited liability company (“FCI”), Forsyth Baldwin, LLC, a Missouri limited liability company (“Buyer”), Forsyth Baldwin Mezzanine, Inc., a Missouri corporation (“Mezzanine”), and Forsyth Baldwin, Inc., a Delaware corporation (“Merger Sub”). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Section 8.01 hereof.

  RECITALS

  WHEREAS, Merger Sub is a wholly-owned Subsidiary of Mezzanine, which in turn is a wholly-owned subsidiary of Buyer, which in turn is a wholly-owned Subsidiary of FCI;

  WHEREAS, the parties intend that Merger Sub be merged with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth herein;

  WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, (a) each share of Class A common stock, par value $0.01 per share, of the Company (the “Company Class A Common Stock”), and (b) each share of Class B common stock, par value $0.01 per share, of the Company (“Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”), will be converted into the right to receive the Merger Consideration;

  WHEREAS, the Board of Directors of the Company (the “Company Board”) (and acting upon the unanimous recommendation of a committee of the Company Board consisting only of independent directors of the Company (the “Transaction Committee”)) has unanimously (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (c) resolved, subject to the terms and conditions set forth in this Agreement, to recommend approval of this Agreement and the transactions contemplated hereby, including adoption of the Merger, by the stockholders of the Company;

  WHEREAS, the respective boards of managers or directors, as applicable, of FCI, Buyer, Mezzanine, and Merger Sub (collectively, the “Forsyth Parties”) have, on the terms and subject to the conditions set forth in this Agreement, unanimously approved this Agreement and the transactions contemplated hereby, including the Merger; and

  EXECUTION VERSION

  WHEREAS, as a material inducement to the Forsyth Parties to enter into this Agreement, the Voting Agreement Stockholders have each entered into a Voting Agreement in the form of Exhibit A pursuant to which the Voting Agreement Stockholders have agreed to vote their shares of Company Stock to approve and adopt this Agreement, to approve the Merger and the other transactions contemplated hereby, subject to the terms set forth therein.

  NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:

  ARTICLE I

  THE MERGER

  Section 1.01 The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the Effective Time, (a) Merger Sub will merge with and into the Company (the “Merger”), and (b) the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under the DGCL as the surviving corporation in the Merger (sometimes referred to herein as the “Surviving Corporation”).

  Section 1.02 Closing. Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) will take place at 10:00 a.m. Eastern time, as soon as practicable (and, in any event, within three Business Days) after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, unless another place is agreed to in writing by the parties hereto, and the actual date of the Closing is hereinafter referred to as the “Closing Date”.

  Section 1.03 Effective Time. Subject to the provisions of this Agreement, at the Closing, the Company, Buyer, Mezzanine and Merger Sub will cause a certificate of merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings or

  EXECUTION VERSION

  recordings required under the DGCL. The Merger will become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Buyer in writing and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

  Section 1.04 Effects of the Merger. The Merger shall have the effects set forth herein and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

  Section 1.05 Certificate of Incorporation; By-laws. At the Effective Time, (a) the certificate of incorporation of the Company shall be amended so as to read in its entirety as set forth in Exhibit B, and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law, and (b) the by-laws of Merger Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation until thereafter amended in accordance with the terms thereof, the certificate of incorporation of the Surviving Corporation or as provided by applicable Law.

  Section 1.06 Directors and Officers. The directors and officers of Merger Sub, in each case, immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Surviving Corporation.

  ARTICLE II

  EFFECT OF THE MERGER ON CAPITAL STOCK

  Section 2.01 Conversion of Capital Stock.

  (a) Cancellation of Certain Company Common Stock. At the Effective Time, each share of Company Common Stock that immediately prior to the Effective Time is owned by the Forsyth Parties or the Company (as treasury stock or otherwise) or

  EXECUTION VERSION

  any of their respective direct or indirect wholly-owned Subsidiaries will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

  (b) Conversion of Company Common Stock. At the Effective Time, each share of Company Common Stock issued and outstanding (other than (i) shares to be cancelled and retired in accordance with Section 2.01(a), and (ii) Dissenting Shares) will be converted into the right to receive $0.96 in cash, without interest (the “Merger Consideration”), as adjusted pursuant to Section 2.04, whereupon such shares of Company Common Stock will no longer be outstanding and will cease to exist.

  (c) Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

  Section 2.02 Surrender and Payment.

  (a) No later than two Business Days prior to the Effective Time, FCI and Buyer shall appoint an exchange agent reasonably acceptable to the Company (the “Exchange Agent”), and enter into an exchange agent agreement with the Exchange Agent, in form and substance reasonably acceptable to the Company and Buyer, to act as the agent for the purpose of exchanging the Merger Consideration for: (i) the Certificates, or (ii) book-entry shares which immediately prior to the Effective Time represented shares of Company Common Stock (the “Book-Entry Shares”). At or prior to the Effective Time, FCI or Buyer shall deposit, or cause the Surviving Corporation to deposit, with the Exchange Agent, sufficient funds to pay the aggregate Merger Consideration that is payable in respect of the shares of Company Common Stock (the “Payment Fund”). The Payment Fund shall not be used for any other purpose. The Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of shares for the Merger Consideration. Promptly after the Effective Time (but in no event later than one Business Day after the Effective Time), Buyer shall send, or shall cause the Exchange Agent to send, to each record holder of shares of Company Common Stock entitled to Merger Consideration at the Effective Time, a letter of transmittal and instructions (which shall be in customary form and shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates to the Exchange Agent or, in the case of the Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) for use in such exchange.

  (b) Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive the Merger Consideration in respect of the Company Common Stock represented by a Certificate or Book-Entry Share upon (i) surrender to the Exchange Agent of a

  EXECUTION VERSION

  Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Exchange Agent, or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares. Until so surrendered or transferred, as the case may be, and subject to the terms set forth in Section 2.03, each such Certificate or Book-Entry Share, as applicable, shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration payable in respect thereof. No interest shall be paid or accrued on the cash payable upon the surrender or transfer of any Certificate or Book-Entry Share. Upon payment of the Merger Consideration pursuant to the provisions of this Article II, each Certificate or Certificates so surrendered shall immediately be cancelled.

  (c) If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Book-Entry Share, as applicable, is registered, it shall be a condition to such payment that (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Book-Entry Share shall be properly transferred, and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate or Book-Entry Share, as applicable, or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

  (d) All Merger Consideration paid upon the surrender of Certificates or transfer of Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate or Book-Entry Shares, and from and after the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article II.

  (e) Any portion of the Payment Fund that remains unclaimed by the holders of shares of Company Common Stock entitled to Merger Consideration twelve months after the Effective Time shall be returned to Mezzanine, upon demand, and any such holder who has not exchanged shares of Company Common Stock for the Merger Consideration in accordance with this Section 2.02 prior to that time shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration. Notwithstanding the foregoing, Mezzanine shall not be liable to any holder of shares of Company Common Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any amounts remaining unclaimed by holders of shares of Company Common Stock two years after the Effective Time (or such earlier date immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity) shall become, to the extent permitted by applicable Law, the property of Mezzanine free and clear of any claims or interest of any Person previously entitled thereto.

  EXECUTION VERSION

  (f) Any portion of the Merger Consideration made available to the Exchange Agent in respect of any Dissenting Shares shall be returned to the Surviving Corporation, upon demand.

  Section 2.03 Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled in accordance with Section 2.01(a)) and held by a holder who has properly exercised appraisal rights of such shares in accordance with Section 262 of the DGCL (such shares of Company Common Stock being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder’s appraisal rights under the DGCL with respect to such shares) shall not be converted into a right to receive the Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however, that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder’s right to appraisal pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.01(b), without interest thereon, upon surrender of such Certificate formerly representing such share or transfer of such Book-Entry Share, as the case may be. The Company shall provide the Forsyth Parties prompt written notice of any demand received by the Company for appraisal of shares of Company Common Stock, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL that relates to such demand, and the Forsyth Parties shall have the opportunity and right to direct all negotiations and proceedings with respect to such demands. Except with the prior written consent of FCI (which consent shall not be unreasonably withheld), the Company shall not make any payment with respect to, or settle or offer to settle, any such demand.

  Section 2.04 Adjustments. Without limiting the other provisions of this Agreement, the Merger Consideration shall be subject to adjustment as set forth in this Section 2.04.

  (a) The Merger Consideration set forth in Section 2.01(b) assumes that there will be 15,799,901 shares of Company Common Stock and $1,253,525.75 paid to settle in-the-money Options and in-the-money Warrants issued and outstanding at the Effective Time pursuant to Sections 2.07 and 2.08 and thus that the total equity value paid will be $16,421,430.70. If any change in the equity capital structure of the Company shall occur,

  EXECUTION VERSION

  including without limitation by reason of the issuance of the Eleventh Amendment Additional Warrants or any other warrants to the Company’s lenders not outstanding as of the date of this Agreement, and including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or distribution paid in stock, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change.

  (b) The aggregate Merger Consideration to be paid as set forth in Section 2.01(b) shall be adjusted downward, on a dollar-for-dollar basis, to the extent that:

  (i) A minus B is less than $1,800,000, where

A	=	the sum of (I) the Company’s aggregate cash balances (excluding any restricted cash), plus (II) the amount of Transaction-Related Expenses paid by the Company in cash, plus (III) the amount of indebtedness under the Japanese Credit Facilities repaid after the date hereof and prior to the Closing, plus (IV) the amount of mandatory prepayments of debt under Section 6.2.2(b) of the Credit Agreement made by the Company after the date hereof and prior to the Closing, plus (V) the amount of any 2011 Christmas bonuses paid by Baldwin Germany GmbH (up to the euro equivalent of $400,000) after the date hereof and prior to the Closing pursuant to the July 8, 2011 company agreement between the management and the company council of Baldwin Germany GmbH, and

B	=	the sum of (I) the amount of indebtedness incurred (including borrowings under existing lines of credit) under the Japanese Credit Facilities after the date hereof and prior to the Closing, plus (II) the balance of Aged A/P, in each case as of date of the Company’s most recent weekly global cash report and global accounts payable aging report (as referenced in Section 5.03(b)) prior to the calculation to be performed pursuant to Section 2.04(d).

By way of example:

if A = $5,200,000 and B = $5,000,000, then A minus B is $200,000 and the downward adjustment is $1,600,000 ($1,800,000 minus $200,000); or

if A = $5,000,000 and B = $5,500,000, then A minus B is negative $500,000 and the downward adjustment is $2,300,000 ($1,800,000 minus negative $500,000);

  EXECUTION VERSION

  (ii) the amount of the Company’s Transaction-Related Expenses paid or incurred exceed $1,400,000; and/or

  (iii) the Eleventh Amendment Additional Fees become payable or the Company otherwise incurs fees to its lenders in connection with the transactions contemplated by this Agreement or in connection with any default, financing or refinancing after the date of this Agreement.

  In the event of any reduction in the aggregate Merger Consideration pursuant to this Section 2.04(b), such reduction shall be applied on a pro rata basis to calculate the per share Merger Consideration.

  (c) The parties agree that the aggregate cash balances determined pursuant to Section 2.04(b)(i), the amount of Transaction-Related Expenses determined pursuant to Sections 2.04(b)(i) and (ii), and the balance of Aged A/P determined pursuant to Section 2.04(b)(i) shall be calculated in U.S. dollars. To the extent that any balances are denominated in currencies other than U.S. dollars, such balances shall be converted into U.S. dollars using the exchange rates set forth in Exhibit C for purposes of performing the calculations referenced in Section 2.04(b). In the event that any amount is denominated in a currency whose exchange rate is not set forth in Exhibit C, then such amount shall be converted into U.S. dollars using the applicable exchange rate set forth in the “Currencies” table of the edition of The Wall Street Journal issued on the date of this Agreement.

  (d) The parties shall calculate the Merger Consideration adjustments, if any, pursuant to Sections 2.04(a) and (b) as of the close of business in the United States four Business Days prior to the anticipated Closing Date. If such adjustments would result in per share Merger Consideration (the “Adjusted Per Share Merger Consideration”) less than the Initial Proxy Solicitation Merger Consideration Floor, (i) the Company shall adjourn the scheduled Company Stockholders Meeting in accordance with the DGCL, amend or supplement the Company Proxy Statement to reflect the Adjusted Per Share Merger Consideration as determined pursuant to this Section 2.04 in accordance with applicable SEC rules and resolicit the approval of the Company’s Stockholders in favor of this Agreement, the Merger, and the other transactions contemplated hereby (including such adjusted per share Merger Consideration) in accordance with the requirements of this Agreement; (ii) subject to Section 7.02(a), the Closing shall be delayed by an additional number of days appropriate to accomplish such resolicitation; and (iii) the Adjusted Per Share Merger Consideration shall not be subject to further adjustment pursuant to Section 2.04(b).

  Section 2.05 Withholding Rights. Each of the Exchange Agent, the Forsyth Parties and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article II such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of

  EXECUTION VERSION

  1986, as amended, and applicable Treasury Regulations issued pursuant thereto (the “Code”), or any provision of state, local or foreign Tax Law. To the extent that amounts are so deducted and withheld by the Exchange Agent, the Forsyth Parties or the Surviving Corporation, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Exchange Agent, the Forsyth Parties or the Surviving Corporation, as the case may be, made such deduction and withholding.

  Section 2.06 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares formerly represented by such Certificate as contemplated under this Article II.

  Section 2.07 Treatment of Stock Options and Other Stock-based Compensation.

  (a) The Company shall take all requisite action so that, at the Effective Time, each option to acquire shares of Company Common Stock (each, a “Company Stock Option”) that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of the Forsyth Parties, the Company, the holder of that Company Stock Option or any other Person, cancelled and converted into the right to receive from FCI, Buyer, Mezzanine, and the Surviving Corporation, as promptly as reasonably practicable after the Effective Time, an amount in cash, without interest, equal to the product of (x) the aggregate number of shares of Company Common Stock subject to such Company Stock Option, multiplied by (y) the excess, if any, of the Merger Consideration over the per share exercise price under such Company Stock Option, less any Taxes required to be withheld in accordance with Section 2.05.

  (b) The Company shall take all requisite action so that, at the Effective Time, each restricted stock unit award and other right, contingent or accrued, to acquire or receive shares of Company Common Stock or benefits measured by the value of such shares, and each award of any kind consisting of shares of Company Common Stock that may be held, awarded, outstanding, payable or reserved for issuance under any Company Stock Plan (as defined below), other than Company Stock Options (each, a “Company Stock Award”) immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of the Forsyth Parties, the Company, the holder of that Company Stock Award or any other Person, cancelled and converted into the right to receive from FCI, Buyer, Mezzanine, and the Surviving Corporation, as promptly as reasonably practicable after the Effective

  EXECUTION VERSION

  Time, an amount in cash, without interest, equal to the product of (x) the aggregate number of shares of Company Common Stock represented by such Company Stock Award multiplied by (y) the Merger Consideration, less any Taxes required to be withheld in accordance with Section 2.05.

  (c) At or prior to the Effective Time, the Company, the Company Board and the compensation committee of such board, as applicable, shall adopt any resolutions and take any actions (including obtaining any employee consents) that may be necessary to effectuate the provisions of Sections 2.07(a) and (b).

  Section 2.08 Treatment of Warrants. The Company shall take all requisite action so that, at the Effective Time, each warrant to purchase shares of Company Common Stock (each, a “Warrant”) that is issued and outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of the Forsyth Parties, the Company, the holder of the Warrant or any other Person, cancelled and converted into the right to receive from FCI, Buyer, Mezzanine, and the Surviving Corporation, as promptly as reasonably practicable after the Effective Time, an amount in cash, without interest, equal to the product of (x) the aggregate number of shares of Company Common Stock in respect of such Warrant multiplied by (y) the excess, if any, of the Merger Consideration over the per share exercise price under such Warrant, less any taxes to be withheld in accordance with Section 2.05. At or prior to the Effective Time, the Company, the Company Board and the compensation committee of such board, as applicable, shall adopt any resolutions and take any actions (including obtaining any employee consents) that may be necessary to effectuate the provisions of this Section 2.08.

  ARTICLE III

  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

  Except as (a) disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 filed with the SEC, (b) disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 filed with the SEC (the “First Quarter 10-Q”), (c) disclosed in a Company Current Report on Form 8-K filed with the SEC subsequent to the filing of the First Quarter 10-Q and prior to the date hereof, or (d) set forth in the correspondingly numbered Section of the disclosure letter, dated the date of this Agreement and delivered by the Company to the Forsyth Parties prior to the execution of this Agreement (the “Company Disclosure Letter”), it being understood and agreed that disclosure of any such item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure in all other sections or subsections of the Company Disclosure Letter to the extent that the relevance of such item to such sections or subsections is reasonably apparent, the Company hereby represents and warrants to the Forsyth Parties as follows:

  EXECUTION VERSION

  Section 3.01 Organization; Standing and Power; Charter Documents; Minutes; Subsidiaries.

  (a) Organization; Standing and Power. The Company and each of its Subsidiaries is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company or other organizational, as applicable, power and authority to own, lease and operate its assets and to carry on its business as now conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company or other legal entity and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (b) Charter Documents. The Company has delivered or made available to FCI a true and correct copy of the certificate of incorporation (including any certificate of designations), by-laws or like organizational documents, each as amended to date (collectively, the “Charter Documents”), of the Company and each of its Subsidiaries. The Company is not in violation of any of the provisions of its Charter Documents. No Subsidiary of the Company is in violation of any of the provisions of its Charter Documents except where such violation or violations would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (c) Subsidiaries. Section 3.01(c)(i) of the Company Disclosure Letter lists each of the Subsidiaries of the Company as of the date hereof and its place of organization. Section 3.01(c)(ii) of the Company Disclosure Letter sets forth, for each Subsidiary that is not, directly or indirectly, wholly-owned by the Company, (x) the number and type of any capital stock of, or other equity or voting interests in, such Subsidiary that is outstanding as of the date hereof and (y) the number and type of shares of capital stock of, or other equity or voting interests in, such Subsidiary that, as of the date hereof, are owned, directly or indirectly, by the Company. Except as set forth in Section 3.01(c)(iii) of the Company Disclosure Letter, all of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company that is owned directly or indirectly by the Company have been validly issued, were issued free of pre-emptive rights and are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens (x) imposed by applicable securities Laws or (y) arising pursuant to the Charter Documents of any non-wholly-owned Subsidiary of the Company. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.

  EXECUTION VERSION

  Section 3.02 Capital Structure.

  (a) Capital Stock. The authorized capital stock of the Company consists of: (i) 45,000,000 shares of Company Class A Common Stock, and (ii) 4,500,000 shares of Company Class B Common Stock. As of the date of this Agreement, (x) 15,799,901 shares were issued and outstanding (consisting of 14,707,346 shares of Company Class A Common Stock and 1,092,555 shares of Company Class B Common Stock), and (y) no shares of Company Class A Common Stock and no shares of Class B Common Stock were issued and held by the Company in its treasury. All of the outstanding shares of capital stock of the Company are, and all shares of capital stock of the Company which may be issued as contemplated or permitted by this Agreement will be, when issued, duly authorized and validly issued, fully paid and non-assessable and not subject to any pre-emptive rights. No Subsidiary of the Company owns any shares of Company capital stock.

  (b) Stock Awards.

  (i) As of the date of this Agreement, an aggregate of 2,685,412 shares of Company Common Stock (consisting of 2,685,412 shares of Company Class A Common Stock and no shares of Company Class B Common Stock) were subject to issuance pursuant to Company Stock Options or Company Stock Awards granted under the Company’s 1996 Stock Option Plan, the 1998 Non-Employee Directors’ Stock Option Plan, and the 2005 Equity Compensation Plan (the plans referred to immediately above and the award or other applicable agreements entered into thereunder, in each case as amended, are collectively referred to herein as the “Company Stock Plans”) and certain non-plan Company Equity Awards. Section 3.02(b)(i) of the Company Disclosure Letter sets forth as of the date hereof a list of each outstanding Company Equity Award granted under the Company Stock Plans as well as any non-plan Company Equity Awards and (A) the name of the holder of such Company Equity Award, (B) the number and class of shares of Company Common Stock subject to such outstanding Company Equity Award, (C) the exercise price, purchase price or similar pricing of such Company Equity Award, (D) the date on which such Company Equity Award was granted or issued, (E) the applicable vesting schedule, and the extent to which such Company Equity Award is vested and exercisable as of the date hereof, and (F) with respect to Company Stock Options, the dates on which such Company Stock Options expire. All shares of Company Common Stock subject to issuance under the Company Stock Plans or any non-plan Equity Awards, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable.

  (ii) Except for the Company Stock Plans and as set forth in Section 3.02(b)(ii) of the Company Disclosure Letter, there are no Contracts to which the

  EXECUTION VERSION

  Company is a party obligating the Company to accelerate the vesting of any Company Equity Award as a result of the transactions contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events). Other than the Company Equity Awards and the Warrants, as of the date hereof, there are no outstanding (A) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt or shares of capital stock of the Company, (B) options, warrants or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt or shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) the Company or any of its Subsidiaries or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company or any of its Subsidiaries, in each case that have been issued by the Company or its Subsidiaries (the items in clauses (A), (B) and (C), together with the capital stock of the Company, being referred to collectively as “Company Securities”). All outstanding shares of Company Common Stock, all outstanding Company Equity Awards, all outstanding Warrants, and all outstanding shares of capital stock, voting securities or other ownership interests in any Subsidiary of the Company, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.

  (iii) Except as set forth in the Warrants, there are no outstanding Contracts requiring the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities or Company Subsidiary Securities. Neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to any Company Securities or Company Subsidiary Securities.

  (c) Voting Debt; Warrants. No bonds, debentures, notes or other indebtedness issued by the Company or any of its Subsidiaries (i) having the right to vote on any matters on which stockholders or equity holders of the Company or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right), or (ii) the value of which is directly based upon or derived from the capital stock, voting securities or other ownership interests of the Company or any of its Subsidiaries, are issued or outstanding (collectively, “Voting Debt”). As of the date hereof, an aggregate of 982,909 shares of Company Class A Common Stock are subject to, and 982,909 shares of Company Class A Common Stock are reserved for issuance upon exercise of, the Warrants.

  (d) Company Subsidiary Securities. As of the date hereof, there are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt, capital stock, voting securities or other ownership interests in any Subsidiary of the Company, (ii) options, warrants or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt, capital stock, voting

  EXECUTION VERSION

  securities or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities or other ownership interests in) any Subsidiary of the Company, or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, any Subsidiary of the Company, in each case that have been issued by a Subsidiary of the Company (the items in clauses (i), (ii) and (iii), together with the capital stock, voting securities or other ownership interests of such Subsidiaries, being referred to collectively as “Company Subsidiary Securities”).

  Section 3.03 Authority; Non-contravention; Governmental Consents.

  (a) Authority. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and, subject to, in the case of the consummation of the Merger, adoption of this Agreement by the affirmative vote or consent of the holders of a majority of the outstanding shares of Company Common Stock (the “Requisite Company Vote”), to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only, in the case of consummation of the Merger, to the receipt of the Requisite Company Vote. The Requisite Company Vote is the only vote or consent of the holders of any class or series of the Company’s capital stock necessary to approve and adopt this Agreement, approve the Merger and consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Forsyth Parties, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Laws affecting creditors rights generally and by general principles of equity.

  (b) Non-contravention. Except as set forth in Section 3.03(b) of the Company Disclosure Letter, the execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated by this Agreement, including the Merger, do not and will not: (i) contravene or conflict with, or result in any violation or breach of, the Charter Documents of the Company or any of its Subsidiaries; (ii) subject to compliance with the requirements set forth in Sections 3.03(c)(i) through (v) and, in the case of the consummation of the Merger, obtaining the Requisite Company Vote, conflict with or

  EXECUTION VERSION

  violate any Law applicable to the Company, any of its Subsidiaries or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation, or require any Consent under, any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound as of the date hereof; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except, in the case of each of clauses (ii), (iii) and (iv), for any conflicts, violations, breaches, defaults, alterations, terminations, amendments, accelerations, cancellations or Liens, or where the failure to obtain any Consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (c) Governmental Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to (any of the foregoing being a “Consent”), any supranational, national, state, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority (a “Governmental Entity”) is required to be obtained or made by the Company in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the Merger and other transactions contemplated hereby, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) the filing of the Company Proxy Statement with the Securities and Exchange Commission (“SEC”) in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement; (iii) such Consents as may be required under any antitrust and competition Laws and foreign investment Laws (“Antitrust Laws”), in any case that are applicable to the transactions contemplated by this Agreement; (iv) such Consents as may be required under applicable state securities or “blue sky” Laws and the securities Laws of any foreign country or the rules and regulations of NYSE Amex; (v) the other Consents of Governmental Entities listed in Section 3.03(c) of the Company Disclosure Letter; and (vi) such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (d) Board Approval. The Company Board, by resolutions duly adopted by unanimous vote at a meeting of all directors of the Company duly called and held and, as of the date hereof, not subsequently rescinded or modified in any way, has, as of the date hereof (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company’s stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Merger, in accordance with the DGCL, (iii) directed that

  EXECUTION VERSION

  this Agreement be submitted to Company’s stockholders for adoption, and (iv) resolved to recommend that the Company stockholders adopt this Agreement (collectively, the “Company Board Recommendation”) and directed that such matter be submitted for consideration of the stockholders of the Company at the Company Stockholders Meeting.

  (e) Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation (including Section 203 of the DGCL) enacted under any federal, state, local or foreign laws applicable to the Company is applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement. The Company Board has taken all actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in such Section 203) will not apply to the execution, delivery or performance of this Agreement and the consummation of the Merger and the other transactions contemplated hereby.

  Section 3.04 SEC Filings; Financial Statements; Internal Controls; Sarbanes-Oxley Act Compliance.

  (a) SEC Filings. The Company has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since July 1, 2008 (the “Company SEC Documents”). Except as set forth in Section 3.04(a) of the Company Disclosure Letter, as of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents. None of the Company SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is required to file or furnish any forms, reports or other documents with the SEC.

  (b) Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with United States generally accepted accounting principles (“GAAP”)

  EXECUTION VERSION

  applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries at the respective dates thereof and the consolidated results of the Company’s operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC.

  (c) Internal Controls. The Company has established and maintains a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (ii) that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with authorizations of management and the Company Board, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s and its Subsidiaries’ assets that could have a material effect on the Company’s financial statements.

  (d) Disclosure Controls and Procedures. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to reasonably ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company has disclosed, based on its most recent evaluation of such disclosure controls and procedures prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board and on Section 3.04(d) of the Company Disclosure Letter (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting, and (ii) any fraud that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in Public Company Accounting Oversight Board Auditing Standard 2, as in effect on the date of this Agreement.

  (e) Undisclosed Liabilities. Except as set forth in Section 3.04(c) of the Company Disclosure Letter, the audited balance sheet of the Company dated as of June 30, 2011 contained in the Company SEC Documents filed prior to the date hereof is hereinafter referred to as the “Company Balance Sheet.” Neither the Company nor any

  EXECUTION VERSION

  of its Subsidiaries has any Liabilities other than Liabilities that (i) are reflected or recorded on the Company Balance Sheet (including in the notes thereto), (ii) were incurred since the date of the Company Balance Sheet in the ordinary course of business, (iii) are incurred in connection with the transactions contemplated by this Agreement, or (iv) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (f) Off-balance Sheet Arrangements. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or such Subsidiary’s published financial statements or other Company SEC Documents.

  (g) Sarbanes-Oxley Compliance. The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the “Sarbanes-Oxley Act”), and the applicable listing and corporate governance rules of NYSE Amex, except for any non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  Section 3.05 Absence of Certain Changes or Events. Except as set forth in Section 3.05 of the Company Disclosure Letter, since the date of the Company Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of the Company and each of its Subsidiaries has been conducted in the ordinary course of business and there has not been or occurred any Company Material Adverse Effect or any event, condition, change or effect that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  Section 3.06 Taxes. Except as set forth in Section 3.06 of the Company Disclosure Letter:

  (a) Filing of Tax Returns. (i) The Company and each of its Subsidiaries have duly filed or caused to be filed, in a timely manner, with the appropriate Tax Authority, all material Tax Returns required to be filed (determined with regard to any timely extensions) by it or them on or before the date hereof; (ii) each such Tax Return (including any amendment thereto) is true, correct, and complete in all material respects;

  EXECUTION VERSION

  and (iii) all Taxes of the Company and each of its Subsidiaries, whether or not, or shown to be due on such Tax Returns (or in respect of subsequent assessments with regard thereto), have been timely paid, or the Company has established adequate accruals on the Company financial statements for Taxes in accordance with GAAP. The Company has made available to FCI true, correct and complete copies of the Company’s federal, state, local and foreign income and other requested Tax Returns (and such amended Tax Returns, revenue agents’ reports, and other notices from the Internal Revenue Service or state Tax Authorities) for all Tax years since June 30, 2008. The Company has made available to FCI true, correct and complete copies of all reports and statements made or received by or on behalf of the Company and each of its Subsidiaries that relate to Taxes and all examination reports and statements of deficiencies received by or agreed to by any of them with respect to any Tax Return since June 30, 2008.

  (b) Audits. There is no audit currently pending against the Company or any of its Subsidiaries in respect of any Taxes. There are no Liens on any of the assets of the Company or any of its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any material amount of Tax, other than Liens for Taxes not yet due and payable or which are being contested in good faith. There have not been, and are not pending or threatened, audits, investigations, claims, proposals or assessments for or relating to any liability in respect of any Tax Returns or Taxes relating to the Company or any of its Subsidiaries, except for (i) deficiencies with respect to Tax periods for which the applicable statute of limitations has expired, (ii) deficiencies which would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, or (iii) deficiencies which have been satisfied by payment, settled or withdrawn or which are being contested in good faith and are Taxes for which the Company has established adequate accruals on the Company Balance Sheet in accordance with GAAP.

  (c) (i) Neither the Company nor any of its Subsidiaries is a party to any Tax allocation or sharing agreement (other than one solely between or among the Company and its Subsidiaries), or any tax indemnity agreement; (ii) neither the Company nor any of its Subsidiaries has liability for the Taxes of any other Person (other than the Company and its Subsidiaries) under Treasury Regulation section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, by contract or otherwise; (iii) neither the Company nor any of its Subsidiaries has made, is obligated to make or is a party to any agreement that under certain circumstances could obligate any of them to make any payments that will not be deductible for federal income tax purposes under section 280G of the Code or would be subject to an excise tax under section 4999 of the Code; (iv) neither the Company nor any of its Subsidiaries has been or are a United States real property holding corporation within the meaning of Code section 897(c)(2); (v) neither the Company nor any of its Subsidiaries has any application pending with any Tax Authority requesting permission for any change in accounting method that affects any taxable year beginning after December 31, 2008; (vi) the Company and each of its Subsidiaries have disclosed on their federal income Tax Returns (and, to the extent comparable provisions exist under state law or foreign law, state or foreign income Tax

  EXECUTION VERSION

  Returns) all positions taken therein that could give rise to substantial understatement of federal income Taxes within the meaning of Code section 6662 (or comparable provisions of state law); and (vii) neither the Company nor any of its Subsidiaries has participated in any “reportable transaction” or acted as a “material advisor” with respect thereto, as such terms are defined, in the case of “reportable transaction” in the Treasury Regulations under Code sections 6011 and 6112, and in the case of “material advisor,” as defined in Code section 6111. Neither the Company nor any of its Subsidiaries (i) has since January 1, 2010 been a party to a tax-free distribution (within the meaning of Code section 355); and (ii) is subject to any private letter ruling of the Internal Revenue Service or comparable rulings of other Tax Authorities that will be binding on any of them with respect to any period following the Closing Date. Neither the Company nor any of its Subsidiaries has created a permanent establishment in any foreign jurisdiction in which it is not currently filing an appropriate Tax Return. Since January 1, 2008, no claim has been made in writing by a Tax Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that any of them is or may be subject to Tax in that jurisdiction.

  (d) The Company has collected or withheld all Taxes that it is required to collect or withhold and paid each Tax withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, stockholder or other party, and materially complied with all information reporting and backup withholding provisions of applicable Law.

  Section 3.07 Intellectual Property.

  (a) Certain Owned Company IP. Section 3.07(a) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of all: (i) Company-Owned IP that is the subject of any issuance, registration, certificate, application or other filing by, to or with any Governmental Authority or authorized private registrar, including registered Trademarks, registered Copyrights, issued Patents, domain name registrations and pending applications for any of the foregoing; and (ii) material unregistered Company-Owned IP.

  (b) Right to Use; Title. The Company or one of its Subsidiaries is the sole and exclusive owner of all right, title and interest in and to, or has the valid right to use all Intellectual Property used or held for use in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted and contemplated (“Company IP”), free and clear of all Liens other than Permitted Liens, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (c) Validity and Enforceability. The Company and its Subsidiaries’ rights in the Company-Owned IP are valid, subsisting and enforceable, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material

  EXECUTION VERSION

  Adverse Effect. The Company and each of its Subsidiaries has taken reasonable steps to maintain the Company IP and to protect and preserve the confidentiality of all Trade Secrets included in the Company IP, except where the failure to take such actions would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (d) Company IP Agreements. Section 3.07(d) of the Company Disclosure Letter contains a complete and accurate list of all Company IP Agreements other than licenses for shrinkwrap, clickwrap or other similar commercially available off-the-shelf Software that has not been modified or customized by a third party for the Company or any of its Subsidiaries. The consummation of the transactions contemplated hereunder will not result in the loss or impairment of any rights of the Company or any of its Subsidiaries under any of the Company IP Agreements, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (e) Non-Infringement. Except as would not be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the conduct of the businesses of the Company and any of its Subsidiaries has not infringed, misappropriated or otherwise violated, and is not infringing, misappropriating or otherwise violating, any Intellectual Property of any other Person; and (ii) to the Knowledge of the Company, no third party is infringing upon, violating or misappropriating any Company IP.

  (f) IP Legal Actions and Orders. Except as set forth in Section 3.07(f) of the Company Disclosure Letter, there are and since January 1, 2008 have been no Legal Actions pending or, to the Knowledge of the Company, threatened: (i) alleging any infringement, misappropriation or violation of the Intellectual Property of any Person by the Company or any of its Subsidiaries; (ii) challenging the validity, enforceability or ownership of any Company-Owned IP or the Company or any of its Subsidiaries’ rights with respect to any Company IP, in each case except for such Legal Actions that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any Company IP, except where compliance with such Order would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  Section 3.08 Compliance; Permits.

  (a) Compliance. The Company and each of its Subsidiaries is and, since January 1, 2008, has been in compliance with, all Laws or Orders applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective businesses or properties is bound, except for such non-compliance that would not reasonably be expected to have, individually or in the aggregate, a

  EXECUTION VERSION

  Company Material Adverse Effect. Since January 1, 2008, no Governmental Entity has issued any notice or notification stating that the Company or any of its Subsidiaries is not in compliance with any Law, except where such non-compliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (b) Permits. The Company and its Subsidiaries hold, to the extent legally required to operate their respective businesses as such businesses are being operated as of the date hereof, all permits, licenses, clearances, authorizations and approvals from Governmental Entities (collectively, “Permits”), except for any Permits for which the failure to obtain or hold would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No suspension or cancellation of any Permits of the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened, except for any such suspension or cancellation which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries is and, since January 1, 2008, has been in compliance with the terms of all Permits, except where the failure to be in such compliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  Section 3.09 Litigation. Except as set forth in Section 3.09 of the Company Disclosure Letter, as of the date hereof, there is no material claim, action, suit, arbitration, proceeding or, to the Knowledge of the Company, governmental investigation (each, a “Legal Action”), pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets, in each case by or before any Governmental Entity, other than any such Legal Action that (a) does not involve an amount in controversy in excess of $50,000, and (b) does not seek material injunctive or other material non-monetary relief. None of the Company or any of its Subsidiaries is subject to any order, writ, assessment, decision, injunction, decree, ruling or judgment of a Governmental Entity (“Order”), whether temporary, preliminary or permanent, which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as set forth in Section 3.09 of the Company Disclosure Letter, as of the date hereof, to the Knowledge of the Company, there is and since January 1, 2008 has been no SEC inquiry or investigation, other governmental inquiry or investigation or internal investigation pending or, to the Knowledge of the Company, threatened, in each case regarding any accounting practices of the Company or any of its Subsidiaries or any malfeasance by any executive officer of the Company.

  Section 3.10 Brokers’ and Finders’ Fees. Except for fees payable to Duff & Phelps Securities, LLC and Duff & Phelps, LLC (the “Company Financial Advisor”), the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby. A correct and complete copy of the engagement letter between the Company and the Company Financial Advisor has been made available to FCI.

  EXECUTION VERSION

  Section 3.11 Related Party Transactions. Except as set forth in Section 3.11 of the Company Disclosure Letter, no executive officer or director of the Company or any of its Subsidiaries or any person owning 5% or more of the shares of Company Common Stock (or any of such person’s immediate family members or Affiliates or associates) is a party to any Contract with or binding upon the Company or any of its Subsidiaries or any of their respective assets, rights or properties or has any interest in any property owned by the Company or any of its Subsidiaries or has engaged in any transaction with any of the foregoing since January 1, 2010.

  Section 3.12 Employee Matters.

  (a) Schedule. Section 3.12(a) of the Company Disclosure Letter contains an accurate and complete list, as of the date hereof, of each material plan, program, policy, agreement, collective bargaining agreement or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock or stock-based awards, fringe, retirement, death, disability or medical benefits or other employee benefits or remuneration of any kind, including each employment, severance, retention, change in control or consulting plan, program arrangement or agreement, in each case whether written or unwritten or otherwise, funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, which is or has been sponsored, maintained, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries for the benefit of any current or former employee, independent contractor, consultant or director of the Company or any of its Subsidiaries (each, a “Company Employee”), or with respect to which the Company or any of its Subsidiaries has or may have any material Liability (collectively, the “Company Employee Plans”).

  (b) Continued Employment of Certain Key Employees. Copies of letters from Steffen Weisser, Birger Hansson, Peter Hultberg, and Pat Keogh stating their intention as of the date hereof not to terminate their employment with the Company or a Subsidiary of the Company, as applicable, prior to the first anniversary of the Closing Date have been provided to FCI.

  (c) Documents. The Company has made available to FCI correct and complete copies (or, if a plan is not written, a written description) of all Company Employee Plans and amendments thereto in each case that are in effect as of the date hereof, and, to the extent applicable, (i) all related trust agreements, funding arrangements and insurance contracts now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise, (ii) the most recent determination letter received regarding the tax-qualified status of each Company

  EXECUTION VERSION

  Employee Plan, (iii) the most recent financial statements for each Company Employee Plan, (iv) the Form 5500 Annual Returns/Reports for the most recent plan year for each Company Employee Plan, (v) the current summary plan description for each Company Employee Plan and (vi) the most recent actuarial valuation reports related to any Company Employee Plans.

  (d) Employee Plan Compliance. Except as set forth in Section 3.12(d) of the Company Disclosure Letter, (i) each Company Employee Plan has been established, administered, and maintained in all material respects in accordance with its terms and in material compliance with applicable Laws, including but not limited to ERISA and the Code; (ii) all the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code have received timely determination letters from the IRS and, as of the date hereof, no such determination letter has been revoked nor, to the Knowledge of the Company, has any such revocation been threatened, and to the Knowledge of the Company, as of the date hereof, no circumstance exists that is likely to result in the loss of such qualified status under Section 401(a) of the Code; (iii) the Company and its Subsidiaries, where applicable, have timely made all material contributions and other material payments required by and due under the terms of each Company Employee Plan and applicable Law, and all benefits accrued under any unfunded Company Employee Plan have been paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with GAAP; (iv) except to the extent limited by applicable Law, each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to the Forsyth Parties, the Company or any of their Subsidiaries (other than ordinary administration expenses and in respect of accrued benefits thereunder); (v) as of the date hereof, there is no material audit, inquiry or Legal Action pending or, to the Knowledge of the Company, threatened by the IRS or the U.S. Department of Labor, or any similar Governmental Entity with respect to any Company Employee Plan; (vi) as of the date hereof, there is no material Legal Action pending, or, to the Knowledge of the Company, threatened with respect to any Company Employee Plan (in each case, other than routine claims for benefits); and (vii) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has engaged in a transaction that could subject the Company or any Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

  (e) Neither the Company nor any Company ERISA Affiliate has incurred or reasonably expects to incur, either directly or indirectly, any material liability under Title IV of ERISA relating to employee benefit plans.

  (f) Certain Company Employee Plans. With respect to each Company Employee Plan:

  (i) no such plan is a “multi-employer plan” within the meaning of Section 3(37) of ERISA or a “multiple employer plan” within the meaning of Section 413(c) of the Code and neither the Company nor any of its ERISA affiliates has at any time contributed to or had any liability or obligation in respect of any such multi-employer plan or multiple employer plan;

  EXECUTION VERSION

  (ii) no Legal Action has been initiated by the Pension Benefit Guaranty Corporation to terminate any such plan or to appoint a trustee for any such plan;

  (iii) no such plan is subject to the minimum funding standards of Section 302 of ERISA or Section 412 of the Code, and no plan listed in Section 3.12(a) of the Company Disclosure Letter has failed to satisfy the minimum funding standards of Section 302 of ERISA or Section 412 of the Code; and

  (iv) no “reportable event,” as defined in Section 4043 of ERISA, has occurred with respect to any such plan.

  (g) No Post-Employment Obligations. Except as set forth in Section 3.12(g) of the Company Disclosure Letter, no Company Employee Plan provides post-termination or retiree welfare benefits to any person for any reason, except as may be required by COBRA or other applicable Law, and neither the Company nor any Company ERISA Affiliate has any Liability to provide post-termination or retiree welfare benefits to any person or ever represented, promised or contracted to any Company Employee (either individually or to Company Employees as a group) or any other person that such Company Employee(s) or other person would be provided with post-termination or retiree welfare benefits, except to the extent required by COBRA or other applicable Law.

  (h) No Plan Audit. No Company Employee Plan has within the three years prior to the date hereof, been the subject of an examination or audit by a Governmental Entity or is the subject of an application or filing under, or is a participant in, an amnesty, voluntary compliance, self-correction or similar program sponsored by any Governmental Entity.

  (i) Section 409A Compliance. Each Company Employee Plan that is subject to Section 409A of the Code has been operated in compliance with such section and all applicable regulatory guidance (including, without limitation, proposed regulations, notices, rulings, and final regulations).

  (j) Health Care Compliance. Each of the Company and its Subsidiaries complies in all material respects with the applicable requirements of COBRA or any similar state statute with respect to each Company Employee Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code or such state statute.

  (k) Effect of Transaction. Except as set forth in Section 3.12(k) of the Company Disclosure Letter, neither the execution of this Agreement, the consummation of the Merger, nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former director, employee, contractor or consultant of the Company to severance pay or any other payment; (ii) accelerate the time of payment, funding, or vesting, or increase the amount of compensation due to any such individual; (iii) limit or

  EXECUTION VERSION

  restrict the right of the Company to merge, amend or terminate any Company Employee Plan; (iv) increase the amount payable or result in any other material obligation pursuant to any Company Employee Plan; or (v) result in “excess parachute payments” within the meaning of Section 280G(b) of the Code.

  (l) Employment Law Matters. The Company and each of its Subsidiaries: (i) is in compliance with all applicable Laws and agreements respecting hiring, employment, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee health and safety, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll taxes, and immigration with respect to Company Employees and contingent workers; and (ii) is in compliance with all applicable Laws relating to the relations between it and any labor organization, trade union, work council or other body representing Company Employees, except, in the case of clauses (i) and (ii) immediately above, where the failure to be in compliance with the foregoing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (m) Labor. Except as set forth in Section 3.12(m) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is or since January 1, 2008 has been party to, or subject to, any collective bargaining agreement or other agreement with any labor organization, work council or trade union with respect to any of its or their operations. No material work stoppage, slowdown or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed within the United States is pending or threatened or has been pending or threatened since January 1, 2008, and, to the Knowledge of the Company, no material work stoppage, slowdown or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed outside the United States is pending or threatened or has been pending or threatened since January 1, 2008. Except as set forth in Section 3.12(m) of the Company Disclosure Letter, as of the date hereof, none of the Company Employees are represented by a labor organization, work council or trade union and, to the Knowledge of the Company, there is no organizing activity, Legal Action, election petition, union card signing or other union activity or union corporate campaigns of or by any labor organization, trade union or work council directed at the Company or any of its Subsidiaries, or any Company Employees. As of the date hereof, there are, and since January 1, 2008 there has been, no Legal Action, government investigation, or labor grievance pending, or, to the Knowledge of the Company, threatened relating to any employment related matter involving any Company Employee or applicant, including, but not limited to, charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, failure to comply with wage and hour Laws, unfair labor practices, or other alleged violations of Law, except for any of the foregoing which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  EXECUTION VERSION

  Section 3.13 Real Property and Personal Property Matters.

  (a) Owned Real Estate. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or one or more of its Subsidiaries has good and marketable fee simple title to the Owned Real Estate free and clear of any Liens other than the Permitted Liens. Section 3.13(a) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of the Owned Real Estate. As of the date hereof, neither the Company nor any of its Subsidiaries (i) currently lease all or any part of the Owned Real Estate or (ii) has received written notice of any pending, and to the Knowledge of the Company there is no threatened, condemnation proceeding with respect to any of the Owned Real Estate.

  (b) Leased Real Estate. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries has a valid and subsisting leasehold estate in each parcel of real property demised under a Lease for the full term of the respective Lease free and clear of any Liens other than Permitted Liens. Section 3.13(b) of the Company Disclosure Letter contains a complete and correct list, as of the date hereof, of the Leased Real Estate including with respect to each such Lease the date of such Lease and any material amendments thereto. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (x) all Leases are valid and in full force and effect except to the extent they have previously expired or terminated in accordance with their terms, and (y) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, no third party, has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time or both would constitute a default under the provisions of, any Lease. Neither the Company nor any of its Subsidiaries has assigned, pledged, mortgaged, hypothecated or otherwise transferred any Lease nor has the Company or any of its Subsidiaries entered into with any other Person (other than another wholly-owned Subsidiary of the Company) any sublease, license or other agreement that is material to the Company and its Subsidiaries, taken as a whole, and that relates to the use or occupancy of all or any portion of the Leased Real Estate. The Company has delivered or otherwise made available to FCI true and complete copies of all Leases (including all material modifications, amendments, supplements, waivers and side letters thereto) pursuant to which the Company or any of its Subsidiaries thereof leases, subleases or licenses, as tenant, any Leased Real Estate.

  (c) Personal Property. Except as set forth in Section 3.13(c) of the Company Disclosure Letter, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries has good title to all the personal property owned by it, free and clear of all Liens, other than Permitted Liens.

  EXECUTION VERSION

  Section 3.14 Environmental Matters. Except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

  (a) Compliance. The Company and its Subsidiaries are, and have been, in compliance with all Environmental Laws, which compliance includes the possession, maintenance of, compliance with, or application for, all Permits required under applicable Environmental Laws for the operation of the business of the Company and its Subsidiaries as currently conducted.

  (b) Hazardous Substances. Neither the Company nor any of its Subsidiaries has (i) produced, processed, manufactured, generated, transported, treated, handled, used, stored, disposed of or released any Hazardous Substances, except in compliance with Environmental Laws, at any Real Estate, or (ii) exposed any employee or any third party to any Hazardous Substances under circumstances reasonably expected to give rise to any material Liability or obligation under any Environmental Law.

  (c) Certain Proceedings. Neither the Company nor any of its Subsidiaries has received written notice of and there is and since January 1, 2008 has been no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, alleging any Liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment or any other remediation or compliance under any Environmental Law. Neither the Company nor any of its Subsidiaries is or since January 1, 2008 has been subject to any Order or written agreement by or with any Governmental Entity or third party imposing any material Liability or obligation with respect to any of the foregoing.

  Section 3.15 Material Contracts.

  (a) Material Contracts. For purposes of this Agreement, “Company Material Contract” shall mean the following to which the Company or any of its Subsidiaries is a party or any of their respective assets are bound (excluding any Leases):

  (i) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act), whether or not filed by the Company with the SEC;

  (ii) any employment or consulting Contract (in each case with respect to which the Company has continuing obligations as of the date hereof) with any current or former (x) executive officer of the Company, (y) member of the Company Board, or (z) Company Employee providing for an annual base salary in excess of $100,000;

  EXECUTION VERSION

  (iii) any Contract providing for indemnification or any guaranty by the Company or any Subsidiary thereof, in each case that is material to the Company and its Subsidiaries, taken as a whole, other than (x) any guaranty by the Company or a Subsidiary thereof of any of the obligations of (A) the Company or another wholly-owned Subsidiary thereof or (B) any Subsidiary (other than a wholly-owned Subsidiary) of the Company that was entered into in the ordinary course of business pursuant to or in connection with a customer Contract, or (y) any Contract providing for indemnification of customers or other Persons pursuant to Contracts entered into in the ordinary course of business;

  (iv) any Contract that purports to limit in any material respect the right of the Company or any of its Subsidiaries (or, at any time after the consummation of the Merger, Buyer or any of its Subsidiaries) (x) to engage in any line of business, or (y) to compete with any Person or operate in any geographical location;

  (v) any Contract relating to the disposition or acquisition, directly or indirectly (by merger or otherwise), by the Company or any of its Subsidiaries after the date of this Agreement of assets with a fair market value in excess of $100,000;

  (vi) any Contract that contains any provision that requires the purchase of all of the Company’s or any of its Subsidiaries’ requirements for a given product or service from a given third party, which product or service is material to the Company and its Subsidiaries, taken as a whole;

  (vii) any Contract that obligates the Company or any of its Subsidiaries to conduct business on an exclusive or preferential basis with any third party or upon consummation of the Merger will obligate Buyer, Mezzanine, the Surviving Corporation or any of their respective Subsidiaries to conduct business on an exclusive or preferential basis with any third party;

  (viii) any partnership, joint venture or similar Contract that is material to the Company and its Subsidiaries taken as a whole;

  (ix) any mortgage, indenture, guarantee, loan or credit agreement, security agreement or other Contract, in each case relating to indebtedness for borrowed money, whether as borrower or lender, in each case in excess of $100,000, other than (x) accounts receivables and payables, and (y) loans to direct or indirect wholly-owned Subsidiaries of the Company;

  (x) any employee collective bargaining agreement or other Contract with any labor union;

  (xi) any other Contract under which the Company or any of its Subsidiaries is obligated to make payment or incur costs in excess of $100,000 in any year and which is not otherwise described in clauses (i) through (x) above, other than (x) accounts payable, and (y) loans to direct or indirect wholly-owned Subsidiaries of the Company;

  EXECUTION VERSION

  (xii) any Contract which is not otherwise described in clauses (i) through (xi) above that is material to the Company and its Subsidiaries, taken as a whole; or

  (xiii) any Company IP Agreement.

  (b) Schedule of Material Contracts; Documents. Section 3.15(b) of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of all Company Material Contracts. The Company has made available to FCI correct and complete copies of all Company Material Contracts, including any amendments thereto.

  (c) No Breach. Except as set forth in Section 3.15(c) of the Company Disclosure Letter, (i) all the Company Material Contracts are valid and binding on the Company or its applicable Subsidiary, enforceable against it in accordance with its terms, and is in full force and effect, (ii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any Company Material Contract, and (iii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party is in breach, or has received written notice of breach, of any Company Material Contract, except where such breach or violation would not reasonably be expected to have a Company Material Adverse Effect.

  Section 3.16 Proxy Statement. None of the information included or incorporated by reference in the letter to the stockholders, notice of meeting, proxy statement and forms of proxy (collectively, the “Company Proxy Statement”), to be filed with the SEC in connection with the Merger, will, at the date it is first mailed to the Company’s stockholders or at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein in conformity with information supplied by the Forsyth Parties expressly for inclusion or incorporation by reference in the Company Proxy Statement.

  Section 3.17 Fairness Opinion. The Company has received the opinion of the Company Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the qualifications and assumptions set forth therein, the Merger Consideration is fair, from a financial point of view, to the holders of shares of Company Common Stock.

  EXECUTION VERSION

  ARTICLE IV

  REPRESENTATIONS AND WARRANTIES OF THE FORSYTH PARTIES

  The Forsyth Parties hereby jointly and severally represent and warrant to the Company as follows:

  Section 4.01 Organization. Each of the Forsyth Parties is a limited liability company or corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization or incorporation.

  Section 4.02 Authority; Non-contravention; Governmental Consents.

  (a) Authority. Each of the Forsyth Parties has all requisite limited liability company or corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Forsyth Parties and the consummation by the Forsyth Parties of the transactions contemplated hereby have been duly authorized by all necessary limited liability company or corporate action on the part of the Forsyth Parties and no other limited liability company or corporate proceedings on the part of the Forsyth Parties are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only to the filing of the Certificate of Merger pursuant to the DGCL. This Agreement has been duly executed and delivered by the Forsyth Parties and, assuming due execution and delivery by the Company, constitutes the valid and binding obligation of the Forsyth Parties, enforceable against the Forsyth Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Laws affecting creditors rights generally and by general principles of equity.

  (b) Non-contravention. The execution, delivery and performance of this Agreement by the Forsyth Parties and the consummation by the Forsyth Parties of the transactions contemplated by this Agreement, do not and will not: (i) contravene or conflict with, or result in any violation or breach of, the organizational documents of any of the Forsyth Parties; (ii) subject to compliance with the requirements set forth in Sections 4.02(c)(i) - (iv), conflict with or violate any Law applicable to the Forsyth Parties or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation, or require any Consent under any Contract to which FCI or its Subsidiaries, including Buyer, Mezzanine and Merger Sub, are a party or otherwise bound; or (iv) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of the Forsyth Parties, except, in the case of each of clauses (ii), (iii) and (iv), for

  EXECUTION VERSION

  any conflicts, violations, breaches, defaults, terminations, amendments, accelerations, cancellations or Liens, or where the failure to obtain any Consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Forsyth Parties’ ability to consummate the transactions contemplated by this Agreement.

  (c) Governmental Consents. No Consent of any Governmental Entity is required to be obtained or made by the Forsyth Parties in connection with the execution, delivery and performance by the Forsyth Parties of this Agreement or the consummation by the Forsyth Parties of the Merger and other transactions contemplated hereby, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business; (ii) the filing of the Company Proxy Statement with the SEC in accordance with the Exchange Act, and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement; (iii) such Consents as may be required under Antitrust Laws, in any case that are applicable to the transactions contemplated by this Agreement; (iv) such Consents as may be required under applicable state securities or “blue sky” laws and the securities Laws of any foreign country or the rules and regulations of NYSE Amex; and (v) such other Consents which if not obtained or made would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Forsyth Parties’ ability to consummate the transactions contemplated by this Agreement. Except as disclosed by FCI to the Company, no fact or circumstance related to the Forsyth Parties exists, including any current holding or transaction under consideration by any of the Forsyth Parties, that would reasonably be expected to prevent or delay the filings or approvals required under the Antitrust Laws.

  Section 4.03 Proxy Statement. None of the information with respect to the Forsyth Parties that FCI or any of its Representatives furnishes in writing to the Company expressly for use in the Company Proxy Statement, will, at the date such Company Proxy Statement is first mailed to the Company’s stockholders or at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Forsyth Parties with respect to statements made or incorporated by reference therein supplied by the Company or its Representatives expressly for inclusion or incorporation by reference in the Company Proxy Statement.

  EXECUTION VERSION

  Section 4.04 Financial Capability.

  (a) FCI, Buyer and Mezzanine have or will have, and will cause Merger Sub to have, prior to the Effective Time, sufficient funds to pay the aggregate Merger Consideration contemplated by this Agreement and to perform the other obligations of the Forsyth Parties contemplated by this Agreement.

  (b) FCI has provided to the Company a true, accurate and complete copy of an executed commitment letter (the “Equity Commitment Letter”) from Barry-Wehmiller Group Inc. (“BW”) pursuant to which, and subject to the terms and conditions thereof, BW has committed to invest the amount set forth therein (the “Financing”) for the purpose of funding the transactions contemplated hereby. There are no other agreements, side letters or arrangements relating to the Financing except as set forth in the Equity Commitment Letter.

  (c) As of the date hereof, the Equity Commitment Letter is in full force and effect and has not been withdrawn or terminated or otherwise amended or modified in any respect. The Equity Commitment Letter, in the form so delivered, is a legal, valid and binding obligation of FCI and BW. There are no other agreements, side letters or arrangements relating to the Equity Commitment Letter that could affect the availability of the Financing. No event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of FCI under any term or condition of the Equity Commitment Letter, and FCI has no reason to believe that it will be unable to satisfy on a timely basis any term or condition of closing to be satisfied by it contained in the Equity Commitment Letter. There are no commitment fees or other fees required by the Equity Financing Letter. The aggregate proceeds from the Financing constitute all of the financing required to be provided by the Forsyth Parties for the consummation of the transactions contemplated hereby, and are sufficient for the satisfaction of all of the Forsyth Parties’ obligations under this Agreement, including the payment of the aggregate Merger Consideration (including any refinancing of Indebtedness of Buyer or the Surviving Corporation required in connection therewith). The Equity Commitment Letter contains all of the conditions precedent to the obligations of the parties thereunder to make the Financing available to FCI on the terms therein.

  Section 4.05 Legal Proceedings. As of the date hereof, there is no pending or, to the Knowledge of FCI, threatened, Legal Action against FCI or any of its Subsidiaries, including Buyer, Mezzanine and Merger Sub, nor is there any injunction, order, judgment, ruling or decree imposed upon FCI or any of its Subsidiaries, including Buyer, Mezzanine and Merger Sub, in each case, by or before any Governmental Entity, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Forsyth Parties’ ability to consummate the transactions contemplated by this Agreement.

  Section 4.06 Ownership of Company Common Stock. Except for the transactions contemplated by this Agreement, neither FCI nor any of its Affiliates beneficially owns (as defined in Rule 13d-3 of the Exchange Act) any shares of Company Common Stock.

  EXECUTION VERSION

  ARTICLE V

  COVENANTS

  Section 5.01 Conduct of Business of the Company. The Company shall, and shall cause each of its Subsidiaries to, during the period from the date of this Agreement until the Effective Time, except as expressly contemplated by this Agreement or as required by applicable Law or with the prior written consent of FCI, conduct its business in the ordinary course of business consistent with past practice, and, to the extent consistent therewith, the Company shall, and shall cause each of its Subsidiaries to, use its commercially reasonable efforts to preserve substantially intact its and its Subsidiaries’ business organization, to keep available the services of its and its Subsidiaries’ current officers and employees (including, without limitation, Steffen Weisser, Birger Hansson, Peter Hultberg, and Pat Keogh), to preserve its and its Subsidiaries’ present relationships with customers, suppliers, distributors, licensors, licensees and other Persons having business relationships with it. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as otherwise expressly contemplated by this Agreement or as set forth on Section 5.01 of the Company Disclosure Letter or as required by applicable Law, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent (including by e-mail) of FCI (which consent shall not be unreasonably withheld, conditioned or delayed):

  (a) amend its certificate of incorporation or by-laws (or other comparable organizational documents);

  (b) (i) split, combine or reclassify any Company Securities or Company Subsidiary Securities, (ii) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any Company Securities or Company Subsidiary Securities, or (iii) declare, set aside or pay any dividend or distribution (whether in cash, stock, property or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiary);

  (c) issue, sell, pledge, dispose of or encumber any Company Securities or Company Subsidiary Securities, other than (i) the issuance of shares of Company Common Stock upon the exercise of any Company Equity Award outstanding as of the date of this Agreement in accordance with its terms, (ii) the issuance of shares of Company Common Stock in respect of other equity compensation awards outstanding under Company Stock Plans as of the date of this Agreement in accordance with their terms, or (iii) the issuance of shares of Company Common Stock upon exercise of any Warrant that is outstanding as of the date of this Agreement;

  EXECUTION VERSION

  (d) except as required by applicable Law or by any Company Employee Plan or Contract in effect as of the date of this Agreement, (i) increase the compensation payable by the Company or any of its Subsidiaries to directors, officers or employees, other than increases in compensation made in the ordinary course of business consistent with past practice, (ii) enter into any new or amend in any material respect, any existing employment, severance, retention or change in control agreement with any of its past or present officers or employees, or (iii) establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any Company Employee Plans or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Company Employee Plan if it were in existence as of the date of this Agreement, or make any contribution to any Company Employee Plan, other than contributions required by Law, the terms of such Company Employee Plans as in effect on the date hereof or that are made in the ordinary course of business consistent with past practice;

  (e) acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances or capital contributions to or investments in any Person in excess of $100,000 in the aggregate;

  (f) (i) transfer, license, sell, lease or otherwise dispose of any assets (whether by way of merger, consolidation, sale of stock or assets, or otherwise), including the capital stock or other equity interests in any Subsidiary of the Company, provided that the foregoing shall not prohibit the Company and its Subsidiaries from transferring, licensing, selling, leasing or disposing of obsolete equipment or assets being replaced, in each case in the ordinary course of business consistent with past practice, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

  (g) repurchase, prepay or incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than the repayment of indebtedness or the incurrence of indebtedness (including borrowings under existing lines of credit) under the Japanese Credit Facilities included in the calculation of adjustments to aggregate Merger Consideration pursuant to Section 2.04(b)(i) and other than mandatory prepayments required under Section 6.2.2(b) of the Credit Agreement;

  (h) except in the ordinary course of business, enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any Company Material Contract or any Lease with respect to material Real Estate or any other Contract or Lease that, if in effect as of the date hereof would constitute a Company Material Contract or Lease with respect to material Real Estate hereunder;

  EXECUTION VERSION

  (i) institute, settle or compromise any Legal Actions pending or threatened before any arbitrator, court or other Governmental Entity involving the payment of monetary damages by the Company or any of its Subsidiaries of any amount exceeding $100,000 in the aggregate, other than (i) any Legal Action brought against the Forsyth Parties arising out of a breach or alleged breach of this Agreement by the Forsyth Parties, and (ii) the settlement of claims, liabilities or obligations reserved against on the most recent balance sheet of the Company included in the Company SEC Documents; provided that neither the Company nor any of its Subsidiaries shall settle or agree to settle any Legal Action which settlement involves a conduct remedy or injunctive or similar relief or has a restrictive impact on the Company’s business;

  (j) make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;

  (k) (i) settle or compromise any material Tax claim, audit or assessment, (ii) make or change any material Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, (iii) amend any material Tax Returns or file claims for material Tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or its Subsidiaries;

  (l) enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding or similar Contract with respect to any joint venture, strategic partnership or alliance;

  (m) except in connection with actions permitted by Section 5.04 hereof, take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to Company with respect to a Takeover Proposal or otherwise, including the restrictions on “business combinations” set forth in Section 203 of the DGCL, except for the Forsyth Parties or any of their respective Subsidiaries or Affiliates, or the transactions contemplated by this Agreement;

  (n) abandon, encumber, convey title (in whole or in part), exclusively license or grant any right or other licenses to material Company IP, other than in the ordinary course of business consistent with past practice;

  (o) make any capital expenditure in breach of Section 11.14.5 of the Credit Agreement; or

  (p) agree or commit to do any of the foregoing.

  EXECUTION VERSION

  Section 5.02 Other Actions. From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in Article VII, the Company and FCI shall not, and shall not permit any of their respective Subsidiaries to, take, or agree or commit to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Merger or the other transactions contemplated by this Agreement. In addition, the Company agrees to use commercially reasonable efforts to cause the trustee under the Rabbi Trust Agreement to be replaced prior to the Closing Date with a successor trustee reasonably acceptable to FCI.

  Section 5.03 Access to Information; Confidentiality.

  (a) Subject to applicable Law, from the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in Article VII, the Company shall, and shall cause its Subsidiaries to, upon reasonable prior written notice, afford to FCI and FCI’s Representatives (at FCI’s expense) reasonable access, at reasonable times and in a manner as shall not unreasonably interfere with the business or operations of the Company or any Subsidiary thereof, to the officers, employees, accountants, agents, properties, offices and other facilities and to all books, records, contracts and other assets of the Company and its Subsidiaries, and the Company shall, and shall cause its Subsidiaries to, furnish promptly to FCI such other information concerning the business and properties of the Company and its Subsidiaries as FCI may reasonably request in writing from time to time. Neither the Company nor any of its Subsidiaries shall be required to provide access to or disclose information (i) that is competitively sensitive as a result of the businesses in which the Forsyth Parties, BW and their Affiliates engage, or (ii) where such access or disclosure would jeopardize the protection of attorney-client privilege or contravene any Law (it being agreed that the parties shall use their reasonable best efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention). No investigation after the date of this Agreement shall affect the Company’s representations and warranties contained herein, or limit or otherwise affect the remedies available to the Forsyth Parties pursuant to this Agreement.

  (b) Each week prior to Closing, the Company shall provide to FCI copies of the Company’s global cash report and global accounts payable aging report in the forms currently and historically prepared by the Company; provided, that if the Company fails to provide either such report on a timely basis, then FCI shall give prompt written notice of such failure to the Company and the Company shall have a reasonable opportunity to cure such failure. If so requested by FCI, the Company shall also provide to FCI such information as FCI reasonably requests in order to verify the cash and accounts payable balances as well as the amounts of Transaction-Related Expenses paid and incurred but not then paid.

  EXECUTION VERSION

  (c) The Forsyth Parties and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, dated August 29, 2011, between FCI and the Company (the “Confidentiality Agreement”), which shall survive the termination of this Agreement in accordance with the terms set forth therein.

  Section 5.04 Solicitation.

  (a) Notwithstanding any other provision of this Agreement to the contrary, during the period beginning on the date of this Agreement and continuing until 11:59 p.m., Eastern time, on January 28, 2012 (the “Non-Exclusivity Period”), the Company and its Subsidiaries and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants, other advisors and representatives, collectively, “Representatives”) shall have the right (acting under the direction of the Transaction Committee) to, directly or indirectly: (i) initiate, solicit, facilitate and encourage, whether publicly or otherwise, Takeover Proposals, including by way of providing access to non-public information pursuant to (but only pursuant to) one or more Acceptable Confidentiality Agreements; provided that the Company shall promptly provide to Buyer any material non-public information concerning the Company or its Subsidiaries that is provided to any Person given such access that was not previously provided or made available to Buyer and (ii) enter into and maintain or continue discussions or negotiations with respect to Takeover Proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations.

  (b) Subject to Section 5.04(c), and except as may relate to an Excluded Party, from the end of the Non-Exclusivity Period until the Effective Time or, if earlier, the termination of this Agreement in accordance with the terms hereof (the “Exclusivity Period”), neither the Company nor any of its Subsidiaries shall, and the Company shall use reasonable best efforts to cause its Representatives not to, directly or indirectly:

  (i) solicit, initiate, continue or knowingly encourage any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Takeover Proposal;

  (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any non-public information for the purpose of encouraging or facilitating, or that could reasonably be expected to lead to, any Takeover Proposal; or

  (iii) accept a Takeover Proposal or enter into any agreement or agreement in principle (other than an Acceptable Confidentiality Agreement) providing for or relating to a Takeover Proposal or enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder.

  EXECUTION VERSION

  No later than the third Business Day after the commencement of the Exclusivity Period, the Company shall notify Buyer of the number and identity of each Excluded Party and provide Buyer with copies of all documents memorializing the material terms and conditions of Takeover Proposals received from Excluded Parties. If any material term or condition of any Takeover Proposal made by an Excluded Party is not memorialized in a document, the Company shall prepare a written summary of such material term or condition and provide such summary to Buyer. Notwithstanding anything to the contrary set forth in this Agreement, the Company may continue to take any of the actions described in clauses (i) and (ii) above during the Exclusivity Period with respect to any Excluded Party (provided that any Person or group of related Persons that was an Excluded Party shall cease to be an Excluded Party on the date that is 20 days after the end of the Non-Exclusivity Period). Subject to Section 5.04(c) and except as may relate to an Excluded Party, immediately upon commencement of the Exclusivity Period the Company shall immediately cease and cause to be terminated any existing solicitation, encouragement, discussion or negotiation with any Person conducted theretofore by the Company or any of the Company’s Representatives with respect to any Takeover Proposal and request that such Person return or destroy all confidential information concerning the Company and its Subsidiaries. Notwithstanding anything to the contrary set forth in this Agreement, during the Exclusivity Period the Company (A) shall not, and shall not permit any of the Company’s Representatives to, provide any non-public information to any Excluded Party without first entering into an Acceptable Confidentiality Agreement and (B) will promptly provide to Buyer and the Buyer any material non-public information concerning the Company or its Subsidiaries provided to any Excluded Party that was not previously provided or made available to Buyer.

  (c) Notwithstanding anything to the contrary contained in Section 5.04(b), if at any time during the Exclusivity Period and prior to obtaining the Requisite Company Vote, (i) the Company has otherwise complied with its obligations under this Section 5.04 in all material respects and has received a written Takeover Proposal from a third party that the Company Board or the Transaction Committee believes in good faith to be bona fide, and (ii) the Company Board or the Transaction Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Takeover Proposal constitutes or could reasonably be expected to result in a Superior Proposal, and (iii) after consultation with its outside legal counsel, the Company Board or the Transaction Committee determines in good faith that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Company Board or the Transaction Committee to the stockholders of the Company under applicable Law, then the Company may (x) furnish information with respect to the Company and its Subsidiaries to the Person making such Takeover Proposal and (y) participate in discussions or negotiations with the Person making such Takeover Proposal regarding such Takeover Proposal; provided that the Company (A) will not, and will use

  EXECUTION VERSION

  its commercially reasonable efforts to cause its Representatives not to, disclose any non-public information to such Person without entering into an Acceptable Confidentiality Agreement, (B) will promptly provide to Buyer any material non-public information concerning the Company or its Subsidiaries provided to such other Person that was not previously provided or made available to Buyer and (C) in the event it receives such Takeover Proposal, will promptly, and in any case within 48 hours after receipt thereof, notify Buyer of such Acquisition Proposal, including the material terms and conditions thereof and the identity of the party making such proposal, and provide copies of any written requests, proposals or offers, including proposed agreements, and shall keep Buyer reasonably informed as to the status and any material developments concerning the same. Nothing contained in this Section 5.04(c) shall prohibit the Company or the Company Board or the Transaction Committee from (x) taking and disclosing to the Company’s stockholders a position with respect to a tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or (y) making any other disclosure with regard to a Takeover Proposal required by applicable Law; provided, however, with respect to clause (x) that any such disclosure that is not a recommendation of rejection of such offer or a “stop, look and listen” letter or similar communication of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act and does not publicly reaffirm the recommendation of the Company Board or the Transaction Committee regarding the adoption of this Agreement, shall be deemed to be an Adverse Recommendation Change.

  (d) Subject to the last sentence of this Section 5.04(d), prior to obtaining the Requisite Company Vote, the Company Board shall not, directly or indirectly, (i) (A) withdraw (or modify in a manner adverse to Buyer), or publicly propose to withdraw (or modify in a manner adverse to Buyer), the recommendation by the Company Board with respect to adoption of this Agreement or (B) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, or otherwise declare advisable any alternative Takeover Proposal or publicly propose to do the foregoing (any such action described in clause (A) or (B) being referred to as an “Adverse Recommendation Change”), or (ii) approve or recommend, or publicly propose to approve or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement constituting or relating to any Takeover Proposal (other than an Acceptable Confidentiality Agreement and, to the extent a Takeover Proposal involves the issuance of securities to stockholders of the Company, other than an appropriate confidentiality agreement that allows the Company to receive and review confidential information with respect to a proposed issuer of any such securities) (a “Company Acquisition Agreement”); provided that the Company shall not be prohibited (whether before or after the commencement of the Exclusivity Period) from terminating this Agreement and entering into a Company Acquisition Agreement in accordance with Section 7.04(a), subject to compliance with this Section 5.04 and Section 7.04(a).

  EXECUTION VERSION

  Notwithstanding the foregoing, at any time prior to obtaining the Requisite Company Vote, if there occurs a change in circumstances affecting the Company and its Subsidiaries that does not relate to any Takeover Proposal, the Company Board may make an Adverse Recommendation Change if (i) it determines in good faith (after consultation with its financial advisors and outside legal counsel) that, in light of such change in circumstances, failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Company Board to the stockholders of the Company under applicable Law, (ii) the Company Board notifies Buyer in writing of its intention to make such Adverse Recommendation Change at least five Business Days prior to doing so, which notice shall contain a reasonably detailed description of the change in circumstances, (iii) for the five Business Days following delivery of the notice described in clause (ii), the Company shall, and shall cause its Representatives to, negotiate with Buyer (to the extent Buyer desires to negotiate) in good faith to make such adjustments to the terms of this Agreement so that such failure to make an Adverse Recommendation Change would not be reasonably likely to be inconsistent with the fiduciary duties of the Company Board to the stockholders of the Company under applicable Law, and (iv) following such five Business Day-period described in clause (ii), the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, taking into account any changes to this Agreement proposed in writing by Buyer in response to the notice described in clause (ii), that failure to make the Adverse Recommendation Change would be reasonably likely to be inconsistent with the fiduciary duties of the Company Board to the stockholders of the Company under applicable Law

  Section 5.05 Stockholders Meeting; Preparation of Proxy Materials.

  (a) The Company Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act. Subject to the terms set forth in this Agreement, the Company shall take all action necessary to duly call, give notice of, convene and hold the Company Stockholders Meeting as soon as reasonably practicable after the date of this Agreement, and, in connection therewith, the Company shall mail the Company Proxy Statement to the holders of Company Common Stock in advance of such meeting. Except to the extent that the Company Board shall have effected an Adverse Recommendation Change as permitted by Section 5.04 hereof, the Company Proxy Statement shall include the Company Board Recommendation. Subject to Section 5.04 hereof, the Company shall use commercially reasonable efforts to (i) solicit from the holders of Company Common Stock proxies in favor of approval of the transactions contemplated by this Agreement, including the Merger (and, if such proxies are insufficient to approve the transactions contemplated by this Agreement, including the Merger, then upon the request of FCI prior to the time of the Company Stockholders Meeting, the Company shall take all reasonable actions to cause the Company Stockholders Meeting to be adjourned for a period of not less than 20 days to permit

  EXECUTION VERSION

  solicitation of additional proxies by the Company in favor of approval), and (ii) take all other actions necessary or advisable to secure the vote or consent of the holders of Company Common Stock required by applicable Law to obtain such approval. The Company shall keep the Forsyth Parties updated with respect to proxy solicitation results as requested by the Forsyth Parties. Once the Company Stockholders Meeting has been called and noticed, the Company shall not postpone or adjourn the Company Stockholders Meeting without the consent of FCI (other than (i) in order to obtain a quorum of its stockholders or (ii) as reasonably determined by the Company to comply with applicable Law). Notwithstanding anything contained herein to the contrary, the Company shall not be required to hold the Company Stockholders Meeting if this Agreement is terminated before the meeting is held.

  (b) In connection with the Company Stockholders Meeting, as soon as reasonably practicable following the date of this Agreement the Company shall prepare and file the Company Proxy Statement with the SEC. The Forsyth Parties and the Company will cooperate and consult with each other in the preparation of the Company Proxy Statement. Without limiting the generality of the foregoing, each of the Forsyth Parties will furnish the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Company Proxy Statement. The Company shall not file the Company Proxy Statement, or any amendment or supplement thereto, without providing FCI a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by the Company). The Company shall use its commercially reasonable efforts to resolve, and each party agrees to consult and cooperate with the other party in resolving, all SEC comments with respect to the Company Proxy Statement as promptly as practicable after receipt thereof and to cause the Company Proxy Statement in definitive form to be cleared by the SEC and mailed to the Company’s stockholders as promptly as reasonably practicable following filing with the SEC. The Company agrees to consult with FCI prior to responding to SEC comments with respect to the preliminary Company Proxy Statement. Each of the Forsyth Parties and the Company agree to correct any information provided by it for use in the Company Proxy Statement which shall have become false or misleading and the Company shall promptly prepare and mail to its stockholders an amendment or supplement setting forth such correction. The Company shall as soon as reasonably practicable (i) notify FCI of the receipt of any comments from the SEC with respect to the Company Proxy Statement and any request by the SEC for any amendment to the Company Proxy Statement or for additional information and (ii) provide FCI with copies of all written correspondence between the Company and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Company Proxy Statement.

  Section 5.06 Notices of Certain Events. The Company shall notify the Forsyth Parties, and the Forsyth Parties shall notify the Company, promptly of (i) any notice or other communication from any Person

  EXECUTION VERSION

  alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement, and (iii) any Legal Actions commenced, or to such party’s knowledge, threatened, against the Company or any of its Subsidiaries or FCI or its Subsidiaries, as applicable, that are related to the transactions contemplated by this Agreement. In no event shall (x) the delivery of any notice by a party pursuant to this Section 5.06 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement, or (y) disclosure by the Company or the Forsyth Parties be deemed to amend or supplement the Company Disclosure Letter or constitute an exception to any representation or warranty. This Section 5.06 shall not constitute a covenant or agreement for purposes of Section 6.02(b) or Section 6.03(b).

  Section 5.07 Employees; Benefit Plans.

  (a) Compensation. During the period commencing at the Effective Time and ending on the date which is 12 months from the Effective Time (or if earlier, the date of the employee’s termination of employment with Buyer and its Subsidiaries), Buyer and Mezzanine shall cause the Surviving Corporation and each of its Subsidiaries, as applicable, to provide the employees of the Company and its Subsidiaries who remain employed immediately after the Effective Time (collectively, the “Company Continuing Employees”) with compensation and employee benefits that are, in the aggregate, no less favorable than the compensation and employee benefits provided by the Company and its Subsidiaries on the date of this Agreement.

  (b) Benefit Plans. With respect to any “employee benefit plan” as defined in Section 3(3) of ERISA maintained by Buyer or any of its Subsidiaries, excluding both any retiree healthcare plans or programs maintained by Buyer or any of its Subsidiaries and any equity compensation arrangements maintained by Buyer or any of its Subsidiaries (collectively, “Buyer Benefit Plans”) in which any Company Continuing Employees will participate effective as of the Effective Time, Buyer shall, or shall cause the Surviving Corporation to, recognize all service of the Company Continuing Employees with the Company or any of its Subsidiaries, as the case may be as if such service were with Buyer, for vesting and eligibility purposes (but not for (i) purposes of early retirement subsidies under any Buyer Benefit Plan that is a defined benefit pension plan or (ii) benefit accrual purposes, except for vacation and severance, if applicable) in any Buyer Benefit Plan in which such Company Continuing Employees may be eligible to participate after the Effective Time; provided, that such service shall not be recognized to the extent that (x) such recognition would result in a duplication of benefits or (y) such service was not recognized under the corresponding Company Employee Plan.

  EXECUTION VERSION

  (c) Certain Limitations. This Section 5.07 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.07, express or implied, shall confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.07. Nothing contained herein, express or implied (i) shall be construed to establish, amend or modify any benefit plan, program, agreement or arrangement or (ii) shall alter or limit the ability of the Surviving Corporation, Buyer, Mezzanine or any of their respective Affiliates to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them. The parties hereto acknowledge and agree that the terms set forth in this Section 5.07 shall not create any right in any Company Employee or any other Person to any continued employment with the Surviving Corporation, Buyer or any of their respective Subsidiaries or compensation or benefits of any nature or kind whatsoever.

  (d) Employee Communications. With respect to matters described in this Section 5.07, the Company will not send any written notices or other written communication materials to Company Employees without the prior written consent of FCI.

  (e) Supplemental Retirement Benefit Plans. From and after the Effective Time, Buyer and Mezzanine shall cause the Surviving Corporation and each of its Subsidiaries, as applicable, to honor in accordance with their terms all supplemental retirement benefit plans maintained by the Company and each of its Subsidiaries, as applicable, and listed on Section 3.12(g) of the Company Disclosure Letter, including payment of any amounts owed to beneficiaries pursuant to such supplemental retirement benefit plans.

  Section 5.08 Directors’ and Officers’ Indemnification and Insurance.

  (a) Indemnification. The Forsyth Parties agree that all rights to indemnification, advancement of expenses and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time an officer or director of the Company and its Subsidiaries (each an “Indemnified Party”) as provided in the Charter Documents, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date hereof and disclosed in Section 5.08, shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time and shall survive the Merger and shall remain in full force and effect in accordance with their terms, and, in the event that any proceeding is pending or asserted or any claim made during such period, until the final disposition of such proceeding or claim.

  (b) Continuing Obligations. For three years after the Effective Time, to the fullest extent permitted under applicable Law, the Forsyth Parties and the Surviving Corporation (the “Indemnifying Parties”) shall indemnify, defend and hold harmless

  EXECUTION VERSION

  each Indemnified Party against all losses, claims, damages, liabilities, fees, expenses, judgments and fines arising in whole or in part out of actions or omissions in their capacity as such occurring at or prior to the Effective Time (including in connection with the transactions contemplated by this Agreement), and shall reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such losses, claims, damages, liabilities, fees, expenses, judgments and fines as such expenses are incurred, subject to the Surviving Corporation’s receipt of an undertaking by such Indemnified Party to repay such legal and other fees and expenses paid in advance if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified under applicable Law; provided, however, that the Surviving Corporation will not be liable for any settlement effected without the Surviving Corporation’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

  (c) Tail Coverage. The Surviving Corporation shall, and FCI, Buyer and Mezzanine shall cause the Surviving Corporation to, obtain as of the Effective Time “tail” insurance policies with a claims period of six years from the Effective Time with coverage and amounts and containing terms and conditions that are not less advantageous to the directors and officers of the Company and its Subsidiaries as the coverage, amounts, terms and coverage provided by the Company to its directors and officers as of the date of this Agreement, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement); provided, however, that in no event will the Surviving Corporation be required to expend a premium for such coverage in excess of $90,000 (the “Maximum Premium”). If such insurance coverage cannot be obtained at a premium equal to or less than the Maximum Premium, the Surviving Corporation will obtain, and FCI, Buyer and Mezzanine will cause the Surviving Corporation to obtain, that amount of directors’ and officers’ insurance (or “tail” coverage) obtainable for a premium equal to the Maximum Premium.

  (d) Survival. The obligations of FCI, Buyer, Mezzanine and the Surviving Corporation under this Section 5.08 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.08 applies without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom this Section 5.08 applies shall be third party beneficiaries of this Section 5.08, each of whom may enforce the provisions of this Section 5.08).

  (e) Successors. In the event Buyer, Mezzanine, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Buyer, Mezzanine or the Surviving Corporation, as the case

  EXECUTION VERSION

  may be, shall assume all of the obligations set forth in this Section 5.08. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors and employees, it being understood and agreed that the indemnification provided for in this Section 5.08 is not prior to, or in substitution for, any such claims under any such policies.

  Section 5.09 Commercially Reasonable Efforts.

  (a) Upon the terms and subject to the conditions set forth in this Agreement (including those contained in this Section 5.09), each of the parties hereto shall, and shall cause its Subsidiaries to, use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, and to satisfy all conditions to, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (i) the obtaining of all necessary permits, waivers, consents, approvals and actions or nonactions from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entities, (ii) the obtaining of all necessary consents or waivers from third parties, and (iii) the execution and delivery of any additional instruments necessary to consummate the Merger and to fully carry out the purposes of this Agreement. FCI, Buyer and Mezzanine will take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement. The Company, FCI, Buyer and Mezzanine shall, subject to applicable Law, promptly (x) cooperate and coordinate with the other in the taking of the actions contemplated above and (y) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each party hereto shall promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement. If the Company or any of the Forsyth Parties receives a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement, then it shall use commercially reasonable efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request, and, if permitted by applicable Law and by any applicable Governmental Entity, provide the other party’s counsel with advance notice and the opportunity to attend and participate in any meeting with any Governmental Entity in respect of any filing made

  EXECUTION VERSION

  thereto in connection with the transactions contemplated by this Agreement. None of the Forsyth Parties and the Company shall commit to or agree (or permit their respective Subsidiaries to commit to or agree) with any Governmental Entity to stay, toll or extend any applicable waiting period under applicable Antitrust Laws, without the prior written consent of the other (such consent not to be unreasonably withheld or delayed).

  (b) Without limiting the generality of the undertakings pursuant to Section 5.09(a) hereof, the parties hereto shall (i) provide or cause to be provided as promptly as reasonably practicable to Governmental Entities with jurisdiction over the Antitrust Laws (each such Governmental Entity, a “Governmental Antitrust Authority”) information and documents requested by any Governmental Antitrust Authority as necessary, proper or advisable to permit consummation of the transactions contemplated by this Agreement, including preparing and submitting any filings under any Antitrust Laws prior to any legal deadline and in any event within ten Business Days of the date of this Agreement and thereafter to respond as promptly as practicable to any request for additional information or documentary material that may be made under any applicable Antitrust Laws and (ii) subject to the terms set forth in Section 5.09(c) hereof, use their commercially reasonable efforts to take such actions as are necessary or advisable to obtain prompt approval of the consummation of the transactions contemplated by this Agreement by any Governmental Entity or expiration of applicable waiting periods.

  (c) In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, the Company shall cooperate in all respects with the Forsyth Parties and shall use its commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.

  (d) Notwithstanding anything to the contrary set forth in this Agreement, in connection with obtaining any approvals or clearances required under applicable Antitrust Laws to consummate the Merger, none of the Forsyth Parties or BW or any of their Affiliates shall be required to, and the Company may not, without the prior written consent of FCI, become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement or order to sell, license, assign, transfer, divest, hold separate or otherwise dispose of any assets, business or portion of business of the Company, the Surviving Corporation, the Forsyth Parties, BW or any of their respective Affiliates, unless, in the reasonable judgment of FCI, such requirement, condition, limitation, understanding, agreement or order would not reasonably be expected to have a material adverse effect on BW, FCI, the Company or any of their Affiliates.

  EXECUTION VERSION

  Section 5.10 Financing.

  (a) The Forsyth Parties shall use their commercially reasonable efforts to consummate the Financing no later than the Closing. In the event that any portion of the Financing becomes unavailable in the manner or from the source contemplated in the Equity Commitment Letter, (A) the Forsyth Parties shall immediately notify the Company and (B) the Forsyth Parties shall use their commercially reasonable efforts to arrange to obtain any such portion from alternative sources, on terms that are no more adverse to the Company, as promptly as practicable following the occurrence of such event, including entering into definitive agreements with respect thereto (such definitive agreements entered into pursuant to the first or second sentence of this Section 5.10(a) being referred to as the “Financing Agreements”). The Forsyth Parties shall, and shall cause their Affiliates to, use their commercially reasonable efforts to cause their representatives to, comply with the terms, and satisfy on a timely basis the conditions, of the Equity Commitment Letter, any alternative financing commitments, the Financing Agreements and any related fee and engagement letters. Any breach of the Equity Commitment Letter, the Financing Agreements, any alternative financing commitment and any related fee and engagement letter by the Forsyth Parties shall be deemed a breach by the Forsyth Parties of this Section 5.10(a). The Forsyth Parties shall (x) furnish complete, correct and executed copies of the Financing Agreements promptly upon their execution, (y) give the Company prompt notice of any breach by any party of any of the Equity Commitment Letter, any alternative financing commitment, any related fee and engagement letter, or the Financing Agreements or any termination thereof and (z) otherwise keep the Company informed of the status of its efforts to arrange the Financing (or any replacement thereof).

  (b) The Company shall, and shall cause its Subsidiaries to, at Buyer’s sole expense, reasonably cooperate in connection with the arrangement of the Financing as may be reasonably requested by Buyer (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company and its Subsidiaries). Such cooperation by the Company shall include, at the reasonable request of Buyer, (i) agreeing to enter into such agreements, and to use commercially reasonable efforts to deliver such officer’s certificates, as are customary in financings of such type and as are, in the good faith determination of the Persons executing such officer’s certificates, accurate, and agreeing to pledge, grant security interests in, and otherwise grant liens on, the Company’s assets pursuant to such agreements as may be reasonably requested, provided that no obligation of the Company under any such agreement, pledge or grant shall be effective until the Effective Time and (ii) providing to BW or other financing sources financial and other information in the Company’s possession with respect to the Merger, making the Company’s senior officers available to assist the financing sources and otherwise reasonably cooperating in connection with the consummation of the Financing. Notwithstanding anything in this Agreement to the contrary, neither the Company nor any of its Subsidiaries shall be required to pay any commitment or other similar fee or incur any other Liability or obligation in connection with the Financing (or any replacements thereof) prior to the Effective Time. The

  EXECUTION VERSION

  Forsyth Parties shall indemnify and hold harmless the Company, its Subsidiaries, Affiliates and representatives against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the arrangement of the Financing (including actions taken at the request of Buyer in accordance with this Section 5.10) and any information utilized in connection therewith. Buyer shall, promptly upon request by the Company, reimburse the Company for all costs incurred by the Company in connection with such cooperation.

  Section 5.11 Public Announcements. The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and FCI. Thereafter, each of the Company and the Forsyth Parties agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and FCI (which consent shall not be unreasonably withheld or delayed), except as such release or announcement may be permitted by Section 5.04 or required by applicable Law or the rules or regulations of any applicable United States securities exchange or Governmental Entity to which the relevant party is subject, wherever situated, in which case the party required to make the release or announcement shall consult with the other party about, and allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

  Section 5.12 Takeover Statutes. If any “control share acquisition”, “fair price”, “moratorium” or other anti-takeover Law becomes or is deemed to be applicable to the Company, the Forsyth Parties, the Merger or any other transaction contemplated by this Agreement, then each of the Company and the Forsyth Parties and their respective board of directors or managers shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.

  Section 5.13 Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any dispositions of shares of Company Common Stock (including derivative securities with respect to such shares) that are treated as dispositions under such rule and result from the transactions contemplated by this Agreement by each director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company.

  EXECUTION VERSION

  Section 5.14 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

  Section 5.15 Antitrust. During the period from the date hereof and continuing until the earlier of the termination of the Agreement or the Closing Date, except with the consent of the Company (which shall not be unreasonably withheld, delayed or conditioned), the Forsyth Parties shall not do anything, including entering into any transaction, that would reasonably be expected to prevent or delay any filings or approvals under the Antitrust Laws, if applicable.

  ARTICLE VI

  CONDITIONS

  Section 6.01 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

  (a) Company Stockholder Approval. This Agreement will have been duly adopted by the Requisite Company Vote.

  (b) No Injunctions, Restraints or Illegality. No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced or entered any Laws or Orders, whether temporary, preliminary or permanent, that make illegal, enjoin or otherwise prohibit consummation of the Merger or the other transactions contemplated by this Agreement.

  (c) Governmental Consents. All consents, approvals and other authorizations of any Governmental Entity required to consummate the Merger and the other transactions contemplated by this Agreement (other than the filing of the Certificate of Merger with the Secretary of State of the State of Delaware) shall have been obtained, free of any condition that would reasonably be expected to have a Company Material Adverse Effect or a material adverse effect on the Forsyth Parties’ ability to consummate the transactions contemplated by this Agreement.

  EXECUTION VERSION

  Section 6.02 Conditions to Obligations of the Forsyth Parties. The obligations of the Forsyth Parties to effect the Merger are subject to the satisfaction or waiver by the Forsyth Parties on or prior to the Closing Date of the following conditions:

  (a) Representations and Warranties. (i) The representations and warranties of the Company (other than in Section 3.01(a) (insofar as such representations and warranties relate to the Company), Section 3.02(a) (second sentence), Section 3.02(b)(i) (first sentence), Section 3.03(a), Section 3.04(b), and Section 3.10) set forth in Article III of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words “Company Material Adverse Effect,” “in all material respects,” “in any material respect,” “material” or “materially”) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (ii) the representations and warranties of the Company contained in Section 3.02(a) (second sentence), and Section 3.02(b)(i) (first sentence) shall be true and correct (other than de minimis inaccuracies) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all material respects as of that date), and (iii) the representations and warranties contained in Section 3.01(a) (insofar as such representations and warranties relate to the Company), Section 3.03(a), Section 3.04(b), and Section 3.10 shall be true and correct in all respects when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date).

  (b) Performance of Covenants. The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it hereunder.

  (c) Company Material Adverse Effect. Since the date of this Agreement, there shall not have been any Company Material Adverse Effect or any event, change or effect that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

  (d) Dissenters’ Rights. Holders of Company Common Stock representing 20% or more of the total number of shares of Company Common Stock outstanding shall not have exercised (and not failed to perfect) dissenters’ rights.

  (e) FIRPTA Certificate. The Company shall have provided to FCI an affidavit, dated as of the Closing Date, signed under penalties of perjury, that is consistent in form and substance with the affidavit referred to in Treasury Regulations section 1.1445-2(c)(3).

  EXECUTION VERSION

  (f) Officers Certificate. FCI and Buyer shall have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Sections 6.02(a), (b) and (c) hereof.

  Section 6.03 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is subject to the satisfaction or waiver by the Company on or prior to the Closing Date of the following conditions:

  (a) Representations and Warranties. The representations and warranties of the Forsyth Parties set forth in Article IV of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words “material adverse effect,” “in all material respects,” “in any material respect,” “material” or “materially”) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Forsyth Parties’ ability to consummate the transactions contemplated by this Agreement.

  (b) Performance of Covenants. The Forsyth Parties shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by them hereunder.

  (c) Officers Certificate. The Company will have received a certificate, signed by an officer of FCI, certifying as to the matters set forth in Section 6.03(a) and Section 6.03(b).

  (d) Credit Agreement. The Forsyth Parties shall repay or cause to be repaid in full all outstanding principal, interest and other amounts due under the Credit Agreement.

  ARTICLE VII

  TERMINATION, AMENDMENT AND WAIVER

  Section 7.01 Termination By Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company) by mutual written consent of the Forsyth Parties and the Company.

  EXECUTION VERSION

  Section 7.02 Termination By Either FCI or the Company. This Agreement may be terminated by either FCI or the Company at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

  (a) if the Merger has not been consummated on or before June 30, 2012 (the “End Date”); provided, however, that: (i) the right to terminate this Agreement pursuant to this Section 7.02(a) shall not be available to any party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the cause of, or resulted in, the failure of the Merger to be consummated on or before the End Date; and (ii) in the event that the Company resolicits the approval of the Company’s stockholders pursuant to Section 2.04(d), the End Date shall be extended by an additional number days appropriate to accomplish such resolicitation and subsequent stockholder vote, but in no event shall the End Date be extended to a date later than 40 days following the date the Company mails the amended or supplemented Company Proxy Statement to stockholders pursuant to Section 2.04(d);

  (b) if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order making illegal, permanently enjoining or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by this Agreement, and such Law or Order shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(b) shall not be available to any party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the cause of, or resulted in, the issuance, promulgation, enforcement or entry of any such Law or Order; or

  (c) if this Agreement has been submitted to the stockholders of the Company for adoption at a duly convened Company Stockholders Meeting and the Requisite Company Vote shall not have been obtained at such meeting (including any adjournment or postponement thereof).

  Section 7.03 Termination By FCI. This Agreement may be terminated by FCI at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

  (a) if (i) an Adverse Recommendation Change shall have occurred, (ii) the Company shall have entered into, or publicly announced its intention to enter into, a Company Acquisition Agreement (other than an Acceptable Confidentiality Agreement), (iii) the Company Board fails to reaffirm (publicly, if so requested by FCI) the Company Board Recommendation within ten Business Days after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by the Company or the Person making such Takeover Proposal, (iv) a tender offer or exchange offer relating to Company Common Stock shall have been commenced by a Person unaffiliated with FCI and the Company shall not have sent to its stockholders pursuant to Rule 14e-2 under the Securities Act, within ten Business Days after such tender offer or exchange offer is first published, sent or given, a statement reaffirming the Company Board Recommendation

  EXECUTION VERSION

  and recommending that stockholders reject such tender or exchange offer, or (v) the Company or the Company Board (or any committee thereof) shall publicly announce its intentions to do any of actions specified in this Section 7.03(a); or

  (b) if there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.02(a) or Section 6.02(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided that FCI shall have given the Company at least 30 days’ written notice prior to such termination stating FCI’s intention to terminate this Agreement pursuant to this Section 7.03(b).

  Section 7.04 Termination By the Company. This Agreement may be terminated by the Company at any time prior to the Effective Time (notwithstanding, in the case of Section 7.04(b) immediately below, any approval of this Agreement by the stockholders of the Company):

  (a) if prior to the receipt of the Requisite Company Vote at the Company Stockholders Meeting, the Company Board authorizes the Company, in full compliance with the terms of this Agreement, including Section 5.04(b) hereof, to enter into a Company Acquisition Agreement (other than an Acceptable Confidentiality Agreement) in respect of a Superior Proposal; provided that the Company shall have paid any amounts due pursuant to Section 7.06(b) hereof in accordance with the terms, and at the times, specified therein; and provided further that in the event of such termination, the Company substantially concurrently enters into such Company Acquisition Agreement; or

  (b) if there shall have been a breach of any representation, warranty, covenant or agreement on the part of any of the Forsyth Parties set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.03(a) or Section 6.03(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided that the Company shall have given FCI at least 30 days’ written notice prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 7.04(b).

  Section 7.05 Notice of Termination; Effect of Termination. The party desiring to terminate this Agreement pursuant to this Arcticle VII (other than pursuant to Section 7.01) shall deliver written notice of such termination to each other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with Section 7.05 shall be effective immediately upon delivery of such written notice to the other party. If this Agreement is terminated pursuant to this Article VII, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any stockholder, director, officer, employee, agent or Representative of

  EXECUTION VERSION

  such party) to any other party hereto, except (i) with respect to Section 5.03(b), this Section 7.05, Section 7.06 and Article VIII (and any related definitions contained in any such Sections or Article), which shall remain in full force and effect and (ii) with respect to any liabilities or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud or the breach by another party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.

  Section 7.06 Fees and Expenses Following Termination.

  (a) If this Agreement is terminated by FCI pursuant to Section 7.03(a), then the Company shall pay to FCI (by wire transfer of immediately available funds), within two Business Days after such termination, a fee in an amount equal to the Termination Fee.

  (b) If this Agreement is terminated by the Company pursuant to Section 7.04(a), then the Company shall pay to FCI (by wire transfer of immediately available funds), at or prior to such termination, a fee in an amount equal to the Termination Fee.

  (c) If this Agreement is terminated by the Company or FCI pursuant to (x) Section 7.02(a) hereof and provided that the Requisite Company Vote shall not have been obtained at the Company Stockholders Meeting (including any adjournment or postponement thereof) or (y) Section 7.02(c) hereof and (A) prior to such termination (in the case of termination pursuant to Section 7.02(a) or the Company Stockholders Meeting (in the case of termination pursuant to Section 7.02(c)), a Takeover Proposal shall in the case of a termination pursuant to Section 7.02(a) or Section 7.02(c), have been publicly disclosed and not withdrawn, and (B) within 12 months following the date of such termination of this Agreement the Company shall have entered into a definitive agreement with respect to any Takeover Proposal, or any Takeover Proposal shall have been consummated (in each case whether or not such Takeover Proposal is the same as the original Takeover Proposal made, communicated or publicly disclosed), then in any such event the Company shall pay to FCI (by wire transfer of immediately available funds), immediately prior to and as a condition to consummating such transaction, the Termination Fee (it being understood for all purposes of this Section 7.06(c), all references in the definition of Takeover Proposal to “20%” shall be deemed to be references to “more than 50%” instead). If a Person (other than the Forsyth Parties) makes a Takeover Proposal that has been publicly disclosed and subsequently withdrawn prior to such termination or the Company Stockholder Meeting, as applicable, and, within 12 months following the date of the termination of this Agreement, such Person or any of its controlled Affiliates makes a Takeover Proposal that is publicly disclosed, such initial Takeover Proposal shall be deemed to have been “not withdrawn” for purposes of clauses of this paragraph (c).

  (d) The Company acknowledges and hereby agrees that the provisions of this Section 7.06 are an integral part of the transactions contemplated by this Agreement

  EXECUTION VERSION

  (including the Merger), and that, without such provisions, the Forsyth Parties would not have entered into this Agreement. If the Company shall fail to pay in a timely manner the amounts due pursuant to this Section 7.06, and, in order to obtain such payment, FCI makes a claim against the Company that results in a judgment against the Company, the Company shall pay to FCI the reasonable costs and expenses of FCI (including its reasonable attorneys’ fees and expenses) incurred or accrued in connection with such suit, together with interest on the amounts set forth in this Section 7.06 at the prime lending rate prevailing from time to time during such period as published in The Wall Street Journal. Any interest payable hereunder shall be calculated on a daily basis from the date such amounts were required to be paid until (but excluding) the date of actual payment, and on the basis of a 360-day year. The parties acknowledge and agree that in no event shall the Company be obligated to pay the Termination Fee on more than one occasion.

  (e) Except as expressly set forth in this Section 7.06, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such Expenses.

  Section 7.07 Amendment. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Requisite Company Vote, by written agreement signed by each of the parties hereto; provided, however, that following the receipt of the Requisite Company Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law or in accordance with the rules of any relevant self-regulatory organization would require further approval by the holders of Company Common Stock without such approval.

  Section 7.08 Extension; Waiver. At any time prior to the Effective Time, the Forsyth Parties, on the one hand, or the Company, on the other hand, may (a) extend the time for the performance of any of the obligations of the other party(ies), (b) waive any inaccuracies in the representations and warranties of the other party(ies) contained in this Agreement or in any document delivered under this Agreement, or (c) unless prohibited by applicable Law, waive compliance with any of the covenants, agreements or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

  EXECUTION VERSION

  ARTICLE VIII

  MISCELLANEOUS

  Section 8.01 Definitions. For purposes of this Agreement, the following terms will have the following meanings when used herein with initial capital letters:

  “Acceptable Confidentiality Agreement” means a confidentiality agreement that contains customary terms and conditions with respect to transactions of the type contemplated by this Agreement not materially less restrictive than the Confidentiality Agreement (it being understood that such confidentiality agreement need not prohibit the making of a Takeover Proposal).

  “Adjusted Per Share Merger Consideration” has the meaning set forth in Section 2.04(d).

  “Adverse Recommendation Change” has the meaning set forth in Section 5.04(d).

  “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract or otherwise.

  “Aged A/P” means accounts payable to the Company or its Subsidiaries that are classified as other than “current” on the Company’s or a Subsidiary’s books in accordance with the Company’s historical accounting practices.

  “Agreement” has the meaning set forth in the Preamble.

  “Antitrust Laws” has the meaning set forth in Section 3.03(c).

  “Book-Entry Shares” has the meaning set forth in Section 2.02(a).

  “Business Day” means any day, other than Saturday, Sunday or any day on which banking institutions located in New York, New York are authorized or required by Law or other governmental action to close.

  “Buyer” has the meaning set forth in the Preamble.

  “Buyer Benefit Plans” has the meaning set forth in Section 5.07(b).

  EXECUTION VERSION

  “BW” has the meaning set forth in Section 4.04(b).

  “Certificates” means outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock (other than shares cancelled in accordance with Section 2.01(a)).

  “Certificate of Merger” has the meaning set forth in Section 1.03.

  “Charter Documents” has the meaning set forth in Section 3.01(b).

  “Closing” has the meaning set forth in Section 1.02.

  “Closing Date” has the meaning set forth in Section 1.02.

  “COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Section 4980B of the Code and Section 601 et. seq. of ERISA.

  “Code” has the meaning set forth in Section 2.05.

  “Company” has the meaning set forth in the Preamble.

  “Company Acquisition Agreement” has the meaning set forth in Section 5.04(d).

  “Company Balance Sheet” has the meaning set forth in Section 3.04(e).

  “Company Board” has the meaning set forth in the Recitals.

  “Company Board Recommendation” has the meaning set forth in Section 3.03(d).

  “Company Class A Common Stock” has the meaning set forth in the Recitals.

  “Company Class B Common Stock” has the meaning set forth in the Recitals.

  “Company Common Stock” has the meaning set forth in the Recitals.

  “Company Continuing Employees” has the meaning set forth in Section 5.07(a).

  “Company Disclosure Letter” has the meaning set forth in the introductory language in Article III.

  “Company Employee” has the meaning set forth in Section 3.12(a).

  “Company Employee Plan” has the meaning set forth in Section 3.12(a).

  EXECUTION VERSION

  “Company Equity Award” means a Company Stock Option or a Company Stock Award or a phantom stock award, as the case may be.

  “Company ERISA Affiliate” means, with respect to any Person, any other Person that, together with such first Person, would be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code.

  “Company Financial Advisor” has the meaning set forth in Section 3.10.

  “Company IP” has the meaning set forth in Section 3.07(b).

  “Company IP Agreements” means all licenses, sublicenses, consent to use agreements, covenants not to sue and permissions and other Contracts, including the right to receive royalties or any other consideration, whether written or oral, relating to Intellectual Property and to which the Company or any of its Subsidiaries is a party or under which the Company or any of its Subsidiaries is a licensor or licensee.

  “Company Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to (i) the business, results of operations, condition (financial or otherwise), or assets of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the transactions contemplated hereby on a timely basis; provided, however, that, for the purposes of clause (i), a Company Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (a) changes generally affecting the economy, financial or securities markets; (b) any outbreak or escalation of war or any act of terrorism; or (c) general changes in the conditions in the industry in which the Company and its Subsidiaries operate; provided further, however, that any event, change and effect referred to in clauses (a), (b) or (c) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change or effect has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses.

  Without limiting the generality of the foregoing, a “Company Material Adverse Effect” shall be deemed to have occurred if (a) the Company shall be in breach of the financial covenants relating to net sales and EBITDA set forth in Section 11.14 of the Credit Agreement; (b) an Event of Default (as defined in the Credit Agreement) shall have occurred and as a result thereof the lenders under the Credit Agreement shall have exercised, or indicated in writing that they intend to exercise, their rights as secured creditors under the Credit Agreement; or (c) the trustee under the Rabbi Trust Agreement initiates any legal action or proceeding against the Company or any of the Forsyth Parties and/or their Affiliates with respect to the Company’s failure to meet its obligations under

  EXECUTION VERSION

  the Rabbi Trust Agreement including, without limitation, the Company’s failure to make a contribution to the trust in an amount equal to the full “Funding Amount” (as defined in the Rabbi Trust Agreement) upon the occurrence of a “Potential Change of Control” (as defined in the Rabbi Trust Agreement).

  “Company Material Contract” has the meaning set forth in Section 3.15(a).

  “Company-Owned IP” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.

  “Company Proxy Statement” has the meaning set forth in Section 3.16.

  “Company SEC Documents” has the meaning set forth in Section 3.04(a).

  “Company Securities” has the meaning set forth in Section 3.02(b).

  “Company Stock Award” has the meaning set forth in Section 2.07(b).

  “Company Stock Option” has the meaning set forth in Section 2.07(a).

  “Company Stock Plans” has the meaning set forth in Section 3.02(b).

  “Company Stockholders Meeting” means the special meeting of the Stockholders of the Company to be held to consider the adoption of this Agreement.

  “Company Subsidiary Securities” has the meaning set forth in Section 3.02(d).

  “Confidentiality Agreement” has the meaning set forth in Section 5.03(b).

  “Consent” has the meaning set forth in Section 3.03(c).

  “Contracts” means any contracts, agreements, licenses, notes, bonds, mortgages, indentures, leases or other binding instruments or binding commitments, whether written or oral.

  “Credit Agreement” means the Credit Agreement, dated as of November 21, 2006, by and among the Company, the other Borrowers referenced therein, the other Lenders referenced therein, and Bank of America N.A., as Administrative Agent, as amended prior to the date hereof, including pursuant to the Eleventh, Twelfth and Thirteenth Amendments to the Credit Agreement.1

  “DGCL” has the meaning set forth in Section 1.01.

  “Dissenting Shares” has the meaning set forth in Section 2.03.

[1]	NTD: Forsyth needs to confirm the terms of the Twelfth and Thirteenth Amendments.

  EXECUTION VERSION

  “Effective Time” has the meaning set forth in Section 1.03.

  “Eleventh Amendment to the Credit Agreement” means Amendment No. 11 to the Credit Agreement, dated as of October 13, 2001, by and among the Company, the other Borrowers party thereto, the other Credit Parties thereto, and Bank of America, N.A., as Administrative Agent to the Lenders specified therein.

  “Eleventh Amendment Additional Fees” means the additional fees which may become payable by the Company beginning on February 10, 2012 pursuant to Section 6.01 of the Eleventh Amendment to the Credit Agreement.

  “Eleventh Amendment Additional Warrants” means the additional warrants which may be issued by the Company beginning on March 1, 2012 pursuant to Section 3.02 of the Eleventh Amendment to the Credit Agreement.

  “End Date” has the meaning set forth in Section 7.02(a).

  “Environmental Laws” means any applicable Law, and any Order or binding agreement with any Governmental Entity: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Substance. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

  “Equity Commitment Letter” has the meaning set forth in Section 4.04(b).

  “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

  “Exchange Act” has the meaning set forth in Section 3.03(c).

  EXECUTION VERSION

  “Exchange Agent” has the meaning set forth in Section 2.02(a).

  “Excluded Party” means any Person or group of related Persons from whom the Company has received, during the Non-Exclusivity Period, a written Takeover Proposal that the Company Board determines in good faith prior to the commencement of the Exclusivity Period, after consultation with the Company’s financial advisors and outside counsel, is bona fide and could reasonably be expected to result in a Superior Proposal. Any Person or group of related Persons that was an Excluded Party shall cease to be an Excluded Party on the date that is 20 days following the end of the Non-Exclusivity Period.

  “Exclusivity Period” has the meaning set forth in Section 5.04(b).

  “Expenses” means, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing and mailing of the Company Proxy Statement, the filing of any required notices under the Antitrust Laws, or in connection with other regulatory approvals, and all other matters related to the Merger other transactions contemplated hereby.

  “FCI” has the meaning set forth in the Preamble.

  “Financing” has the meaning set forth in Section 4.04(b).

  “Financing Agreements” has the meaning set forth in Section 5.10(a).

  “First Quarter 10-Q” has the meaning set forth in the introductory language in Article III.

  “Forsyth Parties” has the meaning set forth in the Recitals.

  “GAAP” has the meaning set forth in Section 3.04(b).

  “Governmental Antitrust Authority” has the meaning set forth in Section 5.09(b).

  “Governmental Entity” has the meaning set forth in Section 3.03(c).

  “Hazardous Substance” shall mean (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws, and (b) any

  EXECUTION VERSION

  petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation and polychlorinated biphenyls.

  “Indebtedness” means any of the following: (a) any indebtedness for borrowed money, (b) any obligations evidenced by bonds, debentures, notes or other similar instruments, (c) any obligations to pay the deferred purchase price of property or services, except trade accounts payable and other current Liabilities arising in the ordinary course of business, (d) any obligations, contingent or otherwise, under acceptance credit, letters of credit or similar facilities, and (e) any guaranty of any of the foregoing; provided, however, that Indebtedness shall not include (i) capital lease obligations, or (ii) any accrued income tax Liabilities.

  “Indemnified Party” has the meaning set forth in Section 5.08(a).

  “Indemnifying Parties” has the meaning set forth in Section 5.08(b).

  “Initial Proxy Solicitation Merger Consideration Floor” means $0.90 per share the Company Common Stock.

  “Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction worldwide, whether registered or unregistered, including such rights in and to: (a) patents (including all reissues, divisions, provisionals, continuations and continuations-in-part, re-examinations, renewals and extensions thereof), patent applications, patent disclosures or other patent rights (“Patents”); (c) copyrights, design, design registration, and all registrations, applications for registration, and renewals for any of the foregoing, and any “moral” rights (“Copyrights”); (d) trademarks, service marks, trade names, business names, logos, trade dress, certification marks and other indicia of commercial source or origin together with all goodwill associated with the foregoing, and all registrations, applications and renewals for any of the foregoing (“Trademarks”); (e) trade secrets and business, technical and know-how information, databases, data collections and other confidential and proprietary information and all rights therein (“Trade Secrets”); (f) software, including data files, source code, object code, application programming interfaces, architecture, files, records, schematics, computerized databases and other software-related specifications and documentation (“Software”); and (g) Internet domain name registrations.

  “IRS” means the United States Internal Revenue Service.

  “Knowledge” means, when used with respect to the Company, the actual knowledge of Mark Becker, Helen Oster, Ivan Habibe, Steffen Weisser, Birger Hansson or Peter Hultberg, after reasonable inquiry.

  EXECUTION VERSION

  “Japanese Credit Facilities” means the Loan Agreement, dated as of September 16, 2011, between The Shoko Chukin Bank, Ltd., and Baldwin Japan Ltd., the Loan Agreement, dated as of September 16, 2011, between The Shoko Chukin Bank, Ltd., and Baldwin Japan Ltd., the Special Overdraft Agreement, dated as of December 30, 2002, between Sumitomo Mitsui Banking Corporation and Baldwin Japan Ltd., the Special Overdraft Agreement, dated as of November 2, 2007, between Mizuho Bank, Ltd., and Baldwin Japan Ltd., as amended, and the Agreement on Entrustment of Administrative Service and Whole Amount Subscription Agreement, dated as of April 22, 2011, between Mizuho Bank, Ltd., and Baldwin Japan Ltd., taken as a whole.

  “Laws” means any domestic or foreign laws, common law, statutes, ordinances, rules, regulations, codes, Orders or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered or applied by any Governmental Entity.

  “Lease” shall mean all leases, subleases and other agreements under which the Company or any of its Subsidiaries leases, uses or occupies, or has the right to use or occupy, any real property.

  “Leased Real Estate” shall mean all real property that the Company or any of its Subsidiaries leases, subleases or otherwise uses or occupies, or has the right to use or occupy, pursuant to a Lease.

  “Legal Action” has the meaning set forth in Section 3.09.

  “Liability” shall mean any liability, indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP).

  “Liens” means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer and security interests of any kind or nature whatsoever.

  “Maximum Premium” has the meaning set forth in Section 5.08(c).

  “Merger” has the meaning set forth in Section 1.01.

  “Merger Sub” has the meaning set forth in the Preamble.

  “Merger Consideration” has the meaning set forth in Section 2.01(b).

  “Mezzanine” has the meaning set forth in the Preamble.

  “Non-Exclusivity Period” has the meaning set forth in Section 5.04(a).

  “Order” has the meaning set forth in Section 3.09.

  EXECUTION VERSION

  “Owned Real Estate” shall mean any real estate owned in fee by Company or any of its Subsidiaries, together with all buildings, structures, fixtures and improvements thereon and all of the Company’s and its Subsidiaries’ rights thereto, including without limitation, all easements, rights of way and appurtenances relating thereto.

  “Payment Fund” has the meaning set forth in Section 2.02(a).

  “Permits” has the meaning set forth in Section 3.08(b).

  “Permitted Liens” means (a) statutory Liens for Taxes or other governmental charges that in either case are not yet due and payable or the amount or validity of which is being contested in good faith (provided appropriate reserves required pursuant to GAAP have been made in respect thereof), (b) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided appropriate reserves required pursuant to GAAP have been made in respect thereof), (c) zoning, entitlement, building and other land use regulations imposed by Governmental Entities having jurisdiction over such Person’s owned or leased real property, which are not violated by the current use and operation of such real property, (d) covenants, conditions, restrictions, easements and other similar non-monetary matters of record affecting title to such Person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses, (e) any right of way or easement related to public roads and highways, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses, (f) Liens arising under workers’ compensation, unemployment insurance, social security, retirement and similar legislation, and (g) Liens set forth in Section 8.01(b) of the Company Disclosure Letter.

  “Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity and other entity and group (which term will include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

  “Rabbi Trust Agreement” means the Grantor Trust Agreement, dated as of February 14, 2006, between the Company and Key Bank National Association, as amended by Amendment No. 1 thereto effective as of August 18, 2009.

  “Real Estate” means the Owned Real Estate and the Leased Real Estate.

  “Representatives” has the meaning set forth in Section 5.04(a).

  “Requisite Company Vote” has the meaning set forth in Section 3.03(a).

  “Sarbanes-Oxley Act” has the meaning set forth in Section 3.04(g).

  EXECUTION VERSION

  “SEC” has the meaning set forth in Section 3.03(c).

  “Securities Act” has the meaning set forth in Section 3.04(a).

  “Subsidiary” means, when used with respect to any party, any corporation or other organization, whether incorporated or unincorporated, a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

  “Superior Proposal” means a bona fide written proposal made by a third party to acquire more than 50% of the equity securities or consolidated total assets of the Company and its Subsidiaries, pursuant to a tender or exchange offer, a merger, a consolidation or a sale of its assets, (i) on terms which the Company Board or Transaction Committee determines in its good faith judgment to be more favorable from a financial point of view to the holders of Company Common Stock than the transactions contemplated by this Agreement (after consultation with its financial and legal advisors), taking into account all the terms and conditions of such proposal and this Agreement (after having complied with, and taken into account all of the changes that have been offered by Buyer pursuant to, Section 5.04(d)) and (ii) that the Company Board or Transaction Committee has determined to be reasonably capable of being completed on the terms proposed, taking into account all financial (including the financing terms thereof), regulatory, legal and other aspects of such proposal and the Person making the proposal, and taking into account the likelihood and timing of consummation as compared to the transactions contemplated hereby.

  “Surviving Corporation” has the meaning set forth in Section 1.01.

  “Takeover Proposal” means (i) any bona fide inquiry, proposal or offer for, in one transaction or a series of related transactions, a merger, reorganization, consolidation, tender offer, dissolution, recapitalization, share exchange or other business combination or similar transaction involving the Company and its Subsidiaries (other than (1) mergers, consolidations, tender offers, recapitalizations, share exchanges or other business combinations involving solely the Company and/or one or more Subsidiaries of the Company and (2) mergers, consolidations, tender offers, recapitalizations, share exchanges or other business combinations or similar transactions that if consummated would result in the holders of the outstanding shares of Company Common Stock immediately prior to such transaction owning more than 80% of the equity securities of the Company, or any successor or acquiring entity, immediately thereafter), (ii) any proposal for the issuance by the Company of over 20% of its equity securities or (iii) any proposal or offer to acquire in any manner, directly or indirectly, over 20% of the equity securities or consolidated total assets of the Company and its Subsidiaries, in each case other than the transactions contemplated by this Agreement.

  EXECUTION VERSION

  “Tax Authority” means any Governmental Entity responsible for the administration or imposition of any Tax.

  “Taxes” means (i) all taxes, levies, assessments, duties, imposts or other like assessments, charges or fees (including estimated taxes, charges and fees), including, without limitation, income, profits, gross receipts, transfer, excise, property, sales, use value-added, ad valorem, license, excise, capital, wage, employment, payroll, withholding, social security, Medicare, severance, occupation, import, custom, duties, stamp, documentary, mortgage, registration, alternative, add-on minimum, environmental, franchise or other governmental taxes or charges of any kind whatsoever, imposed by any Tax Authority, including any interest, penalties, fines or additions to tax applicable or related thereto, (ii) all liability for the payment of any amounts of the type described in clause (i) as the result of being (or ceasing to be) a member of an affiliated, consolidated, combined or unitary group (or being included (or required to be included) in any Tax Return related thereto), and (iii) all liability for the payment of any amounts as a result of an express or implied obligation to indemnify or otherwise contribute, assume or succeed to the liability of any other Person with respect to the payment of any amounts of the type described in clause (i) or clause (ii).

  “Tax Return” means any report, return, statement, declaration, claim for refund, information return or other written information (including any related or supporting schedules, statements or information and amended returns) filed or required to be filed in connection with any Taxes, including (i) any schedule or attachment thereto and any amendment or supplement thereof and (ii) the administration of any Laws, regulations or administrative requirements relating to any Taxes.

  “Termination Fee” means an amount equal to $3,000,000; provided, however, in the event the Agreement is terminated by the Company pursuant to Section 7.04(a) in order to enter into a Company Acquisition Agreement with an Excluded Party (prior to such time as the Person or group of related Persons that was an Excluded Party ceases to be an Excluded Party), the Termination Fee shall mean an amount equal to $2,000,000.

  “Transaction Committee” has the meaning set forth in the Recitals.

  “Transaction-Related Expenses” means the expenses incurred or to be incurred by the Company and/or its Subsidiaries in connection with the transactions contemplated by this Agreement.

  “Treasury Regulations” means the Treasury regulations promulgated under the Code.

  EXECUTION VERSION

  “Voting Agreement Stockholders” means Mark T. Becker, Rold Bergstrom, Samuel B. Fortenbaugh III, Paul J. Griswold, Gerald A. Nathe, Ronald B. Salvagio, Claes Warnander and Akira Hara.

  “Voting Debt” has the meaning set forth in Section 3.02(c).

  “Warrant” has the meaning set forth in Section 2.08.

  Section 8.02 Interpretation; Construction.

  (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Exhibit or Schedule, such reference shall be to a Section of, Exhibit to or Schedule of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” A reference in this Agreement to $ or dollars is to U.S. dollars. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter.

  (b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

  Section 8.03 Survival. None of the representations and warranties contained in this Agreement or in any instrument delivered under this Agreement will survive the Effective Time. This Section 8.03 does not limit any covenant of the parties to this Agreement which, by its terms, contemplates performance after the Effective Time. The Confidentiality Agreement will (a) survive termination of this Agreement in accordance with its terms and (b) terminate as of the Effective Time.

  Section 8.04 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

  EXECUTION VERSION

  Section 8.05 Submission to Jurisdiction.

  (a) In the event that the Company initiates any legal action or proceeding against one or more Forsyth Parties with respect to this Agreement and the rights and obligations arising hereunder, such legal action or proceeding shall be brought and determined exclusively in the state courts located in St. Louis County, Missouri, or in the event (but only in the event) that such courts do not have subject matter jurisdiction over such action or proceeding, in the U.S. Federal District Court for the Eastern District of Missouri. This Section 8.05(a) shall not apply to counterclaims that one or more Forsyth Parties assert in litigation initiated by the Company.

  (b) In the event that one or more Forsyth Parties initiate any legal action or proceeding against the Company with respect to this Agreement and the rights and obligations arising hereunder, such legal action or proceeding shall be brought and determined exclusively in the state courts located in New York County, New York, or in the event (but only in the event) that such courts do not have subject matter jurisdiction over such action or proceeding, in the U.S. Federal District Court for the Southern District of New York. This Section 8.05(b) shall not apply to counterclaims that the Company asserts in litigation initiated by one or more Forsyth Parties.

  (c) Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.07 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than in compliance with Section 8.05(a) or Section 8.05(b), as applicable. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 8.05, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

  EXECUTION VERSION

  Section 8.06 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.06.

  Section 8.07 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.07):

If to any of the Forsyth Parties, to:	Forsyth Capital Investors, LLC 8040 Forsyth Blvd. St. Louis, Missouri 63105 Attention: Kyle Chapman, Managing Director Facsimile: (314) 726-2132

with a copy (which will not constitute notice to any of the Forsyth Parties) to:	Thompson Coburn LLP One US Bank Plaza St. Louis, Missouri 63101 Attention: Thomas A. Litz Facsimile: (314) 552-7072

  EXECUTION VERSION

If to the Company, to:	Baldwin Technology Company, Inc. 2000 NW Corporate Blvd., Suite 101 Boca Raton, Florida 33431 Attention: Mark Becker, President and CEO Facsimile: (561) 995-0551

with a copy (which will not constitute notice to the Company) to:	Morgan, Lewis & Bockius LLP 101 Park Avenue New York, New York 10178 Attention: David W. Pollak Facsimile: (212) 309-6001

  or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above.

  Section 8.08 Entire Agreement. This Agreement (including the Exhibits to this Agreement), the Company Disclosure Letter and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the Confidentiality Agreement and the Company Disclosure Letter (other than an exception expressly set forth as such in the Company Disclosure Letter), the statements in the body of this Agreement will control.

  Section 8.09 No Third Party Beneficiaries. Except as provided in Section 5.08 hereof (which shall be to the benefit of the parties referred to in such section), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

  Section 8.10 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this

  EXECUTION VERSION

  Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

  Section 8.11 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that prior to the Effective Time, Merger Sub may, without the prior written consent of the Company, assign all or any portion of its rights under this Agreement to FCI or to one or more of FCI’s direct or indirect wholly-owned subsidiaries. No assignment shall relieve the assigning party of any of its obligations hereunder.

  Section 8.12 Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

  Section 8.13 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in addition to any other remedy to which they are entitled at Law or in equity.

  Section 8.14 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement will have received counterparts signed by all of the other parties.

  [SIGNATURE PAGE FOLLOWS]

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

BALDWIN TECHNOLOGY COMPANY, INC.

By	/s/ Mark T. Becker

Name:	Mark T. Becker
Title:	President and CEO

FORSYTH CAPITAL INVESTORS, LLC

By	/s/ W.Kyle Chapman

Name:	W. Kyle Chapman
Title:	Chairman of the Board

FORSYTH BALDWIN, LLC

By	/s/ W.Kyle Chapman

Name:	W. Kyle Chapman
Title:	Chairman of the Board

FORSYTH BALDWIN MEZZANINE, INC.

By	/s/ W.Kyle Chapman

Name:	W. Kyle Chapman
Title:	Chairman of the Board

FORSYTH BALDWIN, INC.

By	/s/ W.Kyle Chapman

Name:	W. Kyle Chapman
Title:	Chairman of the Board

  [Signature Page to Agreement and Plan of Merger]

APPENDIX B

Confidential	December 22, 2011

  Transaction Committee of the Board of Directors
  Baldwin Technology Company, Inc.
  2000 NW Corporate Blvd., Suite 101
  Boca Raton, Florida, 33431

  Ladies and Gentlemen:

  Baldwin Technology Company, Inc., a Delaware corporation (the “Company”), has engaged Duff & Phelps, LLC (“Duff & Phelps”) to serve as an independent financial advisor to the Transaction Committee of the Board of Directors (the “Transaction Committee”) of the Company and to provide an opinion (the “Opinion”) as of the date hereof as to the fairness, from a financial point of view, to the holders of the Company Common Stock (as herein defined), of the consideration to be received in the contemplated transaction described below (the “Proposed Transaction”).

  Description of the Proposed Transaction

  The Proposed Transaction is a merger pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), entered into as of December 22, 2011, by and among the Company, Forsyth Capital Investors, LLC, a Missouri limited liability company (“Forsyth”), Forsyth Print, Inc., a Delaware corporation and indirect affiliate of Forsyth ("Merger Sub"), and the other parties named therein. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into the Company. As a result of the Proposed Transaction, the corporate existence of Merger Sub will cease, and the Company will continue as the surviving corporation. As more fully set forth in the Merger Agreement, and subject to certain adjustments set forth therein, each share of Class A common stock, par value $0.01 per share, of the Company (the "Company Class A Common Stock") and each share of Class B common stock, par value $0.01 per share, of the Company ("Company Class B Common Stock" and together with the Company Class A Common Stock, the “Company Common Stock”) will be converted into the right to receive approximately $0.96 in cash. The aggregate consideration received by the holders of the Company Common Stock will be decreased on a dollar-for-dollar basis based on certain factors, including the extent the difference between the Company’s aggregate cash balances and the balance of aged accounts payable is less than $1,800,000, provided that such adjustments cannot reduce the per share consideration below $0.90.

Duff & Phelps, LLC 55 E. 52nd Street, Floor 31 New York, NY 10055	T +1 212 871 2000	www.duffandphelps.com

  Baldwin Technology Company, Inc.

  December 22, 2011

  Scope of Analysis

  In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

1.	Reviewed the following documents:

a.

  The Company’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the years ended June 30, 2009 through June 30, 2011 and the Company’s unaudited interim financial statements for the three months ended September 30, 2011 included in the Company’s Form 10-Q filed with the SEC for the period then ended;

	b.	Unaudited internal segment and pro forma financial information for the Company for the fiscal years ended June 30, 2008 through 2011 and the five months ended November 30, 2011;

c.

  Other internal and external documents relating to the history, current operations and capital structure, and probable future outlook of the Company, including certain non-public financial projections, the fiscal year 2012 cash flow forecast, and materials prepared for a potential recapitalization of the Company provided to us by management of the Company; and

	d.	Documents related to the Proposed Transaction, including the Merger Agreement dated December 22, 2011;

2.	Discussed the information referred to above and the background and other elements of the Proposed Transaction with the management of the Company;

3.	Reviewed the historical trading price and trading volume of the Company’s Common Stock, and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

4.

  Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, and an analysis of the financial terms, to the extent publicly available, of selected transactions that Duff & Phelps deemed relevant; and

5.	Conducted such other financial analyses and considered such other information and factors as Duff & Phelps deemed appropriate.

  Baldwin Technology Company, Inc.

  December 22, 2011

  Assumptions, Qualifications and Limiting Conditions

  In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Company’s consent:

1.	Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;

2.	Relied upon the fact that the Transaction Committee and the Company have been advised by its legal, tax and regulatory advisors as to all legal, tax and regulatory matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;

3.	Assumed that any estimates, evaluations, forecasts and projections furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same and express no view as to any such information or the assumptions on which such estimates, evaluations, forecasts and projections are based;

4.	Assumed that information supplied and representations made by Company management regarding the Company and the Proposed Transaction are substantially accurate in all respects material to our analysis;

5.	Assumed that the final versions of the Merger Agreement and all related documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;

6.	Assumed that there has been no material change in the assets, financial condition, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps;

7.	Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Merger Agreement without any material amendments thereto or any material waivers or delays of any terms or conditions thereof; and

8.	Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Company or the consummation of the Proposed Transaction.

  Baldwin Technology Company, Inc.

  December 22, 2011

  To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.

  Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon the information made available to us as of the date hereof and upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof.

  Duff & Phelps did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). Our opinion does not address the relative merits of the Proposed Transaction as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Proposed Transaction. Duff & Phelps has not (i) initiated any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction, the assets, businesses or operations of the Company, or any alternatives to the Proposed Transaction, (ii) negotiated the terms of the Proposed Transaction, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Agreement and the Transaction, or (iii) advised the Transaction Committee or any other party with respect to alternatives to the Proposed Transaction. As set forth below, an affiliate of Duff & Phelps has been engaged by the Company to solicit alternative proposals, as provided in the Merger Agreement, subsequent to the date hereof.

  Duff & Phelps is not expressing any opinion as to the market price or value of the Company’s Common Stock after the announcement or the consummation of the Proposed Transaction. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal, tax or accounting matter.

  In rendering this Opinion, Duff & Phelps is not expressing any opinion with respect to the fairness of the Proposed Transaction to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of the Company or the amount or nature of any compensation to be received by any of the Company’s officers, directors, or employees, or any class of such persons, relative to the consideration to be received by the public shareholders of the Company in the Proposed Transaction, or with respect to the fairness of any such compensation.

  Baldwin Technology Company, Inc.

  December 22, 2011

  This Opinion is furnished solely for the use and benefit of the Transaction Committee in connection with its consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction; (ii) does not address any transaction related to the Proposed Transaction; (iii) is not a recommendation as to how the Transaction Committee or any stockholder should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction; and (iv) does not indicate that the consideration received is the best possibly attainable under any circumstances; instead, it merely states whether the consideration in the Proposed Transaction is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

  This Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with this letter shall be limited in accordance with the terms set forth in the engagement letter between Duff & Phelps and the Company dated November 21, 2011 (the “Engagement Letter”). This letter is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter. This opinion may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, except the Company may reproduce this opinion in full in any document that is required to be filed with the U.S. Securities and Exchange Commission and required to be mailed by the Company to its stockholders relating to the Proposed Transaction; provided, however, that all references to us or our opinion in any such document and the description or inclusion of our opinion therein shall be subject to our prior approval.

  Disclosure of Prior Relationships

  Duff & Phelps has acted as financial advisor to the Transaction Committee and will receive a fee for its services. The Transaction Committee has also agreed to reimburse certain of Duff & Phelps’ expenses arising out of its engagement. No portion of Duff & Phelps’ fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated. Pursuant to the terms of the Engagement Letter, a portion of Duff & Phelps’ fee is payable upon Duff & Phelps’ stating to the Transaction Committee that it is prepared to deliver its Opinion. The Engagement Letter also provides for the engagement of an affiliate of Duff & Phelps to provide investment banking services in connection with a solicitation of investors for a superior proposal pursuant to the Merger Agreement, for which such affiliate of Duff & Phelps will receive an additional fee, a substantial portion of which is contingent on the consummation of a superior proposal. Other than this engagement and financial reporting valuation services performed for the Company for which Duff & Phelps received customary fees, expense reimbursement, and indemnification, during the two years preceding the date of this Opinion, Duff & Phelps has not had any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

  Baldwin Technology Company, Inc.

  December 22, 2011

  Conclusion

  Based upon and subject to the foregoing, Duff & Phelps is of the opinion that as of the date hereof the consideration to be received by the holders of the Company Common Stock in the Proposed Transaction is fair from a financial point of view to the holders of the Company Common Stock.

  This letter, and the opinion expressed herein is addressed to, and for the information and benefit of, the Transaction Committee in connection with their evaluation of the Proposed Transaction. This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.

  Respectfully submitted,

  Duff & Phelps, LLC

  APPENDIX C

  GENERAL CORPORATION LAW OF DELAWARE
  SECTION 262 -- APPRAISAL RIGHTS

       (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

       (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

            (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

            (2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                 a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                 b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

                 c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

                 d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

            (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

       (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

       (d) Appraisal rights shall be perfected as follows:

            (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

            (2) If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

       (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

       (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

       (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

       (h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

       (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

       (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

       (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

       (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

  APPENDIX D

  Form of Voting Agreement

       This Voting Agreement (this "Agreement"), dated as of December 22, 2011 between the undersigned stockholder ("Stockholder") of Print Technology Company, Inc., a Delaware corporation (the "Company"), and Forsyth Capital Investors, LLC, a Missouri limited liability company ("FCI").

       WHEREAS, concurrently with or following the execution of this Agreement, the Company, FCI, Forsyth Print, LLC, a Missouri limited liability company ("Buyer"), Forsyth Print Mezzanine, Inc., a Missouri corporation ("Mezzanine"), and Forsyth Print, Inc., a Delaware corporation ("Merger Sub" and, together with FCI, Buyer and Mezzanine, the "Forsyth Parties"), have entered, or will enter, into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), providing for, among other things, the merger (the "Merger") of Merger Sub and the Company pursuant to the terms and conditions of the Merger Agreement;

       WHEREAS, as a condition to their willingness to enter into the Merger Agreement, the Forsyth Parties have required that Stockholder execute and deliver this Agreement; and

       WHEREAS, in order to induce the Forsyth Parties to enter into the Merger Agreement, Stockholder is willing to make certain representations, warranties, covenants and agreements with respect to the shares of Class A common stock, par value $.01 per share, of the Company ("Company Class A Common Stock"), and with respect to the shares of Class B common stock, par value $0.01 per share, of the Company ("Company Class B Common Stock" and, together with the Company Class A Common Stock, the "Company Common Stock") beneficially owned by Stockholder and set forth below Stockholder's signature on the signature page hereto (the "Original Shares" and, together with any additional shares of Company Common Stock pursuant to Section 6 hereof, the "Shares").

       NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

       For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

2.	Representations of Stockholder.

       Stockholder represents and warrants to FCI that:

(a)

  (i) Stockholder owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) all of the Original Shares free and clear of all Liens, and (ii) except pursuant hereto, there is no option, warrant or other right, agreement, proxy, arrangement or commitment of any character to which Stockholder is a party relating to the pledge, disposition or voting of any of the Original Shares and there is no voting trust or voting agreement with respect to the Original Shares.

(b)

  Stockholder does not beneficially own any shares of Company Common Stock other than (i) the Original Shares and (ii) any options, warrants or other rights to acquire any additional shares of Company Common Stock or any security exercisable for or convertible into shares of Company Common Stock, set forth on the signature page of this Agreement (collectively, "Options").

(c)

  Stockholder has full legal capacity (and, if applicable, full corporate power and authority) to enter into, execute and deliver this Agreement and to perform fully Stockholder's obligations hereunder (including the proxy described in Section 3 below)). This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

(d)

  None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will conflict with or result in a material breach, or constitute a material default (with or without notice of lapse of time or both) under any provision of, any material trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, instrument or Law applicable to Stockholder or to Stockholder's property or assets.

3.	Agreement to Vote Shares.

  Stockholder agrees during the term of this Agreement to vote the Shares, and to cause any holder of record of Shares to vote: (i) in favor of the Merger, the Merger Agreement and the transactions contemplated thereby, at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof; (ii) against (1) any Takeover Proposal, (2) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of Stockholder under this Agreement and (3) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfilment of the Forsyth Parties’ conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of the Company (including any amendments to the Company’s Charter Documents).

4.	No Voting Trusts or Other Arrangement.

       Stockholder agrees that Stockholder will not, and will not permit any entity under Stockholder's control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with FCI.

5.	Transfer and Encumbrance.

       Stockholder agrees that during the term of this Agreement, Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber ("Transfer") any of the Shares or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of the Shares or Stockholder's voting or economic interest therein. Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void. This Section 5 shall not prohibit a Transfer of the Shares by Stockholder to any member of Stockholder's immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder's immediate family, or upon the death of Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to FCI, to be bound by all of the terms of this Agreement.

6.	Additional Shares.

       Stockholder agrees that all shares of Company Common Stock that Stockholder purchases, acquires the right to vote or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Shares for all purposes of this Agreement.

7.	Waiver of Appraisal and Dissenters' Rights.

       Stockholder hereby waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Merger that Stockholder may have by virtue of ownership of the Shares.

8.	Termination.

       This Agreement shall terminate upon the earliest to occur of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated in accordance with its terms and (iii) an Adverse Recommendation Change by the Company Board permitted under Section 5.04(d) of the Merger Agreement.

9.	No Agreement as Director or Officer.

       Stockholder makes no agreement or understanding in this Agreement in Stockholder's capacity as a director or officer of the Company or any of its subsidiaries (if Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Stockholder in stockholder's capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict Stockholder from exercising Stockholder's fiduciary duties as an officer or director to the Company or its stockholders.

10.	Specific Performance.

       Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other party's seeking or obtaining such equitable relief.

11.	Entire Agreement.

       This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both of the parties hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

12.	Notices.

       All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12):

If to FCI:	Forsyth Capital Investors, LLC
8040 Forsyth Blvd.
St. Louis, Missouri 63105
Attention: Kyle Chapman, Managing Director
Facsimile: (314) 726-2132

with a copy to:	Thompson Coburn LLP
One US Bank Plaza
St. Louis, Missouri 63101
Attention: Thomas A. Litz
Facsimile: (314) 552-7072

       If to Stockholder, to the address or facsimile number set forth for Stockholder on the signature page hereof.

13.	Miscellaneous.

(a)

  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

(b)

  Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns shall be brought and determined exclusively in the state courts located in New York, NY, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the U.S. Federal District Court for the Southern District of New York. Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 12 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 13(b), (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c)

  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 13(c).

(d)

  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(e)	This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(f)	Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

(g)	All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(h)	There is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

(i)

  Neither party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto, except that FCI may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any of its Affiliates. Any assignment contrary to the provisions of this Section 13(i) shall be null and void.

  [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

FORSYTH CAPITAL
INVESTORS, LLC

By

Name:
Title:

By

Name:

Number of Shares of Company
Class A Common Stock
Beneficially Owned as of the
Date of this Agreement:

Number of Shares of Company
Class B Common Stock
Beneficially Owned as of the
Date of this Agreement:

Number (and class of shares
underlying) Options Beneficially
Owned as of the Date of this
Agreement:

Street Address:
City/State/Zip Code:
Fax:

  REVOCABLE PROXY

  BALDWIN TECHNOLOGY COMPANY, INC.

  SPECIAL MEETING OF STOCKHOLDERS
  CLASS A COMMON STOCK
  March 15, 2012
  10:00 a.m., Eastern Standard Time

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints MARK T. BECKER and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class A Common Stock of the undersigned in said Company at the Special Meeting of Stockholders of said Company to be held at the Hyatt House, 830 Bridgeport Avenue, Shelton, Connecticut, 06484, on Thursday, March 15, 2012 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.

  PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED
  POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
  THE INTERNET OR BY TELEPHONE.

  (Continued, and to be marked, dated and signed, on the other side)

È FOLD AND DETACH HERE È

  BALDWIN TECHNOLOGY COMPANY, INC. – SPECIAL MEETING, MARCH 15, 2012

  YOUR VOTE IS IMPORTANT!

  Special Meeting Materials are available on-line at:
  http://www.specialmeeting.baldwintech.com

  You can vote in one of three ways:

1.	Call toll free 1-866-804-4706 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at http://www.rtcoproxy.com/bld and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

  PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

  4702

z	REVOCABLE PROXY	{
X	PLEASE MARK VOTES AS IN THIS EXAMPLE	BALDWIN TECHNOLOGY COMPANY, INC.	Special Meeting of Stockholders MARCH 15, 2012

	For	Against	Abstain
1.
  To adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 22, 2011, among Baldwin Technology Company, Inc. (the “Company”), Forsyth Capital Investors, LLC, a Missouri limited liability company (“FCI”), Forsyth Baldwin, LLC, a Missouri limited liability company, Forsyth Baldwin Mezzanine, Inc., a Missouri corporation, and Forsyth Baldwin, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of FCI (“Merger Sub”), which contemplates the merger (the “Merger”) of Merger Sub with and into the Company, with the Company continuing as the surviving corporation, and the transactions contemplated by the Merger Agreement.
	☐	☐	☐

Share/Stockholders	AAAAAAAAAAAAAAAAAAAAA
Name and Address	AAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

  When shares are held by joint tenants, both must sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

	For	Against	Abstain
2.
  To consider and vote upon a proposal to adjourn the Special Meeting of Stockholders (the “Special Meeting”), if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement referred to in Proposal 1 set forth above.
	☐	☐	☐
	For	Against	Abstain
3.
  To consider and vote upon a proposal to approve, on a nonbinding advisory basis, the “golden parachute” compensation that may be payable to Mark T. Becker, the Company’s President and Chief Executive Officer, and Ivan R. Habibe, the Company’s Chief Financial Officer, Treasurer and Vice President of Global Administrative Services, in connection with the Merger.
	☐	☐	☐

  To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Mark here if you plan to attend the meeting	☐
Mark here for address change and note change	☐

x	IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW	y

Ç	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL PROXY VOTING INSTRUCTIONS	Ç

  Stockholders of record have three ways to vote:
  1. By Telephone (using a Touch-Tone Phone); or
  2. By Internet; or
  3. By Mail.
  A telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., March 15, 2012. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., March 15, 2012: 1-866-804-4706	Vote by Internet anytime prior to 3 a.m., March 15, 2012: http://www.rtcoproxy.com/bld

  Please note that the last vote received, whether by telephone, internet or by mail, will be the vote counted.

ON-LINE SPECIAL MEETING MATERIALS:	http://www.specialmeeting.baldwintech.com

Your vote is important!

  REVOCABLE PROXY

  BALDWIN TECHNOLOGY COMPANY, INC.

  SPECIAL MEETING OF STOCKHOLDERS
  CLASS B COMMON STOCK
  March 15, 2012
  10:00 a.m., Eastern Standard Time

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints MARK T. BECKER and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class B Common Stock of the undersigned in said Company at the Special Meeting of Stockholders of said Company to be held at the Hyatt House, 830 Bridgeport Avenue, Shelton, Connecticut, 06484, on Thursday, March 15, 2012 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.

  PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED
  POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
  THE INTERNET OR BY TELEPHONE.

  (Continued, and to be marked, dated and signed, on the other side)

È FOLD AND DETACH HERE È

  BALDWIN TECHNOLOGY COMPANY, INC. – SPECIAL MEETING, MARCH 15, 2012

  YOUR VOTE IS IMPORTANT!

  Special Meeting Materials are available on-line at:
  http://www.specialmeeting.baldwintech.com

  You can vote in one of three ways:

1.	Call toll free 1-866-804-4706 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at http://www.rtcoproxy.com/bld and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

  PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

  4703

z	REVOCABLE PROXY	{
X	PLEASE MARK VOTES AS IN THIS EXAMPLE	BALDWIN TECHNOLOGY COMPANY, INC.	Special Meeting of Stockholders MARCH 15, 2012

	For	Against	Abstain
1.
  To adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 22, 2011, among Baldwin Technology Company, Inc. (the “Company”), Forsyth Capital Investors, LLC, a Missouri limited liability company (“FCI”), Forsyth Baldwin, LLC, a Missouri limited liability company, Forsyth Baldwin Mezzanine, Inc., a Missouri corporation, and Forsyth Baldwin, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of FCI (“Merger Sub”), which contemplates the merger (the “Merger”) of Merger Sub with and into the Company, with the Company continuing as the surviving corporation, and the transactions contemplated by the Merger Agreement.
	☐	☐	☐

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

  When shares are held by joint tenants, both must sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

	For	Against	Abstain
2.
  To consider and vote upon a proposal to adjourn the Special Meeting of Stockholders (the “Special Meeting”), if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement referred to in Proposal 1 set forth above.
	☐	☐	☐
	For	Against	Abstain
3.
  To consider and vote upon a proposal to approve, on a nonbinding advisory basis, the “golden parachute” compensation that may be payable to Mark T. Becker, the Company’s President and Chief Executive Officer, and Ivan R. Habibe, the Company’s Chief Financial Officer, Treasurer and Vice President of Global Administrative Services, in connection with the Merger.
	☐	☐	☐

  To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Mark here if you plan to attend the meeting	☐
Mark here for address change and note change	☐

x	IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW	y

Ç	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL PROXY VOTING INSTRUCTIONS	Ç

  Stockholders of record have three ways to vote:
  1. By Telephone (using a Touch-Tone Phone); or
  2. By Internet; or
  3. By Mail.
  A telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., March 15, 2012. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., March 15, 2012: 1-866-804-4706	Vote by Internet anytime prior to 3 a.m., March 15, 2012: http://www.rtcoproxy.com/bld

  Please note that the last vote received, whether by telephone, internet or by mail, will be the vote counted.

ON-LINE SPECIAL MEETING MATERIALS:	http://www.specialmeeting.baldwintech.com

Your vote is important!